As filed with the Securities and Exchange Commission on April 25, 2018

Registration Statement File No. 033-23126

Registration Statement File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 35

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 176

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, including Area Code)

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate date of proposed public offering:         Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2018, pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Life Plus (VLP), a Flexible Premium Variable Whole Life Insurance Policy

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes an individual, flexible premium, variable, whole life insurance policy (policy) issued by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (GPA) and the funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the cash surrender value will vary, depending on the investment performance of the funds.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of the policy. Certain non-material provisions of your policy may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your policy for specific variations since any such state variation will be included in your policy or in riders or endorsements attached to your policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other insurance you own.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy nor is it an offer to sell the policy to anyone to whom it is illegal to offer the policy. The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.

To learn more about the policy, you can obtain a copy of the SAI. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

Effective May 1, 2018

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Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account, and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the GPA.

We will deliver to you copies of the current fund prospectuses and/or summary prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (www.massmutual.com) to access this prospectus, as well as the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies.

MML Series Investment Fund

MML Equity Index Fund (Class II)

MML Series Investment Fund II

MML Blend Fund (Initial Class)

MML Equity Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML U.S. Government Money Market Fund (Initial Class)

Oppenheimer Variable Account Funds

Oppenheimer Global Fund/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio

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Summary of Benefits and Risks

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

Death Benefit	The primary benefit of your policy is life insurance coverage. While the policy is “in force,” which means the policy has not terminated, the current selected face amount typically will be paid as a death benefit to the beneficiary when the insured dies.
Right to Return the Policy	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund (free look). You also have a limited period of time after any selected face amount increase during which you can cancel the increase and receive a refund of premium paid on or after the date of application for that increase.
Variable Investment Choices	The policy offers a choice of seven Separate Account divisions within its Separate Account. Each Separate Account division invests in shares of a designated investment fund.
Guaranteed Principal Account	In addition to the above mentioned variable investment choices, you may also allocate net premiums to the GPA. Amounts allocated to the GPA are guaranteed and earn interest daily. Certain restrictions apply to transfers to and from the GPA.
Flexibility

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• increase or decrease the policy’s selected face amount (higher selected face amount can result in higher charges);

• change the owner or beneficiary;

• change your investment selections.

Transfers	Generally, you may transfer funds among the Separate Account divisions and the GPA. Limitations on transfers are described in the “Risks of the Policy” table and the “Policy Transactions” section.
Surrenders and Withdrawals	You may surrender your policy, and we will pay you its cash surrender value (account value less any surrender charges and policy debt). You may also withdraw a part of the account value. A withdrawal reduces the policy values, may reduce the face amount of the policy, and may increase the risk that the policy will terminate. Surrenders and withdrawals may have adverse tax consequences.
Loans	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate.
Assignability	You may generally assign the policy as collateral for a loan or other obligation.
Tax Benefits	You are not generally taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
Additional Benefits	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.

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Risks of the Policy

Investment Risks	The value of your policy will fluctuate with the performance of the Separate Account divisions you select. Your Separate Account divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the Separate Account divisions. It is possible you could lose your entire investment.
Suitability	Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by Massachusetts Mutual Life Insurance Company.
Early Surrender	If you surrender your policy, you will be subject to surrender charges during the first 15 policy years and during the first 15 years after an increase in the policy’s selected face amount. Surrender charges are also known as “deferred sales loads.” The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
Withdrawals	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
Policy Termination	Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges or if total policy debt exceeds the account value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
Limitations on Access to Cash Value

•  Withdrawals were not available during the first six months of the first policy year.

•  A withdrawal reduces the policy values and may reduce the face amount of the policy.

•  A withdrawal may have adverse tax consequences.

•  We may not allow a withdrawal if it would reduce the selected face amount to less than the policy’s minimum face amount.

•  The minimum withdrawal is $100, including the withdrawal fee, which is the lesser of $25 or 2% of the amount withdrawn.

•  The account value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date.

•  The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

Limitations on Transfers

•  Transfers from the GPA are generally limited to one per policy year and may not exceed 25% of your account value in the GPA (less any policy debt).

•  We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy, or we are required to reject or restrict by the applicable fund.

Impact of Loans	Taking a loan from your policy may increase the risk that your policy will terminate. It will have a permanent effect on the policy’s cash surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
Adverse Tax Consequences

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1⁄2 are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time. Please refer to the “Federal Income Tax Considerations” section.

Additional Risks	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
Policy Charge Increase	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy in force.

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Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy, and if you surrender the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium or take account value out of the policy.

Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge	When you pay premium.	Maximum: 7.5% of premium (5.5% Sales Charge plus 2.0% Premium Tax Charge)	Current: 5.0% of premium (3.0% Sales Charge plus 2.0% Premium Tax Charge)
Surrender Charges [1,2,3]	When you surrender the policy for its net surrender value.

Maximum:

Coverage Years 1-15

Administrative
Surrender Charge

•  Year 1: $5 per $1000 of selected face amount

•  Year 2-10: grades to $0 per $1000 of selected face amount

•  Year 11+: $0.00

Plus

Sales Load Surrender Charge

•  Years 1-10: 24.5% of premium paid for the coverage up to the Surrender Charge Band, 4.5% of premium paid for the coverage in excess of the Band up to twice the Band, and 3.5% of premium paid for the coverage in excess of twice the Band up to three times the Band

•  Years 11-15: these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year

Coverage Years 16+

• $0.00

Current:

Coverage Years 1-15

Administrative
Surrender Charge

•  Year 1: $5 per $1000 of selected face amount

•  Year 2-10: grades to $0 per $1000 of selected face amount

•  Year 11+: $0.00

Plus

Sales Load Surrender Charge

•  Years 1-10: 24.5% of premium paid for the coverage up to the Surrender Charge Band, 4.5% of premium paid for the coverage in excess of the Band up to twice the Band, and 3.5% of premium paid for the coverage in excess of twice the Band up to three times the Band

•  Years 11-15: these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year

Coverage Years 16+

• $0.00

Surrender charge for a 35-year-old male, non-smoker and a policy face amount of $500,000. [1,2,3,4]	When you surrender the policy for its net surrender value.	First Coverage Year Administrative Surrender Charge • $5.00 per $1000 of selected face amount Plus Sales Load Surrender Charge • 24.5% of premium paid

Processing Fees	When Fee is Deducted	Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	Maximum: The lesser of: $25 per withdrawal or 2% of the amount withdrawn	Current: The lesser of: $25 per withdrawal or 2% of the amount withdrawn

1	For the initial face amount, the rates vary by the insured’s gender, issue age, and year of coverage. For each increase in the face amount, the rates are based on the attained age and gender of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

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2	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see “Surrender Charges” in the “Transaction Charges” sub-section of the “Changes and Deductions” section for more information.

3	Surrender charges generally apply for the first 15 years of a segment’s coverage. The administrative surrender charge remains level for the first year and then decreases by 0.833% each month during years two through ten. The Administrative Surrender Charge is zero in years eleven and beyond.

The sales load surrender charge is a percentage of premiums paid. The percentages remain level for the first ten years, then decrease starting in year eleven, reaching zero by the end of the fifteenth year. The Surrender Charge Band is set forth in the policy and is a series of premium thresholds (that vary by issue age and gender) that are used when calculating the sales load component of the surrender charge.

4	The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Amount Deducted
Mortality charge [1]	Monthly, on the policy’s monthly charge date.	Maximum Rate per $1000 of Insurance Risk • $83.33	Current Range of Rates per $1000 of Insurance Risk • $0.05442 – $25.14283
Mortality charge for a 35-year-old male, non-smoker. [1,2]	Monthly, on the policy’s monthly charge date.	Maximum: • $0.14096 per $1000 of Insurance Risk	Current: • $0.12651 per $1000 of Insurance Risk
Administrative Charge	Monthly, on the policy’s monthly charge date.	Maximum: All Policy Years • $8.00 per policy	Current: All Policy Years • Tax Qualified policies and policies issued under our simplified underwriting: $5.25 per policy • All other policies: $4.00 per policy
Mortality & Expense Risk Charge	Daily	Maximum: Annual Rate • 0.40% of the policy’s daily net assets in the Separate Account	Current: Annual Rate • 0.40% of the policy’s daily net assets in the Separate Account
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations or avocations (substandard risks). [3]	Monthly, on the policy’s monthly charge date.	Maximum Rate per $1000 of Insurance Risk • $83.33	Current Range of Rates per $1000 of Insurance Risk • $0.014 – $83.33
Loan Interest Rate Expense Charge [4]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Maximum: All Policy Years • 2.00% of loaned amount	Current: All Policy Years • 0.90% of loaned amount

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the GPA. The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The rates vary by a number of factors including, but not limited to, the insured’s gender, attained age and risk classification. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

The mortality charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.

2	The rates shown for the “representative insured” are first year rates only.

3	The rates vary in amount and duration by the insured’s gender, attained age and risk classification. The combined monthly mortality charges will not exceed $83.33 per $1,000 of insurance risk.

4	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

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Rider Charges

This table describes: (1) charges you will pay at the time you exercise a rider and (2) any ongoing charges associated with a rider.

Riders	When Rider Charge is Deducted	Amount Deducted
Accelerated Death Benefit Rider [1]	When you elect an accelerated death benefit.	Maximum: $250	Current: $150 – $250
Accidental Death Benefit Rider [2] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1000 of Rider Face Amount • $0.06591 – $0.12929	Current Range of Rates per $1000 of Rider Face Amount • $0.06591 – $0.12929
Rider charge for a 35-year-old male, non-smoker, and a policy face amount of $500,000. [2,3]	Monthly, on the policy’s monthly charge date.	• $0.06591 per $1000 of rider face amount
Insurability Protection Rider [4] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1000 of Rider Face Amount • $0.043 – $0.179	Current Range of Rates per $1000 of Rider Face Amount • $0.043 – $0.179
Rider charge for a 35-year-old male, non-smoker and a policy face amount of $500,000. [4]	Monthly, on the policy’s monthly charge date.	• $0.154 per $1000 of rider face amount
Waiver of Monthly Charges Rider [5,6,7]	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1 of Monthly Deduction [5] • $0.036 – $0.349	Current Range of Rates per $1 of Monthly Deduction [5] • $0.036 – $0.349
Rider charge for a 35-year-old male, non-smoker, and a policy face amount of $500,000. [3,5,6], 7	Monthly, on the policy’s monthly charge date.	• $0.058 per $1 of Monthly Deduction [5]

1	The fee we deduct may vary by state, but will not exceed $250.

2	The rates for the Accidental Death Benefit Rider vary by the insured’s attained age.

3	The rates shown for the “representative insured” are first year rates only.

4	The rates for the Insurability Protection Rider vary by the insured’s issue age.

5	The rates for the Waiver of Monthly Charges Rider vary by the insured’s gender and attained age.

The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) mortality charge, and (c) any applicable rider charges.

6	For substandard risks, the rates may be increased by a multiple of 0.5, 1 or 2 times the standard rate shown.

7	The rates shown are for standard risks and vary by the insured’s gender and attained age. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that Separate Account division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2017 (before any waivers or reimbursements).1 More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy is contained in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.28%	0.85%

1	The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information provided to us by funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the policy. For information on compensation we may receive from the funds and their advisers and sub-advisers, see “Investment Choices – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the policy, see “Other Information – Distribution.”

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Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	21
Administrative Office	1
attained age	29
cash surrender value	27
free look	4, 12
general investment account	21
good order	10
grace period	22
in force	4, 10
initial selected face amount	12
insurance risk	7, 35
issue date	15
modified endowment contract (MEC)	5, 39
monthly calculation date	34
net investment experience	21
net premium	15
planned premium	13
policy date	15
policy debt	22
policy debt limit	28
policy termination	22
register date	16
selected face amount	12
Separate Account division	4, 18
valuation date	10
7-pay test	39

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The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Direct to Consumer, Institutional Solutions and Workplace Solutions.

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

General Overview

The policy is a life insurance contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s selected face amount. This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and the GPA. Your policy value and the amount of the death benefit we pay may vary due to a number of factors including, but not limited to, the investment performance of the funds you select and the interest we credit on the GPA.

From time to time you may want to submit a written request for a change of beneficiary, a transfer, or some other action. We can only act upon your request if we receive it in “good order.” “Good order” means that all the documents and forms necessary to process a request are complete and received by us at the location designated by us for the particular transaction (e.g., our Administrative Office; bank lockboxes; our secure website). Contact our Administrative Office to learn what information we require for your request to be in good order. Generally, your request must include the information, documentation, instructions, and/or authorization we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

In addition to written requests, we may allow requests by fax, telephone or website. Telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone or website.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in good order will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the NYSE closes is processed as of the next valuation date. Under certain circumstances we may defer payment of certain financial transactions. See “When We Pay Death Benefit Proceeds” in the “Death Benefit” section and “Other Policy Rights and Limitations” in the “Other Information” section. Valuation dates do not include days when the NYSE is not open for trading, which generally includes weekends and major U.S. holidays.

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When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment options.

Your life insurance policy provides coverage for as long as the policy has sufficient account value. It does not “mature” or provide an endowment in a specific policy year as some traditional life insurance policies do.

This policy is “participating,” which means it may or may not share in any dividends we pay. Each year we determine how much money can be paid as dividends. This is called divisible surplus. We then determine how much of this divisible surplus is to be allocated to this policy. This determination is based on the policy’s contribution to divisible surplus. Since we do not expect this policy to contribute to divisible surplus, we do not expect that any dividends will be payable on this policy.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the owner designation form is signed. Each change will be subject to any payment we made or other action we took before receiving the owner designation form, in good order. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical or life settlement, typically has transaction costs that may reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to “Sales to Third Parties” in the “Federal Income Tax Considerations” section for more information.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured who was more than 82 years old. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

You named a beneficiary in the application to receive any death benefit. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a beneficiary designation form, in good order to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the beneficiary designation form in good order.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

If no beneficiary is living or in existence when the insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.

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Purchasing a Policy

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum “initial selected face amount” of a policy depends on the market in which it was sold, the underwriting process used, and the issue age of the insured:

•	Tax-qualified Market (used in a retirement plan qualifying for tax benefits under the Internal Revenue Code), Any Underwriting Process: $15,000 for Ages 0-55; $14,000 for Age 56; $13,000 for Age 57; $12,000 for Age 58, $11,000 for Age 59; and $10,000 for ages 60 and higher.
•	Non-qualified Markets, Simplified Underwriting: Same as tax-qualified market.
•	Non-qualified Markets, Any Other Underwriting Process: $50,000 for Ages 0-35; $40,000 for Ages 36-40; $30,000 for Ages 41-45; $20,000 for ages 46-50; and $15,000 for Ages 51 and higher.

The owner selected, within our limits, the policy’s “selected face amount.” The selected face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the selected face amount that was in effect on the policy date. It is listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, then coverage began on the date those items were received in good order at our Administrative Office.

Policies generally were issued with rates that vary based on a number of factors including, but not limited to, the gender of the insured. In some situations, however, we may have issued unisex policies, that is policies whose rates do not vary by the gender of the insured. Policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to Return the Policy

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it (free look) within ten calendar days after you received it, or ten calendar days after you received a written notice of withdrawal right, or 45 days after you signed Part 1 of your Application, whichever was latest. You may also have cancelled increases in selected face amount under the same time limitations. (This period of time may vary by state.)

If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applies in your state of issue; however, the following information will give you a general understanding of our refund procedures if you cancelled your policy.

In most states we refunded the sum of:

1.	any premium paid for the policy; plus
2.	any interest credited to the policy under the GPA; plus or minus
3.	an amount reflecting the investment experience of the Separate Account divisions under this policy to the date we received the policy.

In other states, the refund was equal to any premium paid for the policy.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

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There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, you might have to pay a surrender charge on the policy or contract surrendered, and there may be a new surrender charge for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different. A new policy will also have a new contestability period which generally provides that the insurance company has the right, for a limited time period, to void the policy after it has been in force due to misrepresentation or concealment by the insured in obtaining the policy.

You should also note that once you have replaced your life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new life insurance policy or annuity contract during your free look period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new life insurance policy or annuity contract during the free look period.

If you purchase the policy described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial premium payment from the other company for a substantial period of time after we receive your signed application.

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the selected face amount;
•	the insured’s gender;
•	the insured’s issue age;
•	the insured’s risk classification;
•	premium frequency;
•	policy charges; and
•	whether or not any riders apply to the policy.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency;
•	the policy’s initial selected face amount;
•	the issue age, gender, and risk classification of the insured; and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force. To keep the policy in force, it must have sufficient account value. See the “Grace Period and Policy Termination” sub-section under “Policy Termination and Reinstatement” in the “Policy Value” section. We will send a notice of any premium needed to prevent termination of this policy.

To change the amount and frequency of planned premiums, you may contact our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

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Example:

Your policy anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the planned premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill on the following policy anniversary date (January 2). If a premium payment is not made between July and January 2, your policy may lapse before the next bill is received. For more information on what happens if your policy lapses, please read “Policy Termination and Reinstatement” in the “Policy Value” section.

Subsequent Premium Payments

We will apply your subsequent premium payment on the valuation date that it is received in good order. If we receive your payment in good order on a non-valuation date or after the end of a valuation date, we will apply the premium payment on the next valuation date. If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

If mailing a subsequent premium payment, it must be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

Premium payments for VLP policies issued in New York must be sent to the appropriate address:

Regular Mail:

MassMutual VLP

PO Box 75233

Chicago, IL 60675-5233

Overnight Mail:

MassMutual VLP

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 75233

Chicago, IL 60654

Premium payments may also be made by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

Premium Payment Plan

For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a designated bank account. We will not send a bill for these automatic payments. The pre-authorized check service may commence at any time, unless your policy has entered its grace period. This service can be discontinued by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office at least 10 business days before the next draft. Withdrawals from the designated bank account may be selected for any date between the 1st and the 28th of the month. If a date is not specified, we will select a date and send notice in advance of the first draft. We may discontinue the pre-authorized check service for your policy and automatically switch to quarterly billing if:

1.	your policy has insufficient value to cover the monthly charges due and the elected premium is below the current monthly deductions; or
2.	we are unable to obtain the premium payment from the bank account; or
3.	your policy has exceeded a MEC or premium limitation and we are unable to apply your payment.

Premium Flexibility

After the first premium has been paid, within limits, any amount of premium may be paid at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule of premium payments.

We reserve the right to return any premium payment under $10.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a MEC. We will refund the portion of the payment that will exceed the MEC limit. In the event that this amount was applied to your policy, no interest or investment performance will be earned on the portion of the payment that is refunded to you. In the event of a refund of excess premium, no premium notices will be generated until the next policy anniversary.

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When we mail the refund, we will give you the option to accept your policy as a MEC. If you want to accept the policy as a MEC, you must complete and sign a MEC Notice and Acknowledgement Form and return it, along with the premium payment, to our Administrative Office. The payment will be applied on the valuation date that is on or next follows the date we receive it, in good order, at our Administrative Office.

You should consult your tax adviser for information on how a MEC may affect your tax situation. For more information on MECs, see the “Federal Income Tax Considerations” section.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. The maximum premium you can pay each policy year is the greater of:

a.	an amount equal to $100 plus double the annual minimum annual premium for the policy; or
b.	the highest premium payment amount that would not increase the insurance risk.

The maximum premium you may pay in any policy year is shown on the Schedule for your policy. You may also contact our Administrative Office to obtain the amount of the maximum premium you can apply to your policy.

We will refund the portion of any payment that will exceed the maximum premium limit. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law. In the event of a refund of excess premium, no premium notices will be generated until the next policy anniversary.

For more information on the test, please read the “Minimum Face Amount” section.

How and When Your Premium is Allocated

Net Premium.  Net premium is a premium payment received in good order minus the premium expense charge. Please see “Premium Expense Charge” in the “Transaction Charges” sub-section of the “Charges and Deductions” section.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the Separate Account divisions and the GPA according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation.  When applying for the policy, you indicated how you wanted net premiums allocated among the Separate Account divisions and the GPA. Net premium allocations must be whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone or fax transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, the change will become effective on the next valuation date.

When Net Premium is Allocated.  The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect.

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The “register date” is the first date premiums were allocated. It is the valuation date that was on the latest of:

a.	the policy date;
b.	the day we received your completed Part 1 of the application for the policy; or
c.	the day we received the first premium payment in good order.

We apply subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions.

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Cash Flow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

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Investment Choices

The Separate Account

The part of your premium that you invest in your policy’s Separate Account divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.” The Company owns the assets in the Separate Account.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VLP policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VLP policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VLP policies. Currently, the VLP segment is divided into seven Separate Account divisions, subject to state availability. Each Separate Account division purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VLP policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

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Underlying Funds

We do not recommend or endorse any particular fund and we do not provide investment advice. You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses and/or summary prospectuses. You may also visit our website (www.massmutual.com) to access this prospectus, the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Money Market
	MML U.S. Government Money Market Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Fixed Income
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Balanced
	MML Blend Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Large Cap Value
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: OppenheimerFunds, Inc. and Brandywine Global Investment Management, LLC
Large Cap Blend
	MML Equity Index Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
Small/Mid Cap Growth
	T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
International/Global
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.

1	You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this fund could be negative.

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Addition, Removal, Closure, or Substitution of Funds.  We do not guarantee that each fund will always be available for investment through the policy. We have the right to change the funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain policy owners. Examples of possible changes include: adding new funds or fund classes, removing existing funds or fund classes, closing existing funds or fund classes, or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.

Conflicts of Interest.  The funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the funds involved in the conflict or substituting shares of other funds.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Funds.  We and certain of our affiliates receive compensation from certain funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy.

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the funds in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation may not be reflected in a fund’s expenses because this compensation may not be paid directly out of a fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

For a list of the funds whose advisers currently pay such compensation, visit https://www.massmutual.com/privacy-policy/compensation-arrangements or call our Administrative Office at the number shown on page 1 of this prospectus.

Compensation and Fund Selection.  When selecting the funds that will be available with MassMutual’s variable contracts, we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the policy at least in part because they are managed by an affiliate.

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The Guaranteed Principal Account

Net premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The general investment account has not been registered under the Securities Act of 1933 (1933 Act) or the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the general investment account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the general investment account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general investment account, see the “Our Ability to Make Payments Under the Policy” section.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 4% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on your policy’s monthly charge date. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

a.	4%; or
b.	The policy loan rate less the maximum loan interest rate expense charge.

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its “account value.” The account value has two components:

1.	the variable account value; and
2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value.  Transactions in your Separate Account divisions are all reflected through the purchase and sale of “accumulation units.” For instance, before we invest your net premium payment in a Separate Account division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the Separate Account divisions. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the GPA;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a Separate Account division by

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the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each Separate Account division at the end of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value.  The fixed account value is the accumulation of:

•	net premiums allocated to the GPA; plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value.  The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the current loan interest rate expense charge; or
•	4%, if greater.

On each monthly calculation date, the interest earned on any outstanding loan is credited to the GPA.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 4%, if greater.

The current interest rate may change as often as monthly and becomes effective on your policy’s monthly charge date.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. In addition, making planned premium payments will not guarantee that the policy will remain in force (for example, if the investment experience of the underlying funds has been unfavorable, your cash surrender value may decrease even if you make periodic premium payments). If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Grace Period and Policy Termination.  The policy may terminate without value if its account value (less policy debt which includes accrued interest) on a monthly calculation date cannot cover the monthly charges due. We refer to all outstanding loans plus accrued interest as “policy debt.” Before your policy terminates, we allow a “grace period” during which you can pay the amount of premium needed to increase the account value so that the monthly charges can be paid. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

During the grace period, the policy will stay in force; however, policy transactions (as described below) cannot be processed. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid monthly charges and any policy debt.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company’s mailing of a policy termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy.  If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

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To reinstate your policy, we will need:

1.	a written application to reinstate;
2.	evidence, satisfactory to us, that the insured is still insurable;
3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and
4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated after your application has been approved by us and the required premium is received in good order at our Administrative Office. The reinstatement date will be the valuation date on or immediately following the date we determine the application and payment to be in good order. We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy After You Reinstate.  If you reinstate your policy, the selected face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied, surrender charges equal to the amount and period applicable when the policy lapsed will apply to the reinstated policy.

We do not reinstate policy debt.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Transactions

While your policy is in force, you may generally transfer funds among the Separate Account divisions and to or from the GPA. You may also borrow against, make withdrawals from, or surrender the policy. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before subsequent financial transaction requests can be processed.

All transaction requests must be submitted in good order to our Administrative Office. In addition to written requests, we may allow requests by telephone, fax, or website. Telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, fax, or website.

Transfers

You may generally transfer all or part of a Separate Account division’s account value to any other Separate Account division or the GPA by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

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You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone, or by other means we authorize, subject to certain restrictions. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

Generally, there is no limit on the number of transfers you may make among the Separate Account divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity.

We limit transfers from the GPA to the Separate Account division to one each policy year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the GPA during these three years,

then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the owner to submit transfer requests by regular mail only. We will not accept the owner’s transfer request if submitted by overnight mail, fax, the telephone, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies

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established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Withdrawals

On any valuation date at least six months after the Policy Date, you may withdraw an amount, not less than $100, including the withdrawal fee. The withdrawal fee will be 2% of the requested withdrawal amount or $25.00, whichever is less. We do not charge a surrender charge for a withdrawal.

The account value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date (the policy’s minimum annual premium for each policy anniversary which falls on or before the date of the withdrawal). You can make a withdrawal by sending us a written request in good order on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding Separate Account division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the GPA, it may not exceed the non-loaned account value in the GPA. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available Separate Account divisions and the non-loaned account value in the GPA.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Example:

Assume prior to the withdrawal the policy has a face amount of $50,000 and an account value of $20,000. If you make a withdrawal of $5,000, the account value will be reduced to $15,000 and the face amount will be reduced to $45,000. The withdrawal payment will be $4,975 ($5,000 minus a $25 withdrawal fee).

If a policy’s selected face amount is decreased because of a withdrawal, surrender charges will not apply. You may request that the selected face amount not be reduced in conjunction with your withdrawal. We may require evidence of insurability, satisfactory to us, according to our underwriting procedures. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

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There is one exception:

If the death benefit immediately before the withdrawal is equal to the minimum face amount, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the selected face amount if the death benefit immediately after the withdrawal would be the new minimum face amount (based on the reduced account value). Otherwise, the selected face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum face amount below the death benefit. The formula reduces the selected face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum face amount and death benefit are explained in the “Death Benefit” section.) See “Appendix A” for examples of the impact of withdrawals on the selected face amount.

We will not allow a withdrawal if it would result in a reduction of the selected face amount to less than the minimum selected face amount. In addition, we will not allow a withdrawal if it would reduce the account value to an amount less than the sum of the minimum Planned Annual Premiums to date.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request or fax in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the end of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a MEC, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the “Federal Income Tax Considerations” section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please refer to “Other Policy Rights and Limitations” in the “Other Information” section for more information.

Surrenders

You may surrender your policy to us at any time while the policy is in force. We will pay you its cash surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your surrender request will be effective as of the next valuation date.

We will pay any surrender amounts within seven calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please refer to “Other Policy Rights and Limitations” in the “Other Information” section for more information.

The policy terminates as of the effective date of the surrender and cannot be reinstated, unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

For more information, please contact your registered representative or call our Administrative Office.

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Cash Surrender Value.  The cash surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

We allowed loans after the first policy year. You may take a loan from the policy once the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan.

We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.” You may repay all or part of your policy debt but you are not required to do so.

The maximum loan amount allowed at any time is calculated as follows:

(1)	we subtract from the account value any surrender charges that would apply if the policy were surrendered on that date;
(2)	we calculate 90% of the amount determined in (1) above; and
(3)	we subtract any policy debt from the amount determined in (2) above. The result is the maximum amount that can be borrowed.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will have a permanent effect on your policy’s cash surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan.  You may take a loan by completing a loan request form and sending it to our Administrative Office, or by other means we authorize, subject to certain restrictions. You must assign the policy to us as collateral for the loan.

Once we have processed the loan request and deducted the proportionate amounts from the Separate Account divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please refer to the “Loan Interest Charged” section below for more information.

Payment of Proceeds.  Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your loan request will be effective as of the next valuation date.

On the effective date of the loan, we deduct proportionate accumulation units from the Separate Account divisions and/or the GPA (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the GPA. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone the payment of loan amounts. Please refer to the “Other Policy Rights and Limitations” section for more information.

Interest Credited on the Loaned Value.  When you take a loan, we transfer an amount equal to the loan to the loan section of the GPA. This amount earns interest at a rate equal to the greater of:

a.	4%; or
b.	the policy loan rate less the current loan interest rate expense charge.

On each monthly calculation date, the interest earned on any outstanding loan is credited to the fixed account value of your policy.

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Loan Interest Charged.  At the time you applied for the policy, you selected either a fixed loan interest rate of 6% or an adjustable loan rate.

On each policy anniversary, we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

a.	the published monthly average for the calendar month ending two months before the policy year begins; or
b.	5%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Therefore, loan interest will accrue even if the loan check is not cashed. Loan interest is due on each policy anniversary. The interest is deducted proportionately from the Separate Account divisions and the GPA according to the then current value in those Separate Account divisions and the GPA and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to “Grace Period and Policy Termination” in the “Policy Termination and Reinstatement” section.

Effect of a Loan on the Values of the Policy.  A policy loan negatively affects policy values because we reduce the death benefit and cash surrender value by the amount of the policy debt.

Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s cash surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your cash surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and cash surrender value that might otherwise be payable.

Whenever you reach your “policy debt limit,” your policy is at risk of terminating. Your policy debt limit is reached when total policy debt exceeds the account value. If this happens, we will notify you in writing. “Grace Period and Policy Termination” in the “Policy Termination and Reinstatement” sub-section of the “Policy Value” section explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please refer to the “Federal Income Tax Considerations” section for more information.

Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. (Refer to “Transfers” in the “Policy Transactions” section for more information.) As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments first to the GPA until you have repaid all loan amounts originally deducted from that account.

Repayment of Loans.  All or part of your policy debt may be repaid at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

A loan repayment must be identified as such or we will consider it a premium payment. We will apply the loan repayment on the valuation date it is received in good order. If we receive the loan repayment in good order on a non-valuation date or after the end of a valuation date, the loan repayment is effective as of the next valuation date. If a loan repayment is dishonored by your bank after we have applied the loan repayment to your policy, the transaction will be deemed void and your loan repayment will be reversed.

Loan repayments should be mailed to the same address used for premium payments. Refer to “Subsequent Premium Payments” in the “Premiums” section for mailing address information.

For any loan repayment, we will first transfer values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA until all loan amounts originally deducted from that account have been repaid. We will allocate any additional loan repayments by transferring values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA and/or the applicable Separate Account divisions, based on your premium allocation instructions

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in effect at that time. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of the premium expense charge. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured;
•	the proceeds payable when you surrender the policy; or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The Death Benefit is the greater of:

•	the Selected Face Amount on the date of death; or
•	the Minimum Face Amount on the date of death.

The death benefit will be reduced by any outstanding policy debt and any unpaid monthly charges needed to avoid policy termination. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.

You should note that the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum face amount. The minimum face amount for your policy is based on your policy’s account value as described below.

While the policy is in force, you may make changes to the selected face amount. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before such transaction requests can be processed.

Minimum Face Amount

In order to qualify as life insurance under IRC Section 7702, the policy must have a minimum face amount that is determined by the Cash Value Accumulation Test. Under this test the minimum face amount on any date is equal to a percentage of the account value on that date. The minimum face amount percentage depends on the insured’s:

•	gender;
•	attained age (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.); and
•	risk classification.

See “Appendix B” for examples of the minimum face amount and how changes in account value may affect the death benefit of a policy.

Right to Change the Selected Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges, including surrender charges, will change accordingly. If the policy’s account value (or cash surrender value if there is policy debt) cannot keep the policy in force with the requested change in selected face amount, a premium payment may be required.

If you increase or decrease the policy selected face amount, your policy may become a MEC under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

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Increases in Face Amount.  To increase the policy’s selected face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage.

An increase in selected face amount may not be:

a.	less than $15,000 ($5,000 if the policy was sold in the tax-qualified market or if simplified underwriting was used);
b.	made after the anniversary of your policy’s issue date nearest the insured’s 82nd birthday;
c.	within six months of the Policy Date; or
d.	within six months of any previous increase.

Increases in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we approve the application for the increase. Any increase elected under any insurability protection type of rider will be effective as directed in the rider.

If the policy’s account value (or cash surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.

Mortality charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 15 years of each segment of coverage.

Decreases in Face Amount.  You may decrease the selected face amount any time after the first policy year. You must send a written request in good order to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice if we determine that the policy will become a MEC. The decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

A decrease will reduce the selected face amount in the following order:

(1)	the face amount of the most recent increase; then
(2)	the face amounts of the next most recent increases successively; and last
(3)	the initial selected face amount.

You may not decrease the selected face amount if the decrease would result in a selected face amount of less than the minimum selected face amount.

A decrease in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we receive (in good order at our Administrative Office) the written request for the decrease. If the policy’s account value (or cash surrender value if there is policy debt) cannot keep the policy in force, a premium payment may be required.

Decreases in the policy’s selected face amount may have adverse tax consequences.

We reserve the right to terminate the option to decrease the selected face amount.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after the date we receive due proof of the insured’s death and all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the policy’s two-year contestable periods as described below.

We have the right to contest the validity of the policy for any material representation of a fact within two years:

1.	after the policy is issued; or
2.	after a face amount increase where evidence of insurability is required.

If the face amount increase is the result of a policy change that does not require evidence of insurability such as a conversion from another policy or the exercise of an option on this or another policy, we have the right to contest the validity of the face amount increase within two years after that other policy was issued.

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We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a face amount increase, except for failure to pay premiums.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.

We can also delay payment of the death benefit if a portion is based on the variable account value of the policy and the insured’s date of death is before or during any period when:

•	it is not reasonably practical to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists; or
•	the SEC, by order, permits us to delay payment in order to protect our owners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law. Interest paid on the death benefit is taxable as ordinary income in the year such interest is credited.

Payment Options

We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.

If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.

For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draft book to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited. The beneficiary may close the BMA at any time and place the remaining proceeds in another payment option listed below. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the FDIC. We may make a profit on amounts left in the BMA. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA.

The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the GPA.

Installments for a Specified Period	Fixed time payments. Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Installments of a Specified Amount	Fixed amount payments. Each payment may not be less than $10 for each $1,000 applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Joint Lifetime Income	Monthly payments based on the lives of two named persons. When one dies, the same payment will continue for the lifetime of the other. You can elect income with or without a minimum payment period.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one dies we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

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The minimum amount that can be applied under a payment option is $2,000 per beneficiary. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.

Although the Death Benefit is generally excludible from the income of the beneficiary who receives it, interest on the Death Benefit is includible in the beneficiary’s income in the year such interest is credited.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.
•	If death occurs within two years after the effective date of an increase in selected face amount (but at least two years after the issue date), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in the preceding paragraph is payable, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the death benefit. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Other Benefits Available Under the Policy

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we will charge a fee when you exercise the rider. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information, see the “Premium Limitations” section. If you choose to add a rider, you may cancel it at any time upon written request. You may not, however, add or remove a rider during a grace period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy.

Following is a brief description of the riders that can, subject to state availability, be added to the policy; however, the Accidental Death Benefit and Insurability Protection Riders will not be issued for existing policies after December 31, 2008. For more information on these riders, please refer to the SAI or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider.  This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien. If a claim is made under this rider, then we will assess a fee that is deducted from the accelerated benefit payment and will reduce the amount you receive. The fee may vary by state, but will not exceed $250.

Accidental Death Benefit Rider – This Rider Is No Longer Issued.  This rider provides for an additional death benefit if the insured’s death was caused by accidental bodily injury that occurred within six months before the insured’s death. This rider provides no benefit if the insured dies after attained age 69. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

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Waiver of Monthly Charges Rider.  This rider provides that, in the event of the insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will waive the monthly charges on each Monthly Calculation Date while the insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60). Note that proof, satisfactory to us, of a claim for benefits under this rider must be received at our Administrative Office within one year after providing written notice of a claim. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Insurability Protection Rider – This Rider Is No Longer Issued.  This rider provides the right to increase the selected face amount of the policy by a specified amount on specified dates, without evidence of insurability. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Charges and Deductions

This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Premium Expense Charge.  We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 5% of premium. It is equal to a Sales Charge of 3.0% plus a Premium Tax Charge of 2.0%. The maximum premium expense charge we can deduct is 7.5% of premium in all policy years.

Withdrawal Fee.  If you make a withdrawal from your policy, we deduct from the amount you withdraw the lesser of $25 or 2% of the amount withdrawn. (We will deduct the withdrawal fee from the amount withdrawn.) This fee is guaranteed not to increase for the duration of the policy. This fee reimburses us for processing the withdrawal.

Surrender Charges.  There is a charge if you fully surrender your policy. Generally, these charges will apply during:

•	the first 15 years of coverage; and
•	the first 15 years after each increase in selected face amount.

The surrender charge has two parts:

1.	Administrative Surrender Charge

The administrative component of the surrender charge applies during the first 10 policy years of each segment. This charge reimburses us for expenses incurred in issuing the policy and selected face amount increases.

This charge initially is $5 for each $1,000 of selected face amount; it then grades down to zero over ten years. It is zero in years eleven and beyond.

In no case, however, will the administrative surrender charge ever exceed $5 per $1000 of selected face amount.

2.	Sales Load Surrender Charge

The sales load component of the surrender charge is a percentage of the premium paid and applies during the first 15 policy years of each segment. The charge reimburses us for acquisition costs.

During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 24.5% of the premiums paid for the coverage up to the surrender charge band, plus 4.5% of premiums paid for the coverage in excess of the surrender charge band up to twice the surrender charge band,

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plus 3.5% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year. The sales load surrender charge is zero in years sixteen and beyond.

The sales load surrender charge will increase if the premium paid increases but, in no case, will the charge ever exceed 24.5% of the premiums paid for the coverage up to the surrender charge band, plus 4.5% of premiums paid in excess of the surrender charge band up to twice the surrender charge band, plus 3.5% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band.

The surrender charge band is set forth in the policy. It is based on the selected face amount and varies by the insured’s issue age, risk classification and gender.

This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing the policy, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the GPA in proportion to the values in each on the effective date of the surrender.

We calculate surrender charges separately for the initial selected face amount and for each increase in the selected face amount. They are based on the policy’s selected face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial selected face amount and all selected face amount increases.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Rider Processing Fee.  We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee may vary by state, but will not exceed $250 and is deducted from the accelerated benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge.  We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The current loan interest rate expense charge is 0.90% in all policy years. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the GPA. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date up to, but not including, the policy anniversary date on which the insured reaches attained age 100. In some cases, the monthly charges may end sooner as specified below.

The “monthly calculation date” is the date on which monthly charges for the policy are due. The first monthly calculation date was the policy date. Subsequent monthly calculation dates are on the same day of each succeeding calendar month.

Monthly charges are deducted from the Separate Account division(s) and the GPA in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge.  The current administrative charge for tax-qualified policies and policies issued under our simplified underwriting is $5.25 per policy, per month. For all other policies, the current administrative charge is $4.00 per policy, per month. The maximum administrative charge is $8 per policy, per month. This charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charge.  The mortality charge reimburses us for providing you with life insurance protection. We deduct a mortality charge based on your policy’s insurance risk. These deductions are made by deducting accumulation units, proportionately, from each Separate Account division in which you have an account value and the GPA. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 100.

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The maximum or guaranteed mortality charge rates associated with your policy are shown in the policy’s specifications pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), risk classification of the person insured by the policy and any extra rating that may apply to your policy. The amount and duration of an extra rating (additional mortality charge) will vary based on the individual circumstances of the associated health, occupational or avocation risk.

We may charge less than the maximum monthly mortality charges shown in the table(s). In this case, the monthly mortality charge rates will be based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Cost of insurance charges for the policy will not be the same for all policy owners. Your policy’s actual or current mortality charge rates are based on a number of factors including, but not limited to, the insured’s issue age (and age at increase, if applicable), risk classification, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total selected face amount of the policy.

How the Mortality Charge is Calculated

A.	If the minimum face amount is not in effect:

We calculate the mortality charge on each monthly charge date by multiplying the current mortality charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, discounted by the monthly equivalent of 4% per year; and
•	the account value at the beginning of the policy month before the monthly mortality charge is due.

The following three steps describe how we calculate the mortality charge for your policy:

Step 1:	We calculate the total insurance risk for your policy:

a.	We divide the amount of death benefit in effect that would be available at the beginning of the policy month by 1.0032737 (which is the monthly equivalent of 4%); and
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in Step 1(a) above.

Step 2:	We allocate the insurance risk in proportion to the selected face amount of each segment and each increase that is in force as of your monthly calculation date.

Step 3:	We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

B.	If the minimum face amount is in effect:

We also calculate the mortality charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A:

i.	assuming the minimum face amount is in effect; and then
ii.	assuming the minimum face amount is not in effect.

Step 2:	We allocate the insurance risk:

a.	calculated for (ii.) in proportion to the selected face amount of each segment and each increase that’s in force as of your monthly calculation date; and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:	We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

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Additional Information about the Mortality Charge

We will apply any changes in the mortality charges uniformly for all insureds of the same issue ages, gender, risk classifications, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your mortality charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments;
•	investment performance;
•	fees and charges assessed;
•	the addition or deletion of certain riders;
•	rider charges;
•	withdrawals;
•	policy loans; and
•	changes to the selected face amount.

Additional Mortality Fees.  Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (“substandard risks”). Note the combination of mortality charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges.  The charges for the following riders are deducted from the account value on each monthly charge date: Accidental Death Benefit Rider, Insurability Protection Rider and Waiver of Monthly Charges Rider. The rates vary by the insured’s gender, issue age, risk classification and year of coverage.

The current charge for the Accidental Death Benefit Rider is $0.06591 to $0.12929 per $1,000 of rider face amount. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 70.

For the Insurability Protection Rider, the current charge is $0.043 to $0.179 per $1,000 of rider face amount. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 43.

The current charge for the Waiver of Monthly Charges Rider is $0.036 to $0.349 per $1 of monthly deductions. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge.  The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.40% in all policy years. The maximum annual percentage is 0.40% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the GPA.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the mortality charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the policy.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the policy. See each fund’s prospectus for more information regarding these expenses.

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Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the policy value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

The following information applies only to a policy that is not a MEC under federal tax law. See “Modified Endowment Contracts” later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued; and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

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To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the cash surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:

1.	amount of outstanding policy debt at or near the maximum loan value;
2.	unfavorable investment results affecting your policy account value;
3.	increasing monthly policy charge rates due to increasing attained age of the insured;
4.	high or increasing amount of insurance risk, depending on death benefit option and changing account value; and
5.	increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your registered representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of death. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January  1, 2018.

Investor Control and Diversification

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various Separate Account divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each Separate Account division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

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Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

In addition, the IRC requires that the investments of the Separate Account divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account divisions, through their underlying investment funds, will satisfy these diversification requirements.

Modified Endowment Contracts

If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59 1⁄2; or
•	made because the taxpayer became disabled; or
•	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

a.	the accumulated amount paid under the policy at any time during the first seven contract years exceeds

b.	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

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Other Tax Considerations

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-Owned Policies

The IRC contains certain notice and consent requirements for “employer-owned life insurance” policies. The IRC defines “employer-owned life insurance” as a life insurance contract:

a.	that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);
b.	insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and
c.	under which the policyholder is directly or indirectly a beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:

a.	the employer intends to insure the employee’s life;
b.	the maximum face amount for which the employee could be insured at the time the contract was issued; and
c.	the employer will be the beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);
2.	The insured was an employee at any time during the 12-month period before his or her death;

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3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The IRS and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Tax Shelter Regulations

Prospective owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

If the owner of the life insurance policy is a corporation, there may also be an indirect tax upon the income in the policy or the proceeds of the policy under the federal corporate alternative minimum tax. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January 1, 2018.

Generation Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:

1.	proof of residency (in accordance with IRS requirements); and
2.	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.

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Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. Under the Tax Cuts and Jobs Act of 2017, these sales may qualify as reportable sales and require the purchaser and the contract issuer to report the sale to the seller and the IRS. Previously the IRS had taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charge incurred prior to the sale. The Tax Cuts and Jobs Act of 2017 provides that for reportable sales that take place after August 25, 2009, no reduction in the cost basis for the cost of insurance incurred is required.

Medicare Hospital Insurance Tax

A Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy.  Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.

Your Voting Rights.  We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those Separate Account divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that Separate Account division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Understanding Your Product.  Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;

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•	you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you:

1.	the limitations on account value access; and
2.	the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions.  Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any cash surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

We will add interest to the surrender or withdrawal payment if we delay payment for more than 10 working days and the amount of interest is at least $25. The amount of interest, if any, will be credited as the same rate that is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We may suspend or postpone transfers from the Separate Account divisions, or delay payment of the cash surrender values, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:

•	it is not reasonably practical to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);
•	trading is restricted by the SEC;
•	the SEC declares an emergency exists; or and
•	the SEC, by order, permits us to delay payment in order to protect our owners.

If, pursuant to SEC rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the fund is liquidated.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes.  We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and to make certain material changes to the structure and operation of the Separate Account, including, among other things to:

•	create new divisions of the Separate Account;
•	create new segments of the Separate Account for any new variable life insurance products we create in the future;
•	eliminate divisions of the Separate Account;
•	close existing divisions of the Separate Account to allocations of new premium payments by current or new policy owners;
•	combine the Separate Account or any Separate Account divisions with one or more different separate accounts or Separate Account divisions;
•	transfer the assets of the Separate Account or any division of the Separate Account that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account division;
•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and
•	change the name of the Separate Account.

Distribution

The policy is no longer for sale to the public. While the policy was offered for sale, registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, sold the policy. Pursuant to an underwriting agreement with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives.

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MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). MMLIS receives compensation for its actions as principal underwriter of the policies.

Commissions and Allowances Paid to MMLIS.  Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender and risk classification of the insured.

We also pay expense allowances in connection with the sales of the policies.

The SAI contains more detail on the maximum commission percentages and allowances payable under the policy.

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Compensation in General.  The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS or your registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Computer System Failures and Cybersecurity

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, computer systems may be vulnerable to disruptions or breaches as a result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of the computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of the computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to

44

business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the SAI.

Our Ability to Make Payments Under the Policy

Our Claims Paying Ability.  Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay amounts under the policy. These amounts include death benefits, withdrawals, surrenders, policy loans, and any amounts paid through the policy’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.

Obligations of Our Separate Account.  Net premium and account value may be allocated to the divisions of the Separate Account. The Separate Account will purchase equivalent shares in the corresponding funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of account value from the divisions of the Separate Account will be redeemed from the corresponding funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the policies. See “The Separate Account” section.

Obligations of Our General Investment Account.  Net premium and account value you allocate to the GPA is maintained in our general investment account. The assets of our general investment account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general investment account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable account value allocated to the Separate Account.

Because of exemptive and exclusionary provisions, the general investment account, unlike the Separate Account, has not been registered under the 1933 Act or the 1940 Act. As a result, the general investment account is generally not subject to the provisions of the 1933 Act or the 1940 Act. Those disclosures, however, are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on policy owners, insureds, beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.

Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request an SAI by contacting our Administrative Office at the number or address on page 1 of this prospectus.

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Appendix A

Hypothetical Examples of the Impact of Withdrawals on the Selected Face Amount

The new selected face amount is the current selected face amount minus the maximum of:

•	the amount derived by dividing the current selected face amount by the minimum face amount percentage on the date of the withdrawal (shown on your policy’s specifications pages) minus the new account value or
•	0.

Example I

Assume the following:

•	Selected Face Amount – $100,000
•	Account Value = $50,000
•	Minimum Face Amount Percentage = 250%
•	Minimum Face Amount = $125,000
•	Withdrawal = $5,000

($100,000 / 2.5) – ($50,000—$5,000) = $40,000 –  45,000 = -$5,000

0 > -$5,000; therefore, the new selected face amount remains at $100,000.

Example II

Assume the following:

•	Selected Face Amount = $100,000
•	Account Value = $50,000
•	Minimum Face Amount Percentage = 250%
•	Minimum Face Amount = $125,000
•	Withdrawal = $20,000

($100,000 / 2.5) – ($50,000—$20,000) = $40,000 –  $30,000 = $10,000

$10,000 > 0; therefore, the new selected face amount is the current selected face amount minus $10,000, or $90,000.

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Appendix B

Hypothetical Examples of the Impact of the Minimum Face Amount

Example I

Assume the following:

•	Selected Face Amount is $500,000
•	Account value is $50,000
•	No policy debt
•	Insured’s attained age is 45
•	Minimum Face Amount Percentage is 2.15

The death benefit is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or
•	$50,000 x 2.15 = $107,500

Example II

Assume the following:

•	Selected Face Amount is $500,000
•	Account value is $250,000
•	No policy debt
•	Insured’s attained age is 45
•	Minimum Face Amount Percentage is 2.15

The death benefit is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or
•	$250,000 x 2.15 = $537,500

Hypothetical Example of the Impact of the Account Value and Premiums on the Policy Death Benefit

Assume the following:

•	Selected face amount is $1,000,000
•	Account value is $50,000
•	Minimum face amount is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum face amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

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The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

Securities Act file number: 033-23126

Class (Contract) Identifier: C000027260

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2018

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2018, for the Variable Life Plus (VLP) policy. The VLP policy and its prospectus may be referred to in this SAI.

For a copy of the VLP prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at www.sec.gov.

	SAI	Prospectus
General Information and History	2
Company	2	10
The Separate Account	2	18

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
Purchase of Shares in Underlying Investment Funds	2
Annual Reports	2
Incidental Benefits	3
• Benefits Available by Rider	3	32

Underwriters	5	43
Commissions	6
Allowances/Overrides	6

Additional Information	6
Underwriting Procedures	6
Increases in Selected Face Amount	7	30

Performance Data	7

Experts	8

Financial Statements	8
The Registrant	8
The Depositor	8

Variable Life Plus

Statement of Additional Information

1

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Direct to Consumer, Institutional Solutions and Workplace Solutions.

MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Separate Account

The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the guaranteed principal account, the Separate Account, including the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE

OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will provide the policy owner a report showing:

•	the account value at the beginning of the previous policy year;

•	all premiums paid since that time;

•	all additions to and deductions from the account value during the year; and

•	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Variable Life Plus

Statement of Additional Information

2

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability; however, the Accidental Death Benefit and Insurability Protection Riders will not be issued for existing policies after December 31, 2008.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met:

1.  we receive the owner’s written request for payment of an accelerated death benefit under the policy;

2.  we receive the insured’s written authorization to release medical records to us;

3.  we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy; and

4.  we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (Eligible Amount) is equal to the excess of:

•	the base policy death benefit over the policy value (or account value less surrender charge); and

•	the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•	the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

Variable Life Plus

Statement of Additional Information

3

The rider automatically terminates on the date:

1.  an accelerated benefit payment is made; or

2.  the policy terminates for any reason; or

3.  the policy is changed to a different policy on which the rider is not available.

Accidental Death Benefit Rider — This rider is no longer issued. For policy owners who currently own this rider, it provides an additional death benefit if the insured’s death was caused by accidental bodily injury. The minimum rider coverage is $15,000.

Proof of the accidental death must be provided to us at our Administrative Office. The proof must show that the insured’s death occurred:

1.  as a direct result of an accidental bodily injury independent of all other causes; and

2.  within 180 days after the injury was received; and

3.  while the policy and rider were in force; and

4.  on or after the insured’s first birthday.

No rider benefit will be paid if the insured’s death results directly or indirectly from:

1.  suicide;

2.  war;

3.  military service;

4.  aviation travel as a pilot, crew member, or while giving or receiving training;

5.  natural causes;

6.  drugs; or

7.  any injury received while committing a felony.

These exclusions are more fully explained in the rider.

The rider terminates automatically:

1.  on the expiration date of the rider;

2.  upon termination of the policy for any reason; or

3.  at the end of the 61 day grace period provided by the policy.

Waiver of Monthly Charges Rider. This rider provides that we will waive the monthly charges on each Monthly Charge Date while the insured is totally disabled, as defined in the rider. The rider benefit includes the following charges: administrative charge, mortality charge and any rider charges. The benefits will be provided after the insured has been totally disabled for six months and all conditions of the rider have been met.

The benefits under the rider end:

1.  once the insured is no longer totally disabled; or

2.  if satisfactory proof of continued disability is not provided to us as required; or

3.  if the insured refuses or fails to have an examination we require; or

4.  the day before the insured’s attained age 65, or attained age 70 if total disability began on or after the insured’s attained age 60.

Variable Life Plus

Statement of Additional Information

4

Insurability Protection Rider — This rider is no longer issued. For policy owners who currently own this rider, it provides the right to increase the selected face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required to elect an increase in the selected face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

The minimum increase is $15,000. The maximum increase will be listed in the policy’s Schedule.

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 43rd birthday. Substitute option dates occur 60 days after the insured’s marriage, the birth of an insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s specifications pages multiplied by the number of children born.

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

While the rider is in force, term insurance, equal to the rider benefit listed in the policy’s Schedule, is provided during the 60-day period before each option date on which an increase may be elected. If the insured dies during this period, the term insurance is added to the policy’s death benefit.

The rider terminates:

1.  after the last regular option date as shown in the policy’s Schedule;

2.  if the policy terminates for any reason; or

3.  election of an increase on a substitute option date if that increase is the last one that may be elected under the rider.

UNDERWRITERS

The policies were sold by registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual. Pursuant to a separate underwriting agreement with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS, serves as principal underwriter of the policies sold by its registered representatives.

MMLIS is located at 1295 State Street, Springfield, MA 01111-0001. MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS was paid the compensation amounts shown below for its actions as principal underwriter for the policies described in the prospectus.

Year	MMLIS
2017	$4,456
2016	$5,981
2015	$5,943

This number does not include allowances or bonuses.

We no longer offer this policy for sale to the public. However, policy owners may continue to make premium payments to their policies.

Variable Life Plus

Statement of Additional Information

5

Commissions

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.

The maximum commission percentages MassMutual pays to MMLIS registered representatives are:

Policy Year	% of Premium Paid Up to Target Premium	% of Premium Paid in Excess of Target Premium
1	50%	2%
2-10	6%	2%
11+	2%	2%

Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS as shown below.

Year	MMLIS
2017	$63,090
2016	$80,957
2015	$68,567

Allowances/Overrides

MassMutual, through MMLIS (a broker-dealer subsidiary of MassMutual), pays expense allowances in connection with the sale of the policies. Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

ADDITIONAL INFORMATION

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that:

1.  you had to complete an application and submit it to our Administrative Office; and

2.  we usually required that the insured have a medical examination.

Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Insurance charges will be determined on each policy anniversary based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The insurance charge rate will not exceed those shown on the policy’s specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.

Variable Life Plus

Statement of Additional Information

6

Special risk classifications are used when mortality experience in excess of the standard risk classifications is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are two non-rated classifications: non-smoker, and smoker.

Increases in Selected Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk classification for the insured, and a distinct target premium.

It is possible for risk classifications of prior segments to change in order to match the risk classification of a new segment. In cases where the risk classifications are different, the Company may change the risk classification of prior segments if doing so will reduce the mortality charges associated with the prior segments. However, the Company will not change the risk classifications of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classifications of prior segments if doing so will increase the mortality charges associated with the prior segments. Changing the risk classifications of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the selected face amount, the mortality charge will increase. In addition, a separate surrender charge schedule will apply during the first 15 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis. If the account value (or cash surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a payment sufficient to increase the account value to such an amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

Variable Life Plus

Statement of Additional Information

7

We currently post investment performance reports for VLP on our website at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2017 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2017 and 2016, and for each of the years in the three-year period ended December 31, 2017, have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 16, 2018, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2017

Statements of Operations and Changes in Net Assets for the years ended December 31, 2017 and 2016

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2017 and 2016

Statutory Statements of Operations for the years ended December 31, 2017, 2016, and 2015

Statutory Statements of Changes in Surplus for the years ended December 31, 2017, 2016, and 2015

Statutory Statements of Cash Flows for the years ended December 31, 2017, 2016, and 2015

Notes to Statutory Financial Statements

Variable Life Plus

Statement of Additional Information

8

KPMG LLP One Financial Plaza 755 Main Street Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Appendix A to the opinion) (collectively, “the Separate Account”) as of December 31, 2017, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2017, the results of its operations and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 2004.

/s/ KPMG LLP

Hartford, Connecticut

March 5, 2018

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

LA2050	F-1

Appendix A

The Massachusetts Mutual Variable Life Separate Account I is composed of the following divisions and the activities of each division have been included within the accompanying statement of assets and liabilities as of December 31, 2017 and the related statements of operations and changes in net assets for each of the years in the two-year period then ended.

Division	Division

American Century VP Capital Appreciation Division *	Goldman Sachs U.S. Equity Insights Division

American Century VP Income & Growth Division	Invesco V.I. American Franchise Division *

American Century VP Inflation Protection Division *	Invesco V.I. Comstock Division *

American Century VP International Division	Invesco V.I. Diversified Dividend Division

American Century VP Value Division	Invesco V.I. Global Health Care Division

American Funds® Asset Allocation Division	Invesco V.I. Global Real Estate Division *

American Funds® Growth-Income Division	Invesco V.I. International Growth Division *

BlackRock Basic Value V.I. Division *	Invesco V.I. Mid Cap Growth Division *

BlackRock High Yield V.I. Division *	Invesco V.I. Small Cap Equity Division *

BlackRock Total Return V.I. Division *	Invesco V.I. Technology Division

Delaware VIP® Emerging Markets Division *	Ivy Asset Strategy Division **, ***

Delaware VIP® Small Cap Value Division *	Ivy VIP Science and Technology Division *

Deutsche Small Cap Index Division	Janus Henderson Balanced Division (Institutional Class) **

Dreyfus MidCap Stock Division *	Janus Henderson Balanced Division (Service Class) **

Eaton Vance VT Floating-Rate Income Division *	Janus Henderson Forty Division (Institutional Class) **

Fidelity® VIP Contrafund® Division (Initial Class)	Janus Henderson Forty Division (Service Class) **

Fidelity® VIP Contrafund® Division (Service Class)	Janus Henderson Global Research Division (Institutional Class) **

Fidelity® VIP Freedom 2020 Division *	Janus Henderson Global Research Division (Service Class) **

Fidelity® VIP Freedom 2025 Division *	JP Morgan Insurance Trust Small Cap Core Division *

Fidelity® VIP Freedom 2030 Division *	JP Morgan Insurance Trust U.S. Equity Division*

Fidelity® VIP Freedom 2035 Division *	Lord Abbett Developing Growth Division *

Fidelity® VIP Freedom 2040 Division *	Lord Abbett Mid Cap Stock Division *

Fidelity® VIP Freedom 2050 Division *	MFS® Blended Research Core Equity Division *

Fidelity® VIP Growth Division	MFS® Global Real Estate Division*

Fidelity® VIP Overseas Division *	MFS® Government Securities Division *

Fidelity® VIP Real Estate Division *	MFS® Growth Division

Franklin Mutual Global Discovery VIP Division *	MFS® International Value Division *

Franklin Small Cap Value VIP Division	MFS® Investors Trust Division

Franklin Strategic Income VIP Division *	MFS® Mid Cap Value Division *

Goldman Sachs Core Fixed Income Division *	MFS® New Discovery Division

Goldman Sachs Growth Opportunities Division *	MFS® Research Division

Goldman Sachs Large Cap Value Division	MFS® Utilities Division *

Goldman Sachs Mid Cap Value Division	MFS® Value Division *

Goldman Sachs Small Cap Equity Insights Division *	MML Aggressive Allocation Division

Goldman Sachs Strategic Growth Division	MML Balanced Allocation Division

Goldman Sachs Strategic International Equity Division	MML Blend Division

F-2

Division	Division

MML Blue Chip Growth Division	MML Strategic Emerging Markets Division

MML Conservative Allocation Division	MML Total Return Bond Division ***

MML Core Allocation Division ***	MML U.S. Government Money Market Division

MML Dynamic Bond Division ***	Oppenheimer Capital Appreciation Division

MML Equity Division	Oppenheimer Conservative Balanced Division

MML Equity Income Division	Oppenheimer Discovery Mid Cap Growth Division

MML Equity Index Division (Service Class I) *	Oppenheimer Global Division

MML Equity Index Division (Class II)	Oppenheimer Global Multi-Alternatives Division *****

MML Focused Equity Division ***	Oppenheimer Global Strategic Income Division

MML Foreign Division	Oppenheimer Government Money Division

MML Fundamental Growth Division ***	Oppenheimer International Growth Division

MML Fundamental Value Division ***	Oppenheimer Main Street Division

MML Global Division (Service Class I) *	Oppenheimer Main Street Small Cap Division

MML Global Division (Service Class II)	Oppenheimer Total Return Bond Division **

MML Growth Division ***	PIMCO All Asset Division *

MML Growth & Income Division	PIMCO CommodityRealReturn® Strategy Division

MML Growth Allocation Division	PIMCO Emerging Marks Bond Division *

MML High Yield Division ***	PIMCO Global Bond Division *

MML Income & Growth Division	PIMCO High Yield Division *

MML Inflation-Protected and Income Division	PIMCO Long-Term U.S. Government Division *

MML International Division ***	PIMCO Real Return Division *

MML International Equity Division ***	PIMCO Total Return Division *

MML Large Cap Growth Division ****	T. Rowe Price Blue Chip Growth Division

MML Managed Bond Division	T. Rowe Price Equity Income Division

MML Managed Volatility Division	T. Rowe Limited-Term Bond Division

MML Mid Cap Growth Division	T. Rowe Price Mid-Cap Growth Division

MML Mid Cap Value Division	T. Rowe Price New America Growth Division

MML Moderate Allocation Division	Templeton Foreign VIP Division

MML Short-Duration Bond Division ***	Templeton Global Bond VIP Division *

MML Small Cap Equity Division	VY® Clarion Global Real Estate Division

MML Small Cap Growth Equity Division	Voya International Index Division *

MML Small Company Value Division ***	Voya Russell™ Mid Cap Index Division *

MML Small/Mid Cap Value Division	Voya Russell™ Small Cap Index Division *

*	This division became available to the Separate Account as an investment option on June 26, 2017. This division did not have any investment or unit activity in 2017.
**	See Note 2 to the financial statements for the former name of the division
***	This division did not have any investment activity in 2016. Activity for this division commenced on October 18, 2017
****	Activity for this division commenced on October 24, 2016
*****	Activity for this division commenced on December 15, 2016

F-3

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)
ASSETS
Investments
Number of shares	2,741,625	15,871	1,269,229	907,024	715,059	516,131	1,803,513	174,610	2,185	771,144	1,419	100,719

Identified cost	$23,935,255	$148,955	$9,898,349	$18,118,970	$29,085,964	$7,966,692	$54,871,410	$5,236,899	$104,274	$13,633,804	$14,776	$1,665,621

Value	$29,362,805	$193,305	$14,228,054	$21,305,993	$35,545,576	$9,440,044	$68,425,280	$6,595,009	$161,157	$15,268,646	$12,856	$1,704,158
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	29,362,805	193,305	14,228,054	21,305,993	35,545,576	9,440,044	68,425,280	6,595,009	161,157	15,268,646	12,856	1,704,158

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	51	9	54	30	27	54	57	8	8	40	17	-

NET ASSETS	$29,362,754	$193,296	$14,228,000	$21,305,963	$35,545,549	$9,439,990	$68,425,223	$6,595,001	$161,149	$15,268,606	$12,839	$1,704,158

Outstanding units
Policy owners	11,241,950	142,405	4,346,509	7,262,865	10,523,397	2,899,255	19,235,499	2,019,712	93,153	3,663,564	5,338	300,137

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	2.27	-	4.04	-	-	-	-	-	-	-	2.50	5.97
Variable Life Select	2.41	-	-	-	-	-	3.49	-	-	-	-	-
Strategic Group Variable Universal Life®	2.42	-	3.15	-	-	-	-	3.33	-	-	-	-
Survivorship Variable Universal Life	2.95	-	3.53	3.17	3.69	3.50	4.51	-	-	4.57	-	-
Variable Universal Life	2.59	-	3.38	3.03	3.54	3.20	3.74	-	-	4.37	-	-
Strategic Variable Life® Plus	2.15	1.36	3.84	-	-	-	-	3.52	1.73	-	2.29	5.59
Survivorship Variable Universal Life II	2.34	-	3.53	3.17	3.69	3.38	3.27	-	-	4.57	-	-
Variable Universal Life II
Tier 1	2.42	-	3.28	2.95	3.43	3.28	3.52	-	-	4.24	-	-
Tier 2	2.94	-	3.05	2.86	3.12	3.21	3.64	-	-	3.69	-	-
VUL GuardSM
Tier 1	3.30	-	3.41	3.06	3.56	4.14	4.18	-	-	4.40	-	-
Tier 2	2.74	-	2.84	2.67	2.90	2.99	3.39	-	-	3.44	-	-
Tier 3	2.65	-	2.74	2.58	2.80	2.89	3.27	-	-	3.32	-	-
Tier 4	2.69	-	2.78	2.61	2.84	2.93	3.32	-	-	3.37	-	-
Survivorship VUL GuardSM
Tier 1	2.49	-	2.50	2.48	2.70	2.88	3.16	-	-	3.01	-	-
Tier 2	2.53	-	2.54	2.51	2.73	2.91	3.20	-	-	3.06	-	-
Tier 3	2.56	-	2.57	2.54	2.77	2.95	3.24	-	-	3.10	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	3.11	-	-	-	-	-
Tier 2	-	-	-	-	-	-	3.14	-	-	-	-	-
Tier 3	-	-	-	-	-	-	3.17	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	1.29	-	-	-	-
MassMutual ElectrumSM	-	1.13	-	-	-	-	1.09	-	1.13	1.09	-	1.07

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Ivy Asset Strategy Division	Janus Henderson Balanced Division		Janus Henderson Balanced Division		Janus Henderson Forty Division		Janus Henderson Forty Division		Janus Henderson Global Research Division
ASSETS								(Institutional	)	(Service	)	(Institutional	)	(Service	)	(Institutional	)
Investments
Number of shares	375,632	15,513	6,437	70,811	117,843	158,371	4,852	4,570		140,723		486,148		5,462		188,630

Identified cost	$6,191,008	$149,002	$79,637	$1,685,615	$3,183,845	$3,059,261	$44,305	$126,870		$4,364,713		$17,070,293		$187,489		$6,906,903

Value	$7,411,221	$168,780	$124,936	$1,924,630	$3,115,760	$3,637,790	$45,453	$161,183		$5,219,409		$19,329,228		$206,664		$9,657,878
Dividends receivable	-	-	-	-	-	-	-	-		-		-		-		-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-		-		-		-		-

Total assets	7,411,221	168,780	124,936	1,924,630	3,115,760	3,637,790	45,453	161,183		5,219,409		19,329,228		206,664		9,657,878

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	48	8	9	30	63	60	-	8		49		5		31		11

NET ASSETS	$7,411,173	$168,772	$124,927	$1,924,600	$3,115,697	$3,637,730	$45,453	$161,175		$5,219,360		$19,329,223		$206,633		$9,657,867

Outstanding units
Policy owners	3,000,907	101,323	48,506	1,329,968	996,342	2,032,079	40,680	60,169		1,764,877		5,714,266		52,125		5,981,044

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-		$-		$-		$-		$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-		-		-		-		-
Strategic Variable Life®	2.95	-	3.06	-	-	-	-	-		-		2.56		-		1.24
Variable Life Select	-	-	-	-	-	-	-	-		-		-		-		-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-		-		-		-		-
Survivorship Variable Universal Life	2.54	-	-	1.55	3.39	1.68	-	-		3.17		-		-		-
Variable Universal Life	2.06	-	-	1.48	3.24	1.60	-	-		3.04		2.47		-		1.21
Strategic Variable Life® Plus	2.46	1.67	2.55	-	-	-	-	2.68		-		2.43		-		1.17
Survivorship Variable Universal Life II	2.17	-	-	1.55	3.39	1.68	-	-		3.17		2.61		-		1.27
Variable Universal Life II
Tier 1	2.28	-	-	1.44	3.15	1.38	-	-		2.95		3.25		-		1.58
Tier 2	3.14	-	-	1.32	3.12	2.74	-	-		2.99		4.46		-		2.36
VUL GuardSM
Tier 1	3.39	-	-	1.49	3.26	3.51	-	-		3.06		-		4.55		-
Tier 2	2.93	-	-	1.23	2.91	2.55	-	-		2.79		-		4.01		-
Tier 3	2.83	-	-	1.18	2.81	2.46	-	-		2.69		-		3.87		-
Tier 4	2.87	-	-	1.20	2.85	2.50	-	-		2.73		-		3.93		-
Survivorship VUL GuardSM
Tier 1	2.77	-	-	1.15	2.68	2.89	-	-		2.65		-		3.67		-
Tier 2	2.81	-	-	1.16	2.71	2.93	-	-		2.69		-		3.72		-
Tier 3	2.84	-	-	1.18	2.75	2.97	-	-		2.72		-		3.77		-
Variable Universal Life III
Tier 1	-	-	-	2.29	2.69	3.41	-	-		-		-		-		-
Tier 2	-	-	-	2.31	2.72	3.44	-	-		-		-		-		-
Tier 3	-	-	-	2.34	2.74	3.47	-	-		-		-		-		-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	1.12	-		-		-		-		-
MassMutual ElectrumSM	-	1.09	-	1.04	-	-	1.09	-		-		-		-		-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	Janus Henderson Global Research Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Core Allocation Division	MML Dynamic Bond Division
	(Service)
ASSETS
Investments
Number of shares	4,707	49,382	28,502	265,789	120,096	219,118	114,714	1,333,015	548,333	115,879	8,036	699

Identified cost	$176,837	$1,830,845	$786,968	$4,559,217	$2,456,944	$2,244,955	$1,160,490	$26,461,567	$8,479,380	$1,197,745	$98,446	$6,997

Value	$236,135	$2,414,803	$857,062	$5,342,362	$3,542,835	$2,340,178	$1,165,495	$31,096,794	$9,546,483	$1,159,948	$101,251	$6,954
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	236,135	2,414,803	857,062	5,342,362	3,542,835	2,340,178	1,165,495	31,096,794	9,546,483	1,159,948	101,251	6,954

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	35	10	16	70	8	10	19	39	56	19	-	-

NET ASSETS	$236,100	$2,414,793	$857,046	$5,342,292	$3,542,827	$2,340,168	$1,165,476	$31,096,755	$9,546,427	$1,159,929	$101,251	$6,954

Outstanding units
Policy owners	98,174	835,618	253,190	1,335,946	1,197,462	964,047	658,420	8,339,530	3,983,374	790,945	81,975	6,365

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$9.03	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	7.47	-	-	-	-
Strategic Variable Life®	-	3.38	-	5.20	3.07	-	-	4.39	1.63	-	-	-
Variable Life Select	-	-	-	-	-	-	-	4.13	-	-	-	-
Strategic Group Variable Universal Life®	-	2.70	-	4.11	2.52	1.72	1.46	-	2.10	1.39	-	-
Survivorship Variable Universal Life	-	-	3.67	4.22	-	-	-	2.77	2.38	-	-	-
Variable Universal Life	-	-	3.51	4.04	-	-	-	2.54	1.68	-	-	-
Strategic Variable Life® Plus	-	2.82	-	4.52	2.67	-	-	2.49	1.55	-	-	-
Survivorship Variable Universal Life II	-	-	3.67	4.22	-	-	-	2.66	1.77	-	-	-
Variable Universal Life II
Tier 1	-	-	3.41	3.92	-	-	-	2.52	2.10	-	-	-
Tier 2	-	-	3.30	3.26	-	-	-	2.83	3.11	-	-	-
VUL GuardSM
Tier 1	2.58	-	3.54	4.07	-	-	-	2.98	3.36	-	-	-
Tier 2	2.12	-	3.08	3.04	-	-	-	2.64	2.90	-	-	-
Tier 3	2.05	-	2.97	2.94	-	-	-	2.55	2.80	-	-	-
Tier 4	2.08	-	3.01	2.98	-	-	-	2.58	2.84	-	-	-
Survivorship VUL GuardSM
Tier 1	2.12	-	2.91	3.45	-	-	-	2.47	2.86	-	-	-
Tier 2	2.15	-	2.95	3.49	-	-	-	2.50	2.90	-	-	-
Tier 3	2.18	-	2.99	3.54	-	-	-	2.54	2.94	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	2.74	2.12	-	4.07	1.99	-	-
Tier 2	-	-	-	-	-	2.77	2.14	-	4.11	2.00	-	-
Tier 3	-	-	-	-	-	2.80	2.16	-	4.15	2.02	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	1.26	1.17	1.25	1.37	1.15	1.24	1.09
MassMutual ElectrumSM	-	1.12	-	-	-	1.08	1.05	1.09	1.15	1.04	1.07	1.01

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Focused Equity Division	MML Foreign Division	MML Fundamental Growth Division	MML Fundamental Value Division	MML Global Division	MML Growth Division	MML Growth & Income Division	MML Growth Allocation Division	MML High Yield Division
			(Class II)					(Class II)
ASSETS
Investments
Number of shares	2,795,310	39,588	2,485,870	1,581	19,354	4,287	7,770	18,670	3,263	26,933	301,981	7,949

Identified cost	$65,732,654	$465,589	$54,322,311	$19,052	$193,484	$53,298	$114,520	$235,113	$44,975	$393,715	$2,921,358	$81,359

Value	$88,570,502	$494,855	$77,086,821	$20,062	$217,733	$55,477	$119,815	$248,310	$46,893	$468,373	$2,944,313	$79,573
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	88,570,502	494,855	77,086,821	20,062	217,733	55,477	119,815	248,310	46,893	468,373	2,944,313	79,573

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	57	15	77	-	19	-	-	26	-	10	13	-

NET ASSETS	$88,570,445	$494,840	$77,086,744	$20,062	$217,714	$55,477	$119,815	$248,284	$46,893	$468,363	$2,944,300	$79,573

Outstanding units
Policy owners	24,327,205	192,482	27,700,757	14,561	120,948	42,392	94,380	100,947	34,130	184,689	1,224,155	65,377

UNIT VALUE
Variable Life Plus	$9.65	$-	$2.25	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	7.85	-	5.34	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	4.39	-	4.37	-	-	-	-	-	-	-	-	-
Variable Life Select	4.11	-	2.43	-	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	1.88	-	3.32	-	-	-	-	-	-	-	1.62	-
Survivorship Variable Universal Life	2.37	-	3.06	-	-	-	-	-	-	-	-	-
Variable Universal Life	2.18	-	2.64	-	-	-	-	-	-	-	-	-
Strategic Variable Life® Plus	2.13	-	2.51	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	2.36	-	2.35	-	-	-	-	-	-	-	-	-
Variable Universal Life II
Tier 1	2.13	-	2.49	-	-	-	-	-	-	-	-	-
Tier 2	2.76	-	3.19	-	-	-	-	-	-	-	-	-
VUL GuardSM
Tier 1	3.09	-	3.53	-	-	-	-	-	-	-	-	-
Tier 2	2.58	-	2.97	-	-	-	-	-	-	-	-	-
Tier 3	2.49	-	2.87	-	-	-	-	-	-	-	-	-
Tier 4	2.52	-	2.91	-	-	-	-	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	2.34	-	2.77	-	-	-	-	-	-	-	-	-
Tier 2	2.37	-	2.80	-	-	-	-	-	-	-	-	-
Tier 3	2.40	-	2.84	-	-	-	-	-	-	-	-	-
Variable Universal Life III
Tier 1	2.73	2.65	3.09	-	1.82	-	-	2.84	-	2.92	2.49	-
Tier 2	2.76	2.68	3.12	-	1.84	-	-	2.86	-	2.94	2.52	-
Tier 3	2.78	2.70	3.15	-	1.85	-	-	2.89	-	2.97	2.54	-
Strategic Group Variable Universal Life® II	1.26	1.35	-	1.38	1.20	1.31	1.27	1.30	1.37	1.33	1.23	1.22
MassMutual ElectrumSM	1.09	1.10	-	1.09	1.08	1.13	1.09	-	1.12	1.10	1.07	1.02

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML International Division	MML International Equity Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Short-Duration Bond Division	MML Small Cap Equity Division
ASSETS
Investments
Number of shares	26,918	474,883	2,181	2,171	5,848	2,838,896	789,052	58,789	49,447	104,441	109	2,343,988

Identified cost	$312,303	$5,068,802	$23,229	$25,736	$60,230	$35,755,618	$9,719,191	$909,844	$570,995	$1,125,881	$1,065	$21,487,816

Value	$342,398	$4,824,808	$23,839	$25,991	$62,512	$35,244,222	$9,969,549	$951,793	$600,281	$1,148,855	$1,058	$24,132,227
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	1	-	-	-	-	-	-	-	-

Total assets	342,398	4,824,808	23,839	25,992	62,512	35,244,222	9,969,549	951,793	600,281	1,148,855	1,058	24,132,227

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	15	69	1	-	-	88	55	16	14	27	-	54

NET ASSETS	$342,383	$4,824,739	$23,838	$25,992	$62,512	$35,244,134	$9,969,494	$951,777	$600,267	$1,148,828	$1,058	$24,132,173

Outstanding units
Policy owners	153,975	3,043,387	18,152	19,211	47,444	14,780,416	5,255,594	315,393	209,403	578,705	1,008	7,346,947

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$5.39	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	4.72	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	3.00	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	2.87	-	-	-	-	-	3.76
Strategic Group Variable Universal Life®	-	-	-	-	-	2.15	-	-	-	1.52	-	3.79
Survivorship Variable Universal Life	-	1.71	-	-	-	2.44	2.00	-	-	-	-	3.43
Variable Universal Life	-	1.64	-	-	-	2.23	1.91	-	-	-	-	4.00
Strategic Variable Life® Plus	-	-	-	-	-	2.23	1.69	-	-	-	-	4.19
Survivorship Variable Universal Life II	-	1.71	-	-	-	2.35	2.00	-	-	-	-	3.79
Variable Universal Life II
Tier 1	-	1.59	-	-	-	1.93	1.81	-	-	-	-	3.22
Tier 2	-	1.59	-	-	-	1.80	2.08	-	-	-	-	3.04
VUL GuardSM
Tier 1	-	1.58	-	-	-	1.74	2.36	-	-	-	-	3.60
Tier 2	-	1.48	-	-	-	1.68	1.94	-	-	-	-	2.83
Tier 3	-	1.43	-	-	-	1.62	1.87	-	-	-	-	2.73
Tier 4	-	1.45	-	-	-	1.64	1.90	-	-	-	-	2.77
Survivorship VUL GuardSM
Tier 1	-	1.40	-	-	-	1.58	1.77	-	-	-	-	2.78
Tier 2	-	1.42	-	-	-	1.60	1.79	-	-	-	-	2.82
Tier 3	-	1.43	-	-	-	1.62	1.81	-	-	-	-	2.86
Variable Universal Life III
Tier 1	2.61	1.45	-	-	-	1.48	1.96	4.10	3.43	2.27	-	3.42
Tier 2	2.63	1.47	-	-	-	1.49	1.97	4.14	3.46	2.29	-	3.45
Tier 3	2.66	1.48	-	-	-	1.51	1.99	4.17	3.49	2.31	-	3.48
Strategic Group Variable Universal Life® II	1.35	1.08	1.31	1.35	1.32	1.07	1.13	1.32	1.33	1.19	1.05	1.31
MassMutual ElectrumSM	1.10	1.02	1.12	1.13	1.13	1.02	1.04	1.10	1.07	1.06	1.01	1.07

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	MML Small Cap Growth Equity Division	MML Small Company Value Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML Total Return Bond Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Multi- Alternatives Division	Oppenheimer Global Strategic Income Division
ASSETS
Investments
Number of shares	931,319	1,081	32,501	11,016	3,619	16,805,872	1,193,099	121,306	620,137	2,062,667	8,023	4,508,209

Identified cost	$13,257,028	$17,769	$415,419	$105,746	$37,384	$16,802,476	$58,552,639	$1,659,003	$38,063,228	$69,196,412	$78,855	$23,639,958

Value	$13,947,935	$18,263	$454,685	$127,452	$37,492	$16,805,871	$66,455,625	$1,931,196	$52,221,728	$97,811,666	$78,943	$23,127,114
Dividends receivable	-	-	-	-	-	2	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	13,947,935	18,263	454,685	127,452	37,492	16,805,873	66,455,625	1,931,196	52,221,728	97,811,666	78,943	23,127,114

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	76	-	7	8	-	106	88	4	69	87	-	66

NET ASSETS	$13,947,859	$18,263	$454,678	$127,444	$37,492	$16,805,767	$66,455,537	$1,931,192	$52,221,659	$97,811,579	$78,943	$23,127,048

Outstanding units
Policy owners	4,555,783	13,074	142,379	140,823	35,411	14,841,020	24,201,392	946,045	17,931,904	23,215,306	77,068	10,106,254

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$2.13	$-	$-	$-	$2.94	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	1.86	-	-	5.23	7.92	-	0.81
Strategic Variable Life®	2.52	-	-	-	-	1.52	6.37	3.24	5.09	8.59	-	3.53
Variable Life Select	-	-	-	-	-	1.44	5.91	-	4.69	7.90	-	3.33
Strategic Group Variable Universal Life®	-	-	-	0.90	-	-	3.18	2.04	2.73	5.28	-	2.51
Survivorship Variable Universal Life	3.45	-	-	-	-	1.33	3.10	-	2.80	5.36	-	2.67
Variable Universal Life	2.61	-	-	-	-	1.22	2.66	-	2.70	4.95	-	2.55
Strategic Variable Life® Plus	2.39	-	-	-	-	-	2.56	1.97	2.48	4.77	-	2.51
Survivorship Variable Universal Life II	2.76	-	-	-	-	1.23	1.88	-	1.41	3.06	-	2.61
Variable Universal Life II
Tier 1	3.16	-	-	-	-	1.07	1.92	-	2.15	3.14	-	2.32
Tier 2	3.47	-	-	-	-	1.12	2.64	-	2.90	3.56	-	2.00
VUL GuardSM
Tier 1	4.44	-	-	-	-	1.08	2.99	-	3.40	4.52	-	2.05
Tier 2	3.23	-	-	-	-	1.05	2.46	-	2.70	3.32	-	1.86
Tier 3	3.12	-	-	-	-	1.01	2.37	-	2.61	3.20	-	1.80
Tier 4	3.17	-	-	-	-	1.02	2.41	-	2.65	3.25	-	1.82
Survivorship VUL GuardSM
Tier 1	3.29	-	-	-	-	1.03	2.37	-	2.62	3.10	-	1.74
Tier 2	3.34	-	-	-	-	1.04	2.40	-	2.66	3.14	-	1.77
Tier 3	3.38	-	-	-	-	1.06	2.43	-	2.70	3.18	-	1.79
Variable Universal Life III
Tier 1	3.36	-	3.57	-	-	0.95	2.90	-	3.34	3.09	-	1.67
Tier 2	3.39	-	3.60	-	-	0.95	2.93	-	3.37	3.12	-	1.69
Tier 3	3.42	-	3.64	-	-	0.96	2.95	-	3.40	3.15	-	1.71
Strategic Group Variable Universal Life® II	1.33	1.40	1.35	1.37	1.06	1.00	-	-	1.31	1.33	1.02	1.11
MassMutual ElectrumSM	1.11	1.08	1.11	1.13	1.01	1.00	-	-	1.12	1.15	1.00	1.02

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	Oppenheimer Government Money Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Total Return Bond Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division
ASSETS
Investments
Number of shares	4,259,681	10,071,493	893,645	127,381	1,585,999	26,965	479,011	592,415

Identified cost	$4,259,681	$21,339,757	$24,944,110	$2,973,368	$12,336,191	$208,281	$9,282,828	$15,294,157

Value	$4,259,681	$26,085,168	$28,820,054	$3,285,151	$12,418,369	$195,225	$14,954,722	$17,339,995
Dividends receivable	1,326	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-

Total assets	4,261,007	26,085,168	28,820,054	3,285,151	12,418,369	195,225	14,954,722	17,339,995

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	7	68	82	11	27	24	72	42

NET ASSETS	$4,261,000	$26,085,100	$28,819,972	$3,285,140	$12,418,342	$195,201	$14,954,650	$17,339,953

Outstanding units
Policy owners	3,339,705	10,016,801	10,843,354	645,443	9,223,957	222,679	3,646,665	5,623,353

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.57	3.36	6.49	5.41	1.96	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	1.28	3.34	2.76	5.03	1.52	-	-	-
Survivorship Variable Universal Life	-	2.67	2.75	-	1.41	-	4.45	3.35
Variable Universal Life	-	2.54	2.23	-	1.49	-	4.26	3.20
Strategic Variable Life® Plus	1.24	3.04	2.60	5.11	1.46	-	-	-
Survivorship Variable Universal Life II	-	2.67	2.35	-	1.57	-	4.45	3.35
Variable Universal Life II
Tier 1	-	2.33	2.47	-	1.32	-	4.13	3.11
Tier 2	-	3.17	3.00	-	1.22	-	3.92	2.94
VUL GuardSM
Tier 1	-	4.38	3.33	-	1.18	-	4.29	3.23
Tier 2	-	2.95	2.79	-	1.14	-	3.65	2.74
Tier 3	-	2.85	2.70	-	1.10	-	3.52	2.64
Tier 4	-	2.89	2.73	-	1.12	-	3.57	2.68
Survivorship VUL GuardSM
Tier 1	-	2.84	2.62	-	1.07	-	3.49	2.45
Tier 2	-	2.88	2.66	-	1.08	-	3.53	2.48
Tier 3	-	2.91	2.70	-	1.09	-	3.58	2.51
Variable Universal Life III
Tier 1	-	2.56	3.06	-	-	0.87	-	-
Tier 2	-	2.58	3.09	-	-	0.88	-	-
Tier 3	-	2.61	3.12	-	-	0.89	-	-
Strategic Group Variable Universal Life® II	-	1.23	1.29	-	-	-	-	-
MassMutual ElectrumSM	1.01	1.00	-	-	1.12	1.15	1.00	1.02

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY® Clarion Global Real Estate Division
ASSETS
Investments
Number of shares	352	2,002,931	116,084	772,941	23,759

Identified cost	$1,749	$52,535,122	$2,933,385	$10,893,955	$282,370

Value	$1,697	$56,582,803	$3,311,887	$11,957,396	$295,325
Dividends receivable	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-

Total assets	1,697	56,582,803	3,311,887	11,957,396	295,325

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	2	22	20	44	15

NET ASSETS	$1,695	$56,582,781	$3,311,867	$11,957,352	$295,310

Outstanding units
Policy owners	1,047	10,999,651	1,148,513	6,107,253	138,798

UNIT VALUE
Variable Life Plus	$-	$4.50	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-
Strategic Variable Life®	-	6.99	3.54	-	-
Variable Life Select	-	5.60	-	-	-
Strategic Group Variable Universal Life®	-	5.62	2.79	-	-
Survivorship Variable Universal Life	-	6.75	-	2.08	-
Variable Universal Life	-	6.16	-	1.85	-
Strategic Variable Life® Plus	1.62	6.09	3.00	-	-
Survivorship Variable Universal Life II	-	4.90	-	1.95	-
Variable Universal Life II
Tier 1	-	4.51	-	1.84	-
Tier 2	-	4.72	-	2.26	-
VUL GuardSM
Tier 1	-	5.71	-	2.70	-
Tier 2	-	4.40	-	2.11	-
Tier 3	-	4.25	-	2.03	-
Tier 4	-	4.31	-	2.06	-
Survivorship VUL GuardSM
Tier 1	-	-	-	1.91	-
Tier 2	-	-	-	1.94	-
Tier 3	-	-	-	1.96	-
Variable Universal Life III
Tier 1	-	-	-	-	2.11
Tier 2	-	-	-	-	2.13
Tier 3	-	-	-	-	2.15
Strategic Group Variable Universal Life® II	-	-	-	-	-
MassMutual ElectrumSM	1.01	1.00	-	-	1.12

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

December 31, 2017

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)
Investment Income
Dividends	$659,396	$1,500	$237,165	$313,780	$464,276	$86,057	$647,148	$56,075	$182	$74,178	$210	$12,223

Expenses
Mortality and expense risk fees	151,827	1,041	95,405	126,922	224,309	52,664	382,565	45,822	881	98,441	55	9,041

Net investment income (loss)	507,569	459	141,760	186,858	239,967	33,393	264,583	10,253	(699)	(24,263)	155	3,182

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,341,280	299	1,171,988	968,351	1,198,136	1,151,828	6,367,444	387,642	3,295	893,444	(6)	(3,434)
Realized gain distribution	637,209	-	-	912,469	2,085,417	333,227	3,418,512	328,309	10,416	1,014,518	2,202	91,793

Realized gain (loss)	3,978,489	299	1,171,988	1,880,820	3,283,553	1,485,055	9,785,956	715,951	13,711	1,907,962	2,196	88,359

Change in net unrealized appreciation/depreciation of investments	546,580	44,593	(220,209)	872,138	2,865,196	(365,652)	2,348,961	440,373	29,074	(492,302)	(1,208)	90,620

Net gain (loss) on investments	4,525,069	44,892	951,779	2,752,958	6,148,749	1,119,403	12,134,917	1,156,324	42,785	1,415,660	988	178,979

Net increase (decrease) in net assets resulting from operations	5,032,638	45,351	1,093,539	2,939,816	6,388,716	1,152,796	12,399,500	1,166,577	42,086	1,391,397	1,143	182,161

Capital transactions:
Transfer of net premiums	1,581,300	-	754,199	1,210,126	1,947,634	445,219	3,965,244	308,600	-	858,119	72	20,880
Transfers due to death benefits	(93,029)	-	(50,752)	(907,192)	(40,513)	(52,148)	(194,574)	(39,702)	-	(4,294)	-	(28,053)
Transfers due to withdrawal of funds	(1,506,983)	(2)	(747,220)	(716,645)	(1,313,404)	(493,315)	(3,678,616)	(471,341)	(2)	(696,514)	-	(10,130)
Transfers due to policy loans, net of repayments	(526,990)	-	(505,660)	(339,740)	(742,057)	(151,538)	(2,028,620)	(7,690)	-	(486,948)	-	-
Transfers due to charges for administrative and insurance costs	(1,046,631)	(1,905)	(452,259)	(792,376)	(1,110,978)	(293,221)	(2,626,764)	(111,328)	(6,336)	(507,818)	(1,052)	(41,538)
Transfers between divisions and to/from Guaranteed Principal Account	(131,233)	-	19,175	170,607	143,083	53,789	425,317	(28,553)	-	69,129	-	(315,716)

Net increase (decrease) in net assets resulting from capital transactions	(1,723,566)	(1,907)	(982,517)	(1,375,220)	(1,116,235)	(491,214)	(4,138,013)	(350,014)	(6,338)	(768,326)	(980)	(374,557)

Total increase (decrease)	3,309,072	43,444	111,022	1,564,596	5,272,481	661,582	8,261,487	816,563	35,748	623,071	163	(192,396)

NET ASSETS, at beginning of the year	26,053,682	149,852	14,116,978	19,741,367	30,273,068	8,778,408	60,163,736	5,778,438	125,401	14,645,535	12,676	1,896,554

NET ASSETS, at end of the year	$29,362,754	$193,296	$14,228,000	$21,305,963	$35,545,549	$9,439,990	$68,425,223	$6,595,001	$161,149	$15,268,606	$12,839	$1,704,158

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

December 31, 2017

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Ivy Asset Strategy Division	Janus Henderson Balanced Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Forty Division	Janus Henderson Global Research Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Investment Income
Dividends	$35,772	$3,002	$1,621	$31,963	$11,207	$-	$515	$2,429	$67,698	$-	$-	$73,062

Expenses
Mortality and expense risk fees	38,689	944	671	10,036	19,827	19,214	55	897	29,532	96,754	1,451	43,808

Net investment income (loss)	(2,917)	2,058	950	21,927	(8,620)	(19,214)	460	1,532	38,166	(96,754)	(1,451)	29,254

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	442,190	4,753	2,308	64,913	84,799	165,594	3	406	111,430	(177,716)	(978)	907,517
Realized gain distribution	309,977	-	12,686	65,516	155,676	173,470	-	303	9,372	965,006	10,413	-

Realized gain (loss)	752,167	4,753	14,994	130,429	240,475	339,064	3	709	120,802	787,290	9,435	907,517

Change in net unrealized appreciation/depreciation of investments	987,704	29,045	8,151	(8,043)	179,361	600,858	1,148	22,214	623,465	3,906,583	38,043	1,118,341

Net gain (loss) on investments	1,739,871	33,798	23,145	122,386	419,836	939,922	1,151	22,923	744,267	4,693,873	47,478	2,025,858

Net increase (decrease) in net assets resulting from operations	1,736,954	35,856	24,095	144,313	411,216	920,708	1,611	24,455	782,433	4,597,119	46,027	2,055,112

Capital transactions:
Transfer of net premiums	338,243	-	-	170,225	270,512	272,127	646	-	312,284	850,020	8,038	536,504
Transfers due to death benefits	(2,746)	(26,159)	-	(71,831)	(2,075)	(6,836)	-	(1,295)	(8,116)	(91,205)	-	(17,245)
Transfers due to withdrawal of funds	(308,393)	(940)	(3)	(39,092)	(137,910)	(124,094)	-	(29)	(176,507)	(756,460)	(103)	(438,013)
Transfers due to policy loans, net of repayments	(119,654)	-	-	(33,002)	(62,046)	(141,009)	-	-	(57,213)	(403,732)	(1,953)	(222,810)
Transfers due to charges for administrative and insurance costs	(288,779)	(3,157)	(4,307)	(81,876)	(134,088)	(144,938)	(97)	(1,952)	(195,510)	(656,964)	(4,476)	(363,569)
Transfers between divisions and to/from Guaranteed Principal Account	178,233	-	-	1,627	(6,451)	142,270	43,293	-	(42,460)	(127,260)	(30)	95,134

Net increase (decrease) in net assets resulting from capital transactions	(203,096)	(30,256)	(4,310)	(53,949)	(72,058)	(2,480)	43,842	(3,276)	(167,522)	(1,185,601)	1,476	(409,999)

Total increase (decrease)	1,533,858	5,600	19,785	90,364	339,158	918,228	45,453	21,179	614,911	3,411,518	47,503	1,645,113

NET ASSETS, at beginning of the year	5,877,315	163,172	105,142	1,834,236	2,776,539	2,719,502	-	139,996	4,604,449	15,917,705	159,130	8,012,754

NET ASSETS, at end of the year	$7,411,173	$168,772	$124,927	$1,924,600	$3,115,697	$3,637,730	$45,453	$161,175	$5,219,360	$19,329,223	$206,633	$9,657,867

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

December 31, 2017

	Janus Henderson Global Research Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Core Allocation Division	MML Dynamic Bond Division
	(Service)
Investment Income
Dividends	$1,503	$2,453	$5,337	$-	$44,352	$19,714	$20,223	$631,162	$916	$19,412	$-	$70

Expenses
Mortality and expense risk fees	1,338	12,853	5,103	33,966	12,233	11,310	6,802	141,526	48,427	6,269	124	8

Net investment income (loss)	165	(10,400)	234	(33,966)	32,119	8,404	13,421	489,636	(47,511)	13,143	(124)	62

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,422	231,152	58,189	165,542	38,908	(47,068)	(8,666)	847,395	350,688	(5,144)	5	-
Realized gain distribution	-	92,817	28,800	99,858	217,837	103,566	43,819	1,187,848	721,469	26,433	-	-

Realized gain (loss)	2,422	323,969	86,989	265,400	256,745	56,498	35,153	2,035,243	1,072,157	21,289	5	-

Change in net unrealized appreciation/depreciation of investments	46,422	212,179	58,612	958,239	377,706	221,996	52,890	1,575,071	1,404,006	37,822	2,805	(42)

Net gain (loss) on investments	48,844	536,148	145,601	1,223,639	634,451	278,494	88,043	3,610,314	2,476,163	59,111	2,810	(42)

Net increase (decrease) in net assets resulting from operations	49,009	525,748	145,835	1,189,673	666,570	286,898	101,464	4,099,950	2,428,652	72,254	2,686	20

Capital transactions:
Transfer of net premiums	5,268	76,677	32,579	284,144	11,631	587,913	258,851	1,488,671	829,341	208,307	578	262
Transfers due to death benefits	-	(39,148)	(270)	(32,903)	(21,738)	(51)	-	(156,726)	(5,213)	-	-	-
Transfers due to withdrawal of funds	(21)	(141,261)	(23,939)	(360,633)	(13,533)	(22,707)	(28,469)	(1,591,188)	(447,859)	4,658	-	-
Transfers due to policy loans, net of repayments	(5,623)	(3,143)	(3,924)	(295,678)	(41)	(32,006)	(11,490)	(337,910)	(162,148)	(2,793)	-	-
Transfers due to charges for administrative and insurance costs	(852)	(37,701)	(18,730)	(144,281)	(37,047)	(286,368)	(92,227)	(1,703,945)	(393,012)	(20,504)	(267)	(98)
Transfers between divisions and to/from Guaranteed Principal Account	18	354,234	105,413	(169,832)	(7,500)	388,844	102,535	229,132	436,186	189,146	98,254	6,770

Net increase (decrease) in net assets resulting from capital transactions	(1,210)	209,658	91,129	(719,183)	(68,228)	635,625	229,200	(2,071,966)	257,295	378,814	98,565	6,934

Total increase (decrease)	47,799	735,406	236,964	470,490	598,342	922,523	330,664	2,027,984	2,685,947	451,068	101,251	6,954

NET ASSETS, at beginning of the year	188,301	1,679,387	620,082	4,871,802	2,944,485	1,417,645	834,812	29,068,771	6,860,480	708,861	-	-

NET ASSETS, at end of the year	$236,100	$2,414,793	$857,046	$5,342,292	$3,542,827	$2,340,168	$1,165,476	$31,096,755	$9,546,427	$1,159,929	$101,251	$6,954

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

December 31, 2017

	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Focused Equity Division	MML Foreign Division	MML Fundamental Growth Division	MML Fundamental Value Division	MML Global Division	MML Growth Division	MML Growth & Income Division	MML Growth Allocation Division	MML High Yield Division
			(Class II)					(Class II)
Investment Income
Dividends	$1,543,725	$8,263	$843,344	$-	$3,988	$-	$-	$2,216	$-	$3,263	$36,035	$1,640

Expenses
Mortality and expense risk fees	414,184	2,249	402,724	24	1,225	68	144	1,225	56	2,151	14,166	99

Net investment income (loss)	1,129,541	6,014	440,620	(24)	2,763	(68)	(144)	991	(56)	1,112	21,869	1,541

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,839,959	(7,583)	7,176,730	1	578	5	18	2,030	5	8,313	(52,117)	(1)
Realized gain distribution	580,975	25,035	1,908,595	-	-	-	-	14,110	-	-	165,515	-

Realized gain (loss)	3,420,934	17,452	9,085,325	1	578	5	18	16,140	5	8,313	113,398	(1)

Change in net unrealized appreciation/depreciation of investments	7,500,276	35,050	3,983,258	1,010	30,617	2,179	5,295	19,725	1,918	58,604	210,667	(1,786)

Net gain (loss) on investments	10,921,210	52,502	13,068,583	1,011	31,195	2,184	5,313	35,865	1,923	66,917	324,065	(1,787)

Net increase (decrease) in net assets resulting from operations	12,050,751	58,516	13,509,203	987	33,958	2,116	5,169	36,856	1,867	68,029	345,934	(246)

Capital transactions:
Transfer of net premiums	4,614,513	110,972	3,020,743	52	49,028	574	2,241	65,485	765	126,993	670,601	1,272
Transfers due to death benefits	(1,103,741)	-	(220,466)	-	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(3,349,375)	(3,424)	(2,373,182)	-	(1,732)	-	-	(2,351)	(1)	(4,374)	(23,546)	-
Transfers due to policy loans, net of repayments	(1,240,675)	-	(530,455)	-	(2,289)	-	-	(6,531)	-	(1,496)	(17,308)	-
Transfers due to charges for administrative and insurance costs	(4,100,765)	(32,776)	(2,472,915)	(19)	(15,999)	(129)	(494)	(26,435)	(117)	(56,677)	(152,177)	(374)
Transfers between divisions and to/from Guaranteed Principal Account	(73,669)	46,813	(328,735)	19,042	3,415	52,916	112,899	38,638	44,379	90,321	34,327	78,921

Net increase (decrease) in net assets resulting from capital transactions	(5,253,712)	121,585	(2,905,010)	19,075	32,423	53,361	114,646	68,806	45,026	154,767	511,897	79,819

Total increase (decrease)	6,797,039	180,101	10,604,193	20,062	66,381	55,477	119,815	105,662	46,893	222,796	857,831	79,573

NET ASSETS, at beginning of the year	81,773,406	314,739	66,482,551	-	151,333	-	-	142,622	-	245,567	2,086,469	-

NET ASSETS, at end of the year	$88,570,445	$494,840	$77,086,744	$20,062	$217,714	$55,477	$119,815	$248,284	$46,893	$468,363	$2,944,300	$79,573

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

December 31, 2017

	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML International Division	MML International Equity Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Short-Duration Bond Division	MML Small Cap Equity Division
Investment Income
Dividends	$3,991	$158,769	$-	$-	$2	$1,106,640	$124,492	$220	$7,221	$18,003	$9	$195,387

Expenses
Mortality and expense risk fees	1,482	30,768	31	29	77	158,659	56,870	4,036	2,853	6,298	1	129,456

Net investment income (loss)	2,509	128,001	(31)	(29)	(75)	947,981	67,622	(3,816)	4,368	11,705	8	65,931

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	4,042	(88,141)	11	(2)	(29)	(113,487)	366,061	9,650	20,864	(2,870)	-	1,026,812
Realized gain distribution	16,585	-	-	-	114	-	-	60,343	27,713	47,279	-	881,910

Realized gain (loss)	20,627	(88,141)	11	(2)	85	(113,487)	366,061	69,993	48,577	44,409	-	1,908,722

Change in net unrealized appreciation/depreciation of investments	16,856	79,361	610	256	2,282	595,146	354,443	63,233	(1,578)	56,486	(8)	1,032,392

Net gain (loss) on investments	37,483	(8,780)	621	254	2,367	481,659	720,504	133,226	46,999	100,895	(8)	2,941,114

Net increase (decrease) in net assets resulting from operations	39,992	119,221	590	225	2,292	1,429,640	788,126	129,410	51,367	112,600	-	3,007,045

Capital transactions:
Transfer of net premiums	82,326	334,464	739	300	1,897	1,573,675	637,966	233,010	147,107	327,445	69	1,313,172
Transfers due to death benefits	-	(20,576)	-	-	-	(82,904)	(60,237)	-	-	-	-	(94,349)
Transfers due to withdrawal of funds	(4,075)	(276,762)	(2,119)	2,102	(506)	(825,016)	(526,259)	(15,183)	(2,658)	(43,497)	-	(1,350,186)
Transfers due to policy loans, net of repayments	(2,547)	(83,204)	-	-	-	(215,142)	(241,734)	(3,270)	(2,948)	(2,025)	-	(411,967)
Transfers due to charges for administrative and insurance costs	(33,949)	(221,024)	(75)	(44)	(286)	(1,256,130)	(376,559)	(77,826)	(52,869)	(122,935)	(44)	(835,264)
Transfers between divisions and to/from Guaranteed Principal Account	65,789	228,184	24,703	23,409	59,031	624,951	144,029	211,871	58,910	65,027	1,033	(59,609)

Net increase (decrease) in net assets resulting from capital transactions	107,544	(38,918)	23,248	25,767	60,136	(180,566)	(422,794)	348,602	147,542	224,015	1,058	(1,438,203)

Total increase (decrease)	147,536	80,303	23,838	25,992	62,428	1,249,074	365,332	478,012	198,909	336,615	1,058	1,568,842

NET ASSETS, at beginning of the year	194,847	4,744,436	-	-	84	33,995,060	9,604,162	473,765	401,358	812,213	-	22,563,331

NET ASSETS, at end of the year	$342,383	$4,824,739	$23,838	$25,992	$62,512	$35,244,134	$9,969,494	$951,777	$600,267	$1,148,828	$1,058	$24,132,173

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

December 31, 2017

	MML Small Cap Growth Equity Division	MML Small Company Value Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML Total Return Bond Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division
Investment Income
Dividends	$-	$-	$1,763	$73	$-	$69,786	$148,573	$38,919	$14,631	$817,060

Expenses
Mortality and expense risk fees	75,443	23	2,225	649	46	115,144	346,813	14,763	271,565	483,675

Net investment income (loss)	(75,443)	(23)	(462)	(576)	(46)	(45,358)	(198,240)	24,156	(256,934)	333,385

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(754,131)	3	7,309	(307)	-	7,903	4,384,126	78,157	3,194,017	6,180,711
Realized gain distribution	503,899	-	21,353	-	-	220	5,656,458	-	4,806,304	-

Realized gain (loss)	(250,232)	3	28,662	(307)	-	8,123	10,040,584	78,157	8,000,321	6,180,711

Change in net unrealized appreciation/depreciation of investments	2,916,101	494	18,523	23,290	108	(8,082)	4,461,492	58,629	3,992,459	20,090,293

Net gain (loss) on investments	2,665,869	497	47,185	22,983	108	41	14,502,076	136,786	11,992,780	26,271,004

Net increase (decrease) in net assets resulting from operations	2,590,426	474	46,723	22,407	62	(45,317)	14,303,836	160,942	11,735,846	26,604,389

Capital transactions:
Transfer of net premiums	825,811	145	113,912	19,485	382	4,280,748	3,577,078	117,261	2,611,690	4,273,004
Transfers due to death benefits	(24,595)	-	-	(39)	-	(20,325)	(131,106)	(9,750)	(80,981)	(218,803)
Transfers due to withdrawal of funds	(681,424)	-	(3,438)	(4,109)	-	(8,012,512)	(3,758,544)	(223,759)	(2,388,737)	(3,435,937)
Transfers due to policy loans, net of repayments	(359,590)	-	(5,130)	(52)	-	(914,947)	(1,542,046)	(7,435)	(835,020)	(2,134,622)
Transfers due to charges for administrative and insurance costs	(606,609)	(70)	(41,038)	(667)	(66)	(1,875,740)	(2,360,023)	(54,009)	(1,693,316)	(2,937,738)
Transfers between divisions and to/from Guaranteed Principal Account	100,894	17,714	40,714	28,768	37,114	1,204,658	(202,873)	(29,046)	(85,997)	(182,112)

Net increase (decrease) in net assets resulting from capital transactions	(745,513)	17,789	105,020	43,386	37,430	(5,338,118)	(4,417,514)	(206,738)	(2,472,361)	(4,636,208)

Total increase (decrease)	1,844,913	18,263	151,743	65,793	37,492	(5,383,435)	9,886,322	(45,796)	9,263,485	21,968,181

NET ASSETS, at beginning of the year	12,102,946	-	302,935	61,651	-	22,189,202	56,569,215	1,976,988	42,958,174	75,843,398

NET ASSETS, at end of the year	$13,947,859	$18,263	$454,678	$127,444	$37,492	$16,805,767	$66,455,537	$1,931,192	$52,221,659	$97,811,579

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

December 31, 2017

	Oppenheimer Global Multi- Alternatives Division	Oppenheimer Global Strategic Income Division	Oppenheimer Government Money Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Total Return Bond Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division
Investment Income
Dividends	$-	$525,253	$18,064	$335,743	$348,792	$23,524	$284,719	$18,288	$-	$298,966

Expenses
Mortality and expense risk fees	97	142,349	32,787	158,333	151,738	20,224	71,224	1,074	92,828	110,692

Net investment income (loss)	(97)	382,904	(14,723)	177,410	197,054	3,300	213,495	17,214	(92,828)	188,274

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1)	(319,229)	-	1,725,568	2,616,804	105,374	(15,281)	(15,428)	2,078,185	1,339,314
Realized gain distribution	-	-	-	-	467,958	144,407	-	-	170,412	1,634,192

Realized gain (loss)	(1)	(319,229)	-	1,725,568	3,084,762	249,781	(15,281)	(15,428)	2,248,597	2,973,506

Change in net unrealized appreciation/depreciation of investments	88	1,182,503	-	3,394,968	880,040	123,079	266,569	2,041	1,879,309	(716,394)

Net gain (loss) on investments	87	863,274	-	5,120,536	3,964,802	372,860	251,288	(13,387)	4,127,906	2,257,112

Net increase (decrease) in net assets resulting from operations	(10)	1,246,178	(14,723)	5,297,946	4,161,856	376,160	464,783	3,827	4,035,078	2,445,386

Capital transactions:
Transfer of net premiums	1,856	1,943,997	627,991	1,705,437	1,559,686	210,325	951,121	64,451	649,702	1,060,229
Transfers due to death benefits	-	(165,067)	(19,162)	(31,889)	(39,192)	(19,797)	(42,630)	-	(8,165)	(9,507)
Transfers due to withdrawal of funds	-	(1,141,864)	(834,943)	(947,773)	(1,186,608)	(177,539)	(637,645)	(2,635)	(521,773)	(578,527)
Transfers due to policy loans, net of repayments	-	(420,684)	6,510	(410,435)	(562,250)	(3,717)	(115,444)	(4,174)	(376,126)	(1,422,527)
Transfers due to charges for administrative and insurance costs	(214)	(1,060,030)	(161,335)	(801,363)	(1,245,107)	(71,861)	(502,413)	(18,036)	(344,771)	(597,551)
Transfers between divisions and to/from Guaranteed Principal Account	77,306	342,571	(93,038)	385,955	(56,870)	397,356	307,273	943	106,370	(345,222)

Net increase (decrease) in net assets resulting from capital transactions	78,948	(501,077)	(473,977)	(100,068)	(1,530,341)	334,767	(39,738)	40,549	(494,763)	(1,893,105)

Total increase (decrease)	78,938	745,101	(488,700)	5,197,878	2,631,515	710,927	425,045	44,376	3,540,315	552,281

NET ASSETS, at beginning of the year	5	22,381,947	4,749,700	20,887,222	26,188,457	2,574,213	11,993,297	150,825	11,414,335	16,787,672

NET ASSETS, at end of the year	$78,943	$23,127,048	$4,261,000	$26,085,100	$28,819,972	$3,285,140	$12,418,342	$195,201	$14,954,650	$17,339,953

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

December 31, 2017

	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY® Clarion Global Real Estate Division
Investment Income
Dividends	$26	$-	$3,144	$307,175	$9,081

Expenses
Mortality and expense risk fees	11	280,709	21,438	70,079	1,538

Net investment income (loss)	15	(280,709)	(18,294)	237,096	7,543

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(8)	3,133,931	106,788	471,479	2,945
Realized gain distribution	-	6,547,881	320,653	-	-

Realized gain (loss)	(8)	9,681,812	427,441	471,479	2,945

Change in net unrealized appreciation/depreciation of investments	1	2,269,124	473,822	1,029,772	14,068

Net gain (loss) on investments	(7)	11,950,936	901,263	1,501,251	17,013

Net increase (decrease) in net assets resulting from operations	8	11,670,227	882,969	1,738,347	24,556

Capital transactions:
Transfer of net premiums	-	1,982,658	138,114	741,688	76,053
Transfers due to death benefits	-	(162,467)	-	(7,975)	-
Transfers due to withdrawal of funds	-	(4,364,648)	(265,169)	(369,809)	(2,063)
Transfers due to policy loans, net of repayments	-	(907,863)	(3,329)	(970,455)	(7,844)
Transfers due to charges for administrative and insurance costs	(212)	(1,869,999)	(97,440)	(387,390)	(21,524)
Transfers between divisions and to/from Guaranteed Principal Account	-	(237,255)	4,573	160,665	3,214

Net increase (decrease) in net assets resulting from capital transactions	(212)	(5,559,574)	(223,251)	(833,276)	47,836

Total increase (decrease)	(204)	6,110,653	659,718	905,071	72,392

NET ASSETS, at beginning of the year	1,899	50,472,128	2,652,149	11,052,281	222,918

NET ASSETS, at end of the year	$1,695	$56,582,781	$3,311,867	$11,957,352	$295,310

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2016

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)
Investment Income
Dividends	$580,568	$1,599	$225,372	$306,868	$428,800	$82,624	$474,331	$40,649	$-	$104,087	$262	$24,581

Expenses
Mortality and expense risk fees	158,182	914	90,794	127,193	207,635	52,954	393,499	44,371	745	90,971	51	8,672

Net investment income (loss)	422,386	685	134,578	179,675	221,165	29,670	80,832	(3,722)	(745)	13,116	211	15,909

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,748,970	(54)	993,464	1,253,127	267,966	495,865	2,094,023	585,970	2,403	176,874	(130)	16,768
Realized gain distribution	438,104	-	-	457,094	3,176,272	573,660	5,051,424	516,734	12,000	1,912,820	126	993

Realized gain (loss)	2,187,074	(54)	993,464	1,710,221	3,444,238	1,069,525	7,145,447	1,102,704	14,403	2,089,694	(4)	17,761

Change in net unrealized appreciation/depreciation of investments	333,998	(10,375)	1,263,085	(319,355)	(688,928)	394,994	(3,109,595)	(671,568)	(13,641)	1,258,947	1,069	181,076

Net gain (loss) on investments	2,521,072	(10,429)	2,256,549	1,390,866	2,755,310	1,464,519	4,035,852	431,136	762	3,348,641	1,065	198,837

Net increase (decrease) in net assets resulting from operations	2,943,458	(9,744)	2,391,127	1,570,541	2,976,475	1,494,189	4,116,684	427,414	17	3,361,757	1,276	214,746

Capital transactions:
Transfer of net premiums	1,516,924	-	853,659	1,353,811	1,991,596	433,413	5,095,702	317,577	-	887,813	66	4,721
Transfers due to death benefits	(171,657)	-	(32,802)	(9,007)	(36,822)	(9,106)	(180,889)	(3,553)	-	(12,311)	-	-
Transfers due to withdrawal of funds	(895,118)	-	(548,036)	(482,694)	(1,190,252)	(163,735)	(2,580,161)	(1,342,513)	-	(413,098)	-	(271,543)
Transfers due to policy loans, net of repayments	(456,543)	-	(202,443)	(257,696)	(601,536)	(237,575)	(1,221,057)	(24,251)	-	(283,524)	-	-
Transfers due to charges for administrative and insurance costs	(1,066,093)	(1,808)	(457,560)	(844,546)	(1,097,410)	(286,920)	(2,655,656)	(121,817)	(5,578)	(495,744)	(983)	(38,567)
Transfers between divisions and to/from Guaranteed Principal Account	869,230	-	203,881	16,959	(184,854)	18,123	(7,095,157)	(105,245)	-	(57,099)	-	260,123

Net increase (decrease) in net assets resulting from capital transactions	(203,257)	(1,808)	(183,301)	(223,173)	(1,119,278)	(245,800)	(8,637,218)	(1,279,802)	(5,578)	(373,963)	(917)	(45,266)

Total increase (decrease)	2,740,201	(11,552)	2,207,826	1,347,368	1,857,197	1,248,389	(4,520,534)	(852,388)	(5,561)	2,987,794	359	169,480

NET ASSETS, at beginning of the year	23,313,481	161,404	11,909,152	18,393,999	28,415,871	7,530,019	64,684,270	6,630,826	130,962	11,657,741	12,317	1,727,074

NET ASSETS, at end of the year	$26,053,682	$149,852	$14,116,978	$19,741,367	$30,273,068	$8,778,408	$60,163,736	$5,778,438	$125,401	$14,645,535	$12,676	$1,896,554

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Investment Income
Dividends	$36,535	$3,433	$1,328	$22,146	$-	$-	$3,019	$90,902	$-	$-	$85,601	$1,808

Expenses
Mortality and expense risk fees	40,379	946	578	10,057	19,582	18,656	809	33,324	104,202	1,205	47,320	1,184

Net investment income (loss)	(3,844)	2,487	750	12,089	(19,582)	(18,656)	2,210	57,578	(104,202)	(1,205)	38,281	624

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	803,265	595	1,764	229,860	227,333	285,308	47	150,436	(124,388)	(5,701)	512,967	4,317
Realized gain distribution	592	-	3,583	-	433,624	122,127	1,959	66,505	2,159,038	22,044	-	-

Realized gain (loss)	803,857	595	5,347	229,860	660,957	407,435	2,006	216,941	2,034,650	16,343	512,967	4,317

Change in net unrealized appreciation/depreciation of investments	(722,199)	(8,320)	3,610	(29,253)	(1,029,619)	(430,992)	1,138	(106,614)	(1,703,662)	(13,299)	(434,511)	(2,593)

Net gain (loss) on investments	81,658	(7,725)	8,957	200,607	(368,662)	(23,557)	3,144	110,327	330,988	3,044	78,456	1,724

Net increase (decrease) in net assets resulting from operations	77,814	(5,238)	9,707	212,696	(388,244)	(42,213)	5,354	167,905	226,786	1,839	116,737	2,348

Capital transactions:
Transfer of net premiums	352,859	-	-	150,721	277,080	246,852	-	291,231	867,049	7,267	586,541	5,303
Transfers due to death benefits	(14,018)	-	-	-	-	(4,551)	-	(3,077)	(21,198)	-	(8,045)	-
Transfers due to withdrawal of funds	(282,106)	15	-	(55,664)	(80,278)	(63,048)	-	(61,315)	(750,797)	(92)	(223,717)	(15)
Transfers due to policy loans, net of repayments	(180,735)	-	-	(33,518)	(161,211)	(110,507)	-	(221,894)	(504,683)	(8,804)	(158,375)	(11,627)
Transfers due to charges for administrative and insurance costs	(292,548)	(3,746)	(4,330)	(86,231)	(143,998)	(126,061)	(1,764)	(204,469)	(650,197)	(3,962)	(359,092)	(1,111)
Transfers between divisions and to/from Guaranteed Principal Account	(406,298)	7,588	-	280,000	38,203	(41,162)	38	(192,240)	(39,442)	1,779	49,404	(11,658)

Net increase (decrease) in net assets resulting from capital transactions	(822,846)	3,857	(4,330)	255,308	(70,204)	(98,477)	(1,726)	(391,764)	(1,099,268)	(3,812)	(113,284)	(19,108)

Total increase (decrease)	(745,032)	(1,381)	5,377	468,004	(458,448)	(140,690)	3,628	(223,859)	(872,482)	(1,973)	3,453	(16,760)

NET ASSETS, at beginning of the year	6,622,347	164,553	99,765	1,366,232	3,234,987	2,860,192	136,368	4,828,308	16,790,187	161,103	8,009,301	205,061

NET ASSETS, at end of the year	$5,877,315	$163,172	$105,142	$1,834,236	$2,776,539	$2,719,502	$139,996	$4,604,449	$15,917,705	$159,130	$8,012,754	$188,301

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division
Investment Income
Dividends	$739	$4,988	$-	$22,364	$19,303	$18,227	$599,945	$-	$14,588	$1,327,835	$5,068	$1,180,817

Expenses
Mortality and expense risk fees	11,169	4,251	32,704	10,850	7,705	5,800	149,436	43,611	4,415	399,125	1,459	394,006

Net investment income (loss)	(10,430)	737	(32,704)	11,514	11,598	12,427	450,509	(43,611)	10,173	928,710	3,609	786,811

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	114,730	25,613	(60,118)	35,330	(39,289)	(63,231)	1,346,362	422,606	(9,291)	1,728,967	(2,854)	3,778,658
Realized gain distribution	100,835	63,765	207,215	287,037	131,975	53,859	2,633,310	812,958	32,455	4,854,918	25,661	1,488,650

Realized gain (loss)	215,565	89,378	147,097	322,367	92,686	(9,372)	3,979,672	1,235,564	23,164	6,583,885	22,807	5,267,308

Change in net unrealized appreciation/depreciation of investments	(175,389)	(45,159)	237,322	(104,046)	405	43,721	(2,048,125)	(1,194,617)	(4,633)	1,258,824	14,963	549,789

Net gain (loss) on investments	40,176	44,219	384,419	218,321	93,091	34,349	1,931,547	40,947	18,531	7,842,709	37,770	5,817,097

Net increase (decrease) in net assets resulting from operations	29,746	44,956	351,715	229,835	104,689	46,776	2,382,056	(2,664)	28,704	8,771,419	41,379	6,603,908

Capital transactions:
Transfer of net premiums	83,385	31,379	300,943	17,221	494,844	196,597	1,568,201	766,669	127,388	4,663,721	60,782	2,701,857
Transfers due to death benefits	(8,868)	-	(25,449)	-	-	-	(186,299)	(5,277)	(5,797)	(468,123)	-	(337,617)
Transfers due to withdrawal of funds	(84,096)	(3,119)	(557,827)	(73,367)	(36,066)	(112,293)	(599,240)	(338,082)	(20,616)	(2,510,406)	(2,829)	(2,246,952)
Transfers due to policy loans, net of repayments	2,159	(3,926)	(92,879)	(524)	(10,745)	(10,731)	(443,816)	(178,098)	(316)	(1,125,375)	-	(489,750)
Transfers due to charges for administrative and insurance costs	(29,831)	(18,408)	(151,182)	(31,720)	(234,017)	(59,131)	(1,714,520)	(346,317)	(15,609)	(4,191,776)	(21,204)	(2,213,674)
Transfers between divisions and to/from Guaranteed Principal Account	(95,467)	(21,212)	(165,438)	(422)	101,252	7,999	187,225	137,604	84,134	(1,758,078)	30,627	357,154

Net increase (decrease) in net assets resulting from capital transactions	(132,718)	(15,286)	(691,832)	(88,812)	315,268	22,441	(1,188,449)	36,499	169,184	(5,390,037)	67,376	(2,228,982)

Total increase (decrease)	(102,972)	29,670	(340,117)	141,023	419,957	69,217	1,193,607	33,835	197,888	3,381,382	108,755	4,374,926

NET ASSETS, at beginning of the year	1,782,359	590,412	5,211,919	2,803,462	997,688	765,595	27,875,164	6,826,645	510,973	78,392,024	205,984	62,107,625

NET ASSETS, at end of the year	$1,679,387	$620,082	$4,871,802	$2,944,485	$1,417,645	$834,812	$29,068,771	$6,860,480	$708,861	$81,773,406	$314,739	$66,482,551

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division
Investment Income
Dividends	$2,647	$1,347	$2,174	$31,841	$2,860	$116,455	$-	$1,031,104	$166,701	$-	$4,888	$14,838

Expenses
Mortality and expense risk fees	887	808	1,287	10,305	948	33,727	-	191,319	65,669	2,515	1,964	4,555

Net investment income (loss)	1,760	539	887	21,536	1,912	82,728	-	839,785	101,032	(2,515)	2,924	10,283

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(5,584)	1,106	15,928	(69,114)	2,786	(36,487)	(1)	1,894	113,625	(26,302)	(18,997)	(28,660)
Realized gain distribution	-	9,069	-	175,172	14,055	-	-	160,941	1,793,551	51,805	29,452	49,596

Realized gain (loss)	(5,584)	10,175	15,928	106,058	16,841	(36,487)	(1)	162,835	1,907,176	25,503	10,455	20,936

Change in net unrealized appreciation/depreciation of investments	5,384	(3,158)	(1,173)	(6,246)	5,351	147,664	(1)	(192,547)	(1,734,437)	(3,220)	51,673	10,369

Net gain (loss) on investments	(200)	7,017	14,755	99,812	22,192	111,177	(2)	(29,712)	172,739	22,283	62,128	31,305

Net increase (decrease) in net assets resulting from operations	1,560	7,556	15,642	121,348	24,104	193,905	(2)	810,073	273,771	19,768	65,052	41,588

Capital transactions:
Transfer of net premiums	50,140	48,785	72,516	582,912	45,360	415,713	128	1,586,625	683,014	176,966	93,132	296,185
Transfers due to death benefits	-	-	(11,726)	-	-	(12,375)	-	(185,691)	(47,357)	-	-	-
Transfers due to withdrawal of funds	(4,984)	(2,110)	(3,154)	(138,379)	(1,519)	(278,724)	-	(827,767)	(269,736)	(69,276)	(1,102)	(66,545)
Transfers due to policy loans, net of repayments	(2,573)	(185)	(2,181)	(305)	(597)	(124,717)	-	(255,169)	(256,085)	(4,620)	(4,586)	(3,809)
Transfers due to charges for administrative and insurance costs	(15,315)	(21,090)	(28,292)	(118,100)	(18,253)	(229,328)	(42)	(1,425,303)	(402,779)	(50,527)	(36,540)	(106,913)
Transfers between divisions and to/from Guaranteed Principal Account	(14,238)	7,512	14,296	31,785	(8,266)	268,664	-	(2,040,098)	(30,094)	2,716	11,765	33,085

Net increase (decrease) in net assets resulting from capital transactions	13,030	32,912	41,459	357,913	16,725	39,233	86	(3,147,403)	(323,037)	55,259	62,669	152,003

Total increase (decrease)	14,590	40,468	57,101	479,261	40,829	233,138	84	(2,337,330)	(49,266)	75,027	127,721	193,591

NET ASSETS, at beginning of the year	136,743	102,154	188,466	1,607,208	154,018	4,511,298	-	36,332,390	9,653,428	398,738	273,637	618,622

NET ASSETS, at end of the year	$151,333	$142,622	$245,567	$2,086,469	$194,847	$4,744,436	$84	$33,995,060	$9,604,162	$473,765	$401,358	$812,213

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Multi- Alternatives Division	Oppenheimer Global Strategic Income Division	Oppenheimer Government Money Division
Investment Income
Dividends	$217,568	$-	$1,316	$168	$30	$230,922	$48,228	$-	$801,961	$-	$1,121,194	$503

Expenses
Mortality and expense risk fees	135,511	72,750	1,521	337	121,709	358,092	14,979	261,931	455,428	-	152,778	33,539

Net investment income (loss)	82,057	(72,750)	(205)	(169)	(121,679)	(127,170)	33,249	(261,931)	346,533	-	968,416	(33,036)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,243,285	(295,129)	(6,857)	(11,142)	8,661	1,967,036	80,982	2,216,432	812,069	-	(213,928)	-
Realized gain distribution	468,643	1,929,822	15,251	-	-	5,850,918	-	3,367,540	5,083,319	-	-	-

Realized gain (loss)	1,711,928	1,634,693	8,394	(11,142)	8,661	7,817,954	80,982	5,583,972	5,895,388	-	(213,928)	-

Change in net unrealized appreciation/depreciation of investments	1,595,601	(297,003)	46,405	13,466	12,721	(9,501,622)	(25,408)	(4,559,444)	(6,778,755)	-	513,124	-

Net gain (loss) on investments	3,307,529	1,337,690	54,799	2,324	21,382	(1,683,668)	55,574	1,024,528	(883,367)	-	299,196	-

Net increase (decrease) in net assets resulting from operations	3,389,586	1,264,940	54,594	2,155	(100,297)	(1,810,838)	88,823	762,597	(536,834)	-	1,267,612	(33,036)

Capital transactions:
Transfer of net premiums	1,287,138	814,456	87,945	12,724	3,182,057	3,650,120	132,999	2,641,023	4,409,467	10	2,089,864	526,825
Transfers due to death benefits	(93,291)	(17,027)	-	(8,581)	(4,280)	(204,355)	-	(119,846)	(237,088)	-	(137,018)	(77)
Transfers due to withdrawal of funds	(864,360)	(328,370)	(18,556)	(26,227)	(6,636,592)	(2,199,954)	(225,297)	(2,136,590)	(3,837,662)	-	(1,412,349)	(186,273)
Transfers due to policy loans, net of repayments	(374,665)	(253,464)	(1,834)	(44)	(761,916)	(1,148,141)	16,278	(715,519)	(1,209,789)	-	(496,015)	(457)
Transfers due to charges for administrative and insurance costs	(820,559)	(453,852)	(32,224)	(502)	(2,159,260)	(2,416,059)	(56,321)	(1,807,502)	(2,823,694)	(5)	(1,120,282)	(190,964)
Transfers between divisions and to/from Guaranteed Principal Account	(72,903)	95,962	585	23,754	8,103,319	(323,897)	(3,506)	653,770	(217,408)	-	(80,096)	(128,388)

Net increase (decrease) in net assets resulting from capital transactions	(938,640)	(142,295)	35,916	1,124	1,723,328	(2,642,286)	(135,847)	(1,484,664)	(3,916,174)	5	(1,155,896)	20,666

Total increase (decrease)	2,450,946	1,122,645	90,510	3,279	1,623,031	(4,453,124)	(47,024)	(722,067)	(4,453,008)	5	111,716	(12,370)

NET ASSETS, at beginning of the year	20,112,385	10,980,301	212,425	58,372	20,566,171	61,022,339	2,024,012	43,680,241	80,296,406	-	22,270,231	4,762,070

NET ASSETS, at end of the year	$22,563,331	$12,102,946	$302,935	$61,651	$22,189,202	$56,569,215	$1,976,988	$42,958,174	$75,843,398	$5	$22,381,947	$4,749,700

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Core Bond Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY® Clarion Global Real Estate Division
Investment Income
Dividends	$251,138	$276,969	$12,490	$450,961	$1,331	$-	$376,408	$27	$-	$1,070	$203,918	$2,329

Expenses
Mortality and expense risk fees	158,901	164,602	17,322	81,765	839	76,039	114,207	11	308,976	17,641	71,557	1,289

Net investment income (loss)	92,237	112,367	(4,832)	369,196	492	(76,039)	262,201	16	(308,976)	(16,571)	132,361	1,040

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	577,671	1,615,802	73,899	(163,157)	(27,614)	773,662	1,720,065	(7)	2,584,868	9,141	(126,248)	(648)
Realized gain distribution	534,243	2,943,986	92,597	-	-	-	1,547,081	-	3,264,840	130,495	182,645	-

Realized gain (loss)	1,111,914	4,559,788	166,496	(163,157)	(27,614)	773,662	3,267,146	(7)	5,849,708	139,636	56,397	(648)

Change in net unrealized appreciation/depreciation of investments	(1,790,548)	(2,087,684)	230,702	80,020	44,332	(592,097)	(790,576)	8	(2,893,349)	(117,342)	489,921	1,095

Net gain (loss) on investments	(678,634)	2,472,104	397,198	(83,137)	16,718	181,565	2,476,570	1	2,956,359	22,294	546,318	447

Net increase (decrease) in net assets resulting from operations	(586,397)	2,584,471	392,366	286,059	17,210	105,526	2,738,771	17	2,647,383	5,723	678,679	1,487

Capital transactions:
Transfer of net premiums	2,061,741	1,576,179	185,552	1,053,302	58,235	586,545	1,158,541	-	2,011,412	153,843	777,992	74,128
Transfers due to death benefits	(39,531)	(38,717)	(9,383)	(64,246)	-	(9,954)	(17,955)	-	(186,793)	(8,352)	(16,785)	-
Transfers due to withdrawal of funds	(1,763,841)	(1,094,639)	(405,969)	(520,533)	(6,938)	(249,065)	(963,632)	(1)	(2,012,040)	(224,880)	(287,553)	(8,819)
Transfers due to policy loans, net of repayments	(382,070)	(603,909)	(8,463)	(205,561)	(3,783)	(200,392)	(277,124)	-	(816,648)	(6,161)	(180,765)	(39)
Transfers due to charges for administrative and insurance costs	(792,038)	(1,193,564)	(70,160)	(529,852)	(17,232)	(322,765)	(595,509)	(230)	(1,882,969)	(88,037)	(384,452)	(20,324)
Transfers between divisions and to/from Guaranteed Principal Account	(1,059,544)	359,863	49,726	888,772	(7,208)	2,098,341	(1,553,788)	-	(400,618)	9,609	(135,081)	(13,582)

Net increase (decrease) in net assets resulting from capital transactions	(1,975,283)	(994,787)	(258,697)	621,882	23,074	1,902,710	(2,249,467)	(231)	(3,287,656)	(163,978)	(226,644)	31,364

Total increase (decrease)	(2,561,680)	1,589,684	133,669	907,941	40,284	2,008,236	489,304	(214)	(640,273)	(158,255)	452,035	32,851

NET ASSETS, at beginning of the year	23,448,902	24,598,773	2,440,544	11,085,356	110,541	9,406,099	16,298,368	2,113	51,112,401	2,810,404	10,600,246	190,067

NET ASSETS, at end of the year	$20,887,222	$26,188,457	$2,574,213	$11,993,297	$150,825	$11,414,335	$16,787,672	$1,899	$50,472,128	$2,652,149	$11,052,281	$222,918

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 13, 1988. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains the following fifteen segments within the Separate Account: Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic Group Variable Universal Life®, Strategic Group Variable Universal Life® II, Survivorship Variable Universal Life, Variable Universal Life, Strategic Variable Life® Plus, Survivorship Variable Universal Life II, Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM, Variable Universal Life III and MassMutual ElectrumSM. Four of the fifteen segments within the Separate Account: Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM and Variable Universal Life III, have multiple tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of the Separate Account assets applicable to the variable life policies is not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2017, the Separate Account consists of one hundred thirty-eight divisions that invest in the following mutual funds. All of the funds may not be available to all of the fifteen segments of the Separate Account:

Divisions	The division listed in the first column invests in the fund in this column

American Century VP Capital Appreciation Division [27,33]	American Century VP Capital Appreciation Fund [1,27]

American Century VP Income & Growth Division	American Century VP Income & Growth Fund [1]

American Century VP Inflation Protection Division [27,33]	American Century VP Inflation Protection Fund [1,27]

American Century VP International Division	American Century VP International Fund [1]

American Century VP Value Division	American Century VP Value Fund [1]

American Funds® Asset Allocation Division	American Funds Insurance Series® Asset Allocation Fund [2]

American Funds® Growth-Income Division	American Funds Insurance Series® Growth-Income Fund [2]

BlackRock Basic Value V.I. Division [27,33]	BlackRock Basic Value V.I. Fund [18,27]

BlackRock High Yield V.I. Division [27,33]	BlackRock High Yield V.I. Fund [18,27]

BlackRock Total Return V.I. Division [27,33]	Blackrock Total Return V.I. Fund [18,27]

Delaware VIP® Emerging Markets Division [27,33]	Delaware VIP® Emerging Markets Series [19,27]

Delaware VIP® Small Cap Value Division [27,33]	Delaware VIP® Small Cap Value Series [19,27]

Deutsche Small Cap Index Division	Deutsche Small Cap Index VIP Fund [3]

Dreyfus MidCap Stock Division [27,33]	Dreyfus MidCap Stock Portfolio [20,27]

Eaton Vance VT Floating-Rate Income Division [27,33]	Eaton Vance VT Floating-Rate Income Fund [21,27]

Fidelity® VIP Contrafund® Division (Initial Class)	Fidelity® VIP Contrafund® Portfolio (Initial Class) [4]

Fidelity® VIP Contrafund® Division (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class) [4]

Fidelity® VIP Freedom 2020 Division [27,33]	Fidelity® VIP Freedom 2020 Portfolio [24,27]

Fidelity® VIP Freedom 2025 Division [27,33]	Fidelity® VIP Freedom 2025 Portfolio [24,27]

Fidelity® VIP Freedom 2030 Division [27,33]	Fidelity® VIP Freedom 2030 Portfolio [24,27]

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

Fidelity® VIP Freedom 2035 Division [27,33]	Fidelity® VIP Freedom 2035 Portfolio [24,27]

Fidelity® VIP Freedom 2040 Division [27,33]	Fidelity® VIP Freedom 2040 Portfolio [24,27]

Fidelity® VIP Freedom 2050 Division [27,33]	Fidelity® VIP Freedom 2050 Portfolio [24,27]

Fidelity® VIP Growth Division	Fidelity® VIP Growth Portfolio [4]

Fidelity® VIP Overseas Division [27,33]	Fidelity® VIP Overseas Portfolio [4,27]

Fidelity® VIP Real Estate Division [27,33]	Fidelity® VIP Real Estate Portfolio [27,31]

Franklin Mutual Global Discovery VIP Division [27,33]	Franklin Mutual Global Discovery VIP Fund [26,27]

Franklin Small Cap Value VIP Division	Franklin Small Cap Value VIP Fund [5]

Franklin Strategic Income VIP Division [27,33]	Franklin Strategic Income VIP Fund [25,27]

Goldman Sachs Core Fixed Income Division [27,33]	Goldman Sachs Core Fixed Income Fund [6,27]

Goldman Sachs Growth Opportunities Division [27,33]	Goldman Sachs Growth Opportunities Fund [6,27]

Goldman Sachs Large Cap Value Division	Goldman Sachs Large Cap Value Fund [6]

Goldman Sachs Mid Cap Value Division	Goldman Sachs Mid Cap Value Fund [6]

Goldman Sachs Small Cap Equity Insights Division [27,33]	Goldman Sachs Small Cap Equity Insights Fund [6,27]

Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund [6]

Goldman Sachs Strategic International Equity Division	Goldman Sachs Strategic International Equity Fund [6]

Goldman Sachs U.S. Equity Insights Division	Goldman Sachs U.S. Equity Insights Fund [6]

Invesco V.I. American Franchise Division [27,33]	Invesco V.I. American Franchise Fund [8,27]

Invesco V.I. Comstock Division [27,33]	Invesco V.I. Comstock Fund [8,27]

Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund [8]

Invesco V.I. Global Health Care Division	Invesco V.I. Global Health Care Fund [8]

Invesco V.I. Global Real Estate Division [27,33]	Invesco V.I. Global Real Estate Fund [8,27]

Invesco V.I. International Growth Division [27,33]	Invesco V.I. International Growth Fund [8,27]

Invesco V.I. Mid Cap Growth Division [27,33]	Invesco V.I. Mid Cap Growth Fund [8,27]

Invesco V.I. Small Cap Equity Division [27,33]	Invesco V.I. Small Cap Equity Fund [8,27]

Invesco V.I. Technology Division	Invesco V.I. Technology Fund [8]

Ivy Asset Strategy Division [30]	Ivy VIP Asset Strategy Portfolio [32]

Ivy VIP Science and Technology Division [27,33]	Ivy VIP Science and Technology Portfolio [27,32]

Janus Henderson Balanced Division (Institutional Class) [29]	Janus Henderson Balanced Portfolio (Institutional Class) [9,29]

Janus Henderson Balanced Division (Service Class) [29]	Janus Henderson Balanced Portfolio (Service Class) [9,29]

Janus Henderson Forty Division (Institutional Class) [29]	Janus Henderson Forty Portfolio (Institutional Class) [9,29]

Janus Henderson Forty Division (Service Class) [29]	Janus Henderson Forty Portfolio (Service Class) [9,29]

Janus Henderson Global Research Division (Institutional Class) [29]	Janus Henderson Global Research Portfolio (Institutional Class) [9,29]

Janus Henderson Global Research Division (Service Class) [29]	Janus Henderson Global Research Portfolio (Service Class) [9,29]

JPMorgan Insurance Trust Small Cap Core Division [27,33]	JPMorgan Insurance Trust Small Cap Core Portfolio [22,27]

JPMorgan Insurance Trust U.S. Equity Division [27,33]	JPMorgan Insurance Trust U.S. Equity Portfolio [22,27]

Lord Abbett Developing Growth Division [27,33]	Lord Abbett Developing Growth Portfolio [23,27]

Lord Abbett Mid Cap Stock Division [27,33]	Lord Abbett Mid Cap Stock Portfolio [23,27]

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

MFS® Blended Research Core Equity Division [27,33]	MFS® Blended Research Core Equity Portfolio [10,27]

MFS® Global Real Estate Division [27,33]	MFS® Global Real Estate Portfolio [10,27]

MFS® Government Securities Division [27,33]	MFS® Government Securities Portfolio [10,27]

MFS® Growth Division	MFS® Growth Series [10]

MFS® International Value Division [27,33]	MFS® International Value Portfolio [10,27]

MFS® Investors Trust Division	MFS® Investors Trust Series [10]

MFS® Mid Cap Value Division [27,33]	MFS® Mid Cap Value Portfolio [10,27]

MFS® New Discovery Division	MFS® New Discovery Series [10]

MFS® Research Division	MFS® Research Series [10]

MFS® Utilities Division [27,33]	MFS® Utilities Series [10,27]

MFS® Value Division [27,33]	MFS® Value Series [10,27]

MML Aggressive Allocation Division	MML Aggressive Allocation Fund [11]

MML Balanced Allocation Division	MML Balanced Allocation Fund [11]

MML Blend Division	MML Blend Fund [12]

MML Blue Chip Growth Division	MML Blue Chip Growth Fund [11]

MML Conservative Allocation Division	MML Conservative Allocation Fund [11]

MML Core Allocation Division	MML American Funds® Core Allocation Fund [11]

MML Dynamic Bond Division	MML Dynamic Bond Fund [12]

MML Equity Division	MML Equity Fund [12]

MML Equity Income Division	MML Equity Income Fund [11]

MML Equity Index Division (Service Class I) [27,33]	MML Equity Index Fund (Service Class I) [11,27]

MML Equity Index Division (Class II)	MML Equity Index Fund (Class II) [11]

MML Focused Equity Division	MML Focused Equity Fund [11]

MML Foreign Division	MML Foreign Fund [11]

MML Fundamental Growth Division	MML Fundamental Growth Fund [11]

MML Fundamental Value Division	MML Fundamental Value Fund [11]

MML Global Division (Service Class I) [27,33]	MML Global Fund (Service Class I) [11,27]

MML Global Division (Class II)	MML Global Fund (Class II) [11]

MML Growth Division	MML American Funds® Growth Fund [11]

MML Growth & Income Division	MML Growth & Income Fund [11]

MML Growth Allocation Division	MML Growth Allocation Fund [11]

MML High Yield Division	MML High Yield Fund [12]

MML Income & Growth Division	MML Income & Growth Fund [11]

MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund [12]

MML International Division	MML American Funds® International Fund [11]

MML International Equity Division	MML International Equity Fund [11]

MML Large Cap Growth Division	MML Large Cap Growth Fund [11]

MML Managed Bond Division	MML Managed Bond Fund [12]

MML Managed Volatility Division	MML Managed Volatility Fund [11]

MML Mid Cap Growth Division	MML Mid Cap Growth Fund [11]

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

MML Mid Cap Value Division	MML Mid Cap Value Fund [11]

MML Moderate Allocation Division	MML Moderate Allocation Fund [11]

MML Short-Duration Bond Division	MML Short-Duration Bond Fund [12]

MML Small Cap Equity Division	MML Small Cap Equity Fund [12]

MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund [11]

MML Small Company Value Division	MML Small Company Value Fund [11]

MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund [11]

MML Strategic Emerging Markets Division	MML Strategic Emerging Markets Fund [12]

MML Total Return Bond Division	MML Total Return Bond Fund [11]

MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund [12]

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA 13

Oppenheimer Conservative Balanced Division	Oppenheimer Conservative Balanced Fund/VA 13

Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Discovery Mid Cap Growth Fund/VA 13

Oppenheimer Global Division	Oppenheimer Global Fund/VA 13

Oppenheimer Global Multi-Alternatives Division	Oppenheimer Global Multi-Alternatives Fund/VA 13

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA 13

Oppenheimer Government Money Division	Oppenheimer Government Money Fund/VA 13

Oppenheimer International Growth Division	Oppenheimer International Growth Fund/VA 13

Oppenheimer Main Street Division	Oppenheimer Main Street Fund®/VA 13

Oppenheimer Main Street Small Cap Division	Oppenheimer Main Street Small Cap Fund®/VA 13

Oppenheimer Total Return Bond Division [28]	Oppenheimer Total Return Bond Fund/VA 13, 28

PIMCO All Asset Division [27,33]	PIMCO All Asset Portfolio [14,27]

PIMCO CommodityRealReturn® Strategy Division	PIMCO CommodityRealReturn® Strategy Portfolio [14]

PIMCO Emerging Markets Bond Division [27,33]	PIMCO Emerging Markets Bond Portfolio [14,27]

PIMCO Global Bond Division [27,33]	PIMCO Global Bond Portfolio [14,27]

PIMCO High Yield Division [27,33]	PIMCO High Yield Portfolio [14,27]

PIMCO Long-Term U.S. Government Division [27,33]	PIMCO Long-Term U.S. Government Portfolio [14,27]

PIMCO Real Return Division [27,33]	PIMCO Real Return Portfolio [14,27]

PIMCO Total Return Division [27,33]	PIMCO Total Return Portfolio [14,27]

T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio [15]

T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio [15]

T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Portfolio [15]

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio [15]

T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio [15]

Templeton Foreign VIP Division	Templeton Foreign VIP Fund [25]

Templeton Global Bond VIP Division [27,33]	Templeton Global Bond VIP Fund [25,27]

VY® Clarion Global Real Estate Division	VY® Clarion Global Real Estate Portfolio [7]

Voya International Index Division [27,33]	Voya International Index Portfolio [7,27]

Voya Russell™ Mid Cap Index Division [27,33]	Voya Russell™ Mid Cap Index Portfolio [7,27]

Voya Russell™ Small Cap Index Division [27,33]	Voya Russell™ Small Cap Index Portfolio [7,27]

Notes To Financial Statements (Continued)

In addition to the one hundred thirty-eight divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933. The General Account and the GPA are not registered as an investment company under the 1940 Act.

[1]	American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]	Capital Research and Management Company is the investment adviser to this Fund.
[3]	Deutsche Investment Management Americas Inc. is the investment adviser to this Fund.
[4]	Fidelity Management & Research Company is the investment adviser to this Portfolio.
[5]	Franklin Advisory Services, LLC is the investment adviser to this Fund.
[6]	Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[7]	Voya Investments, LLC is the investment adviser to this Portfolio.
[8]	Invesco Advisers, Inc. is the investment adviser to this Fund.
[9]	Janus Capital Management, LLC is the investment adviser to this Portfolio.
[10]	Massachusetts Financial Services Company is the investment adviser to this Series.
[11]	MML Investment Advisers, LLC is the investment adviser to the listed MML Trust Fund.
[12]	MML Investment Advisers, LLC is the investment adviser to the listed MML II Trust Fund.
[13]	OFI Global Asset Management, Inc. is the investment adviser to this Fund/Portfolio.
[14]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[15]	T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.
[16]	Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[17]	This division did not have any investment or unit activity in 2016 and 2017.
[18]	BlackRock Advisors, LLC is the investment adviser to this Fund.
[19]	Delaware Management Company is the investment adviser to this Series.
[20]	The Dreyfus Corporation is the investment adviser to this Portfolio.
[21]	Eaton Vance Management is the investment adviser to this Fund.
[22]	J.P. Morgan Investment Management Inc. is the investment adviser to this Portfolio.
[23]	Lord, Abbett & Co. LLC is the investment adviser to this Portfolio.
[24]	FMR Co., Inc. is the investment adviser to this Portfolio.
[25]	Franklin Advisers, Inc. is the investment adviser to this Fund.
[26]	Franklin Mutual Advisers, LLC is the investment adviser to this Fund.
[27]	This Division/Fund became available to the Separate Account as an investment option on June 26, 2017.
[28]	Oppenheimer Total Return Bond was formerly known as Oppenheimer Core Bond.
[29]	Janus Henderson was formerly known as Janus Aspen.
[30]	Ivy Asset Strategy was formerly known as Ivy Funds Asset Strategy.
[31]	Fidelity SelectCo, LLC is the investment adviser to this Fund.
[32]	Ivy Investment Management Company is the Investment Adviser to this Portfolio.
[33]	This division did not have any investment or unit activity in 2017.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account Massachusetts Mutual Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no

Notes To Financial Statements (Continued)

provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4% to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in the Separate Account’s investment performance.

G.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO or 2001 CSO mortality tables.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2017. There have been no transfers between levels for the year ended December 31, 2017.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The policies currently being offered are sold by registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”), subsidiaries of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its

Notes To Financial Statements (Continued)

own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors and MSD serve as principal underwriters of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors, and MSD also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2017 were as follows:

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)
Cost of purchases	$7,919,075	$1,500	$1,880,419	$2,844,244	$5,183,415	$2,715,630	$13,726,656	$922,032	$10,598	$2,513,715	$2,484	$125,225
Proceeds from sales	(8,497,863)	(2,946)	(2,721,201)	(3,120,134)	(3,974,277)	(2,840,238)	(14,181,559)	(933,484)	(7,217)	(2,291,793)	(1,102)	(404,813)

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U .S . Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Ivy Asset Strategy Division	Janus Henderson Balanced Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Forty Division	Janus Henderson Global Research Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Cost of purchases	$1,527,541	$3,082	$14,306	$381,932	$551,368	$942,343	$44,454	$2,732	$494,780	$4,829,794	$20,463	$1,878,680
Proceeds from sales	(1,423,580)	(31,280)	(4,979)	(348,453)	(476,346)	(790,552)	(152)	(4,173)	(614,749)	(5,147,146)	(10,030)	(2,259,430)

	Janus Henderson Global Research Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Core Allocation Division	MML Dynamic Bond Division
	(Service)
Cost of purchases	$9,988	$747,074	$342,851	$623,850	$280,683	$1,091,402	$427,760	$6,022,875	$3,539,347	$485,677	$98,832	$7,102
Proceeds from sales	(11,032)	(455,000)	(222,697)	(1,277,110)	(98,959)	(343,807)	(141,320)	(6,417,357)	(2,608,103)	(67,281)	(391)	(106)

	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Focused Equity Division	MML Foreign Division	MML Fundamental Growth Division	MML Fundamental Value Division	MML Global Division	MML Growth Division	MML Growth & Income Division	MML Growth Allocation Division	MML High Yield Division
			(Class II)					(Class II)
Cost of purchases	$8,763,130	$250,353	$13,973,287	$19,094	$84,569	$53,492	$115,147	$127,544	$45,166	$199,116	$1,259,878	$81,850
Proceeds from sales	(12,306,311)	(97,720)	(14,529,019)	(43)	(49,376)	(199)	(645)	(43,631)	(196)	(43,234)	(560,600)	(490)

	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML International Division	MML International Equity Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Short-Duration Bond Division	MML Small Cap Equity Division
Cost of purchases	$176,608	$1,081,343	$25,460	$25,844	$61,106	$5,496,382	$2,571,848	$665,288	$431,975	$592,812	$1,110	$5,659,892
Proceeds from sales	(49,971)	(992,267)	(2,241)	(106)	(932)	(4,728,922)	(2,927,019)	(260,165)	(252,368)	(309,807)	(45)	(6,150,246)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Small Cap Growth Equity Division	MML Small Company Value Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML Total Return Bond Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Multi- Alternatives Division	Oppenheimer Global Strategic Income Division
Cost of purchases	$3,107,023	$17,859	$221,059	$47,901	$37,507	$9,243,639	$15,222,504	$133,225	$9,319,440	$11,496,879	$79,162	$4,639,459
Proceeds from sales	(3,424,068)	(93)	(95,158)	(5,086)	(123)	(14,626,798)	(14,181,720)	(315,808)	(7,242,391)	(15,799,623)	(310)	(4,757,590)

	Oppenheimer Government Money Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Total Return Bond Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division
Cost of purchases	$867,751	$4,117,525	$7,633,212	$853,542	$2,866,752	$98,908	$2,709,667	$3,908,361	$26	$17,793,845	$449,395	$2,026,946
Proceeds from sales	(1,357,755)	(4,040,166)	(8,498,535)	(371,068)	(2,693,066)	(41,131)	(3,126,804)	(3,979,009)	(222)	(17,086,258)	(370,275)	(2,623,126)

	VY® Clarion Global Real Estate Division
Cost of purchases	$115,250
Proceeds from sales	(59,877)

See Notes to Financial Statements.

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2017 were as follows:

2017	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division

							(Initial)	(Service)
Units purchased	846,922	-	302,507	522,789	736,723	178,886	1,414,079	104,662	-	253,152	30	7,753
Units withdrawn	(1,380,992)	(1,581)	(583,317)	(998,088)	(1,046,725)	(328,928)	(2,608,224)	(203,437)	(4,125)	(443,954)	(451)	(18,470)
Units transferred between divisions and transferred to/from GPA	(598,400)	-	(22,877)	(20,987)	(21,331)	(2,294)	(118,147)	31,436	-	21,004	-	(55,227)

Net increase (decrease)	(1,132,469)	(1,581)	(303,686)	(496,286)	(331,334)	(152,336)	(1,312,293)	(67,339)	(4,125)	(169,798)	(421)	(65,943)

2017 (Continued)	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Ivy Asset Strategy Division	Janus Henderson Balanced Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Forty Division	Janus Henderson Global Research Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Units purchased	207,484	61	3	110,591	97,869	176,025	590	-	121,825	352,857	2,417	425,154
Units withdrawn	(344,445)	(22,021)	(1,818)	(163,677)	(113,246)	(278,168)	(139)	(1,357)	(159,101)	(675,660)	(1,895)	(717,050)
Units transferred between divisions and transferred to/from GPA	(76,286)	-	-	(4,643)	(7,528)	(104,267)	40,229	-	(25,089)	(407,895)	(187)	(353,777)

Net increase (decrease)	(213,247)	(21,959)	(1,815)	(57,730)	(22,905)	(206,410)	40,680	(1,357)	(62,364)	(730,698)	335	(645,673)

2017 (Continued)	Janus Henderson Global Research Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Core Allocation Division	MML Dynamic Bond Division
	(Service)
Units purchased	2,721	32,952	11,165	103,558	5,150	250,319	143,699	554,889	394,871	144,347	475	240
Units withdrawn	(2,783)	(87,618)	(14,846)	(243,856)	(27,693)	(135,457)	(71,415)	(1,198,107)	(498,885)	(19,791)	(321)	(97)
Units transferred between divisions and transferred to/from GPA	(202)	110,563	33,719	(55,369)	(3,803)	192,764	59,256	(72,447)	2,669	160,914	81,821	6,222

Net increase (decrease)	(263)	55,897	30,037	(195,667)	(26,346)	307,626	131,540	(715,665)	(101,345)	285,469	81,975	6,365

See Notes to Financial Statements.

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2017 (Continued)	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Focused Equity Division	MML Foreign Division	MML Fundamental Growth Division	MML Fundamental Value Division	MML Global Division	MML Growth Division	MML Growth & Income Division	MML Growth Allocation Division	MML High Yield Division
			(Class II)					(Class II)
Units purchased	1,701,695	45,582	1,325,009	39	30,131	450	1,793	24,981	569	48,077	291,069	1,044
Units withdrawn	(2,922,106)	(14,793)	(2,257,603)	(32)	(11,847)	(152)	(511)	(13,489)	(128)	(23,514)	(87,510)	(388)
Units transferred between divisions and transferred to/from GPA	(468,865)	25,709	(990,450)	14,555	2,321	42,094	93,098	27,520	33,688	57,115	18,289	64,722

Net increase (decrease)	(1,689,275)	56,498	(1,923,044)	14,561	20,606	42,392	94,380	39,013	34,130	81,678	221,848	65,377

2017 (Continued)	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML International Division	MML International Equity Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Short-Duration Bond Division	MML Small Cap Equity Division
Units purchased	35,986	240,899	234	560	1,505	869,500	437,164	62,301	45,865	167,629	66	493,404
Units withdrawn	(17,366)	(386,650)	(57)	(81)	(672)	(1,157,973)	(663,224)	(26,424)	(18,259)	(94,327)	(43)	(872,781)
Units transferred between divisions and transferred to/from GPA	48,884	121,005	17,975	18,732	46,526	368,511	(150,770)	136,820	52,687	45,475	985	12,092

Net increase (decrease)	67,505	(24,746)	18,152	19,211	47,359	80,038	(376,830)	172,697	80,294	118,777	1,008	(367,285)

2017 (Continued)	MML Small Cap Growth Equity Division	MML Small Company Value Division	MML Small/ Mid Cap Value Division	MML Strategic Emerging Markets Division	MML Total Return Bond Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Multi- Alternatives Division	Oppenheimer Global Strategic Income Division
Units purchased	323,764	104	34,854	24,357	362	4,688,379	1,818,083	60,406	1,210,524	1,538,168	1,821	990,313
Units withdrawn	(597,913)	(66)	(15,147)	(6,757)	(106)	(9,891,163)	(3,233,294)	(146,266)	(1,961,821)	(2,602,472)	(305)	(1,238,797)
Units transferred between divisions and transferred to/from GPA	(41,733)	13,036	27,602	31,710	35,156	262,530	(1,543,343)	(18,210)	(476,229)	(582,810)	75,547	257,798

Net increase (decrease)	(315,882)	13,074	47,310	49,309	35,411	(4,940,253)	(2,958,554)	(104,070)	(1,227,525)	(1,647,115)	77,063	9,314

See Notes to Financial Statements.

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2017 (Continued)	Oppenheimer Government Money Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Total Return Bond Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division
Units purchased	497,704	791,232	719,703	45,172	761,261	76,834	218,149	396,625	-	514,189	55,145	465,440
Units withdrawn	(804,549)	(924,860)	(1,232,574)	(55,277)	(1,003,026)	(29,276)	(348,484)	(918,334)	(131)	(1,545,558)	(136,610)	(883,554)
Units transferred between divisions and transferred to/from GPA	(72,491)	(145,445)	(372,298)	76,981	287,852	468	22,526	(113,802)	-	(237,713)	1,324	(100,841)

Net increase (decrease)	(379,336)	(279,073)	(885,168)	66,876	46,087	48,026	(107,809)	(635,510)	(131)	(1,269,082)	(80,142)	(518,956)

2017 (Continued)	VY® Clarion Global Real Estate Division
Units purchased	38,052
Units withdrawn	(15,627)
Units transferred between divisions and transferred to/from GPA	1,185

Net increase (decrease)	23,609

2016	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
Units purchased	906,596	-	354,861	623,876	872,861	207,222	2,089,812	151,661	-	296,155	32	974
Units withdrawn	(1,357,902)	(1,698)	(453,759)	(662,241)	(1,118,934)	(279,748)	(2,463,581)	(565,689)	(4,429)	(372,643)	(487)	(65,426)
Units transferred between divisions and transferred to/from GPA	2,429	-	78,855	(17,745)	(107,027)	(10,705)	(2,805,780)	(49,420)	-	2,177	-	50,478

Net increase (decrease)	(448,878)	(1,698)	(20,043)	(56,110)	(353,100)	(83,230)	(3,179,550)	(463,448)	(4,429)	(74,311)	(455)	(13,973)

See Notes to Financial Statements.

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2016 (Continued)	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	234,931	30,156	-	120,576	109,945	235,661	35,314	125,587	621,223	3,167	584,117	3,114
Units withdrawn	(459,446)	(32,985)	(2,216)	(135,141)	(140,965)	(282,959)	(36,122)	(201,493)	(1,055,247)	(3,968)	(647,905)	(6,446)
Units transferred between divisions and transferred to/from GPA	(431,613)	5,899	-	263,885	7,776	(297,562)	18	(83,454)	(406,216)	(128)	(409,995)	(5,844)

Net increase (decrease)	(656,127)	3,070	(2,216)	249,319	(23,243)	(344,859)	(790)	(159,360)	(840,240)	(929)	(473,782)	(9,176)

2016 (Continued)	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division
Units purchased	41,321	12,924	113,555	99,110	249,770	123,091	655,205	498,976	93,054	2,099,793	29,458	1,711,006
Units withdrawn	(60,031)	(9,937)	(291,567)	(141,374)	(134,932)	(105,569)	(1,089,823)	(529,927)	(31,517)	(3,340,959)	(11,694)	(2,779,311)
Units transferred between divisions and transferred to/from GPA	(45,740)	(8,371)	(47,712)	(463)	39,558	2,288	(117,435)	(158,113)	48,185	(1,055,015)	13,070	(647,041)

Net increase (decrease)	(64,450)	(5,384)	(225,724)	(42,727)	154,396	19,810	(552,053)	(189,064)	109,723	(2,296,181)	30,834	(1,715,346)

2016 (Continued)	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division
Units purchased	34,590	22,844	35,440	289,154	22,112	304,832	128	1,016,068	459,370	56,255	33,904	163,927
Units withdrawn	(15,985)	(10,606)	(20,515)	(144,342)	(10,109)	(418,149)	(43)	(1,455,487)	(597,451)	(39,874)	(15,273)	(103,341)
Units transferred between divisions and transferred to/from GPA	(9,566)	2,267	2,561	14,568	(4,518)	133,375	-	(1,001,264)	(190,209)	(354)	2,690	16,103

Net increase (decrease)	9,040	14,504	17,485	159,380	7,485	20,058	85	(1,440,683)	(328,291)	16,027	21,321	76,690

See Notes to Financial Statements.

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2016 (Continued)	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer Government Money Division	Oppenheimer International Growth Division
Units purchased	562,170	401,881	33,008	19,155	3,133,261	2,347,183	110,031	1,651,175	1,955,689	1,504,085	407,491	1,126,462
Units withdrawn	(839,980)	(464,650)	(19,679)	(54,670)	(7,849,681)	(3,362,355)	(190,503)	(2,522,628)	(2,994,229)	(1,884,383)	(293,355)	(1,442,851)
Units transferred between divisions and transferred to/from GPA	23,364	(15,989)	(1,148)	35,447	7,059,724	(1,774,956)	7,449	(234,400)	(545,304)	(6,184)	(99,276)	(765,567)

Net increase (decrease)	(254,446)	(78,758)	12,181	(69)	2,343,303	(2,790,128)	(73,023)	(1,105,852)	(1,583,845)	(386,482)	14,859	(1,081,957)

2016 (Continued)	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Core Bond Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY® Clarion Global Real Estate Division
Units purchased	887,120	46,604	839,709	72,907	210,934	521,053	-	586,786	92,482	580,941	38,377
Units withdrawn	(1,450,143)	(120,142)	(1,016,064)	(34,856)	(268,215)	(757,357)	(143)	(1,286,248)	(176,926)	(584,185)	(14,678)
Units transferred between divisions and transferred to/from GPA	(438,585)	9,904	735,598	(9,509)	724,730	(640,649)	-	(274,331)	1,715	(400,969)	(6,863)

Net increase (decrease)	(1,001,608)	(63,634)	559,243	28,542	667,449	(876,953)	(143)	(973,793)	(82,729)	(404,213)	16,836

See Notes to Financial Statements.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2017 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century VP Income & Growth Division
2017	11,241,950	$2.65 to $2.95	$29,362,754	2.38%	0.25% to 1.00%	19.29% to 20.19%
2016	12,374,420	2.22 to 2.46	26,053,682	2.36	0.25 to 1.00	12.36 to 13.20
2015	12,823,297	1.98 to 2.17	23,313,481	2.10	0.25 to 1.00	(6.56) to (5.856)
2014	13,543,405	2.11 to 2.30	26,280,312	2.04	0.25 to 1.00	11.38 to 12.22
2013	14,350,536	1.90 to 2.05	24,945,163	2.21	0.25 to 1.00	34.47 to 35.48

American Century VP International Division
2017	142,405	1.13 to 1.36	193,296	0.86	0.25 to 0.60	12.99 to 30.42
2016	143,987	1.04	149,852	1.05	0.60	(6.06)
2015	145,685	1.11	161,404	0.37	0.60	0.16
2014	151,511	1.11	167,598	1.66	0.60	(6.07)
2013	152,989	1.18	180,173	1.67	0.60	21.68

American Century VP Value Division
2017	4,346,509	2.74 to 3.53	14,228,000	1.66	0.25 to 1.00	7.67 to 8.48
2016	4,650,196	2.55 to 3.26	14,116,978	1.74	0.25 to 1.00	19.28 to 20.18
2015	4,670,239	2.13 to 2.71	11,909,152	2.13	0.25 to 1.00	(4.84) to (4.12)
2014	5,013,429	2.24 to 2.83	13,423,353	1.54	0.25 to 1.00	11.96 to 12.80
2013	5,357,935	2.00 to 2.51	12,888,121	1.66	0.25 to 1.00	30.42 to 31.40

American Funds® Asset Allocation Division
2017	7,262,865	2.58 to 3.17	21,305,963	1.54	0.25 to 1.00	15.08 to 15.94
2016	7,759,152	2.24 to 2.73	19,741,367	1.61	0.25 to 1.00	8.32 to 9.14
2015	7,815,261	2.07 to 2.51	18,393,999	1.63	0.25 to 1.00	0.39 to 1.15
2014	8,141,405	2.06 to 2.48	19,013,090	1.49	0.25 to 1.00	4.35 to 5.13
2013	8,342,596	1.97 to 2.36	18,613,490	1.46	0.25 to 1.00	22.46 to 23.38

American Funds® Growth-Income Division
2017	10,523,397	2.80 to 3.69	35,545,549	1.41	0.25 to 1.00	21.17 to 22.08
2016	10,854,731	2.31 to 3.03	30,273,068	1.49	0.25 to 1.00	10.41 to 11.24
2015	11,207,831	2.09 to 2.72	28,415,871	1.30	0.25 to 1.00	0.45 to 1.20
2014	11,596,041	2.09 to 2.69	29,207,131	1.29	0.25 to 1.00	9.53 to 10.36
2013	12,044,715	1.90 to 2.44	27,620,894	1.37	0.25 to 1.00	32.17 to 33.17

Deutsche Small Cap Index Division
2017	2,899,255	2.89 to 3.50	9,439,990	0.97	0.25 to 1.00	13.19 to 14.04
2016	3,051,591	2.55 to 3.07	8,778,408	1.07	0.25 to 1.00	19.83 to 20.73
2015	3,134,821	2.13 to 2.54	7,530,019	1.04	0.25 to 1.00	(5.55) to (4.83)
2014	3,211,396	2.25 to 2.67	8,143,727	0.97	0.25 to 1.00	3.70 to 4.48
2013	3,440,982	2.17 to 2.56	8,393,980	1.63	0.25 to 1.00	37.26 to 38.29

Fidelity® VIP Contrafund® Division (Initial Class)
2017	19,235,499	3.27 to 4.51	68,425,223	0.99	0.25 to 1.00	20.67 to 21.57
2016	20,547,792	2.71 to 3.71	60,163,736	0.79	0.25 to 1.00	6.93 to 7.74
2015	23,727,342	2.53 to 3.44	64,684,270	1.03	0.25 to 1.00	(0.33) to 0.42
2014	24,279,433	2.54 to 3.43	66,265,541	0.97	0.25 to 1.00	10.83 to 11.66
2013	25,170,264	2.29 to 3.07	61,826,384	1.09	0.25 to 1.00	29.98 to 30.96

Fidelity® VIP Contrafund® Division (Service Class)
2017	2,019,712	3.33 to 3.52	6,595,001	0.90	0.60 to 0.75	20.86 to 21.04
2016	2,087,051	2.76 to 2.91	5,778,438	0.67	0.60 to 0.75	7.11 to 7.27
2015	2,550,500	2.57 to 2.71	6,630,826	0.93	0.60 to 0.75	(0.19) to (0.04)
2014	2,699,853	2.58 to 2.71	7,028,266	0.87	0.60 to 0.75	10.98 to 11.15
2013	2,868,191	2.32 to 2.44	6,732,673	1.00	0.60 to 0.75	30.17 to 30.36

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Growth Division
2017	93,153	$1.13 to $1.73	$161,149	0.12%	0.25% to 0.60%	12.84% to 34.20%
2016	97,277	1.29	125,401	-	0.60	0.11
2015	101,707	1.29	130,962	0.16	0.60	6.41
2014	106,337	1.21	128,676	0.11	0.60	10.52
2013	84,610	1.09	92,635	0.20	0.60	35.39

Franklin Small Cap Value VIP Division
2017	3,663,564	3.32 to 4.57	15,268,606	0.51	0.25 to 1.00	9.55 to 10.38
2016	3,833,362	3.03 to 4.14	14,645,535	0.81	0.25 to 1.00	28.90 to 29.86
2015	3,907,673	2.35 to 3.19	11,657,741	0.63	0.25 to 1.00	(8.31) to (7.62)
2014	4,048,324	2.56 to 3.45	13,133,649	0.62	0.25 to 1.00	(0.43) to 0.32
2013	4,173,798	2.57 to 3.44	13,553,648	1.29	0.25 to 1.00	34.88 to 35.90

Goldman Sachs Large Cap Value Division
2017	5,338	2.29 to 2.50	12,839	1.65	0.30 to 0.60	9.20 to 9.53
2016	5,759	2.10 to 2.29	12,676	2.19	0.30 to 0.60	10.92 to 11.25
2015	6,214	1.89 to 2.05	12,317	1.41	0.30 to 0.60	(4.98) to (4.70)
2014	6,631	1.99 to 2.16	13,813	1.42	0.30 to 0.60	12.26 to 12.60
2013	6,894	1.77 to 1.91	12,787	0.04	0.30 to 0.60	32.43 to 32.83

Goldman Sachs Mid Cap Value Division
2017	300,137	1.07 to 5.97	1,704,158	0.68	0.25 to 0.60	6.54 to 10.41
2016	366,080	5.06 to 5.39	1,896,554	1.45	0.30 to 0.60	12.85 to 13.19
2015	380,053	4.48 to 4.76	1,727,074	0.35	0.30 to 0.60	(9.79) to (9.51)
2014	463,907	4.97 to 5.26	2,353,669	1.00	0.30 to 0.60	12.89 to 13.23
2013	479,203	4.40 to 4.65	2,160,496	0.86	0.30 to 0.60	32.10 to 32.49

Goldman Sachs Strategic Growth Division
2017	3,000,907	2.17 to 2.83	7,411,173	0.53	0.25 to 1.00	29.36 to 30.34
2016	3,214,153	1.66 to 2.18	5,877,315	0.60	0.25 to 1.00	0.97 to 1.73
2015	3,870,281	1.64 to 2.16	6,622,347	0.34	0.25 to 1.00	2.37 to 3.14
2014	4,678,650	1.59 to 2.11	7,809,251	0.37	0.25 to 1.00	12.51 to 13.36
2013	5,449,939	1.40 to 1.88	8,063,224	0.41	0.25 to 1.00	31.10 to 32.09

Goldman Sachs Strategic International Equity Division
2017	101,323	1.09 to 1.67	168,772	1.90	0.25 to 0.60	9.46 to 25.85
2016	123,282	1.32	163,172	2.17	0.60	(3.31)
2015	120,212	1.37	164,553	1.80	0.60	0.45
2014	95,879	1.36	130,657	3.63	0.60	(8.10)
2013	93,783	1.48	139,057	1.73	0.60	23.46

Goldman Sachs U.S. Equity Insights Division
2017	48,506	2.55 to 3.06	124,927	1.41	0.30 to 0.60	23.33 to 23.70
2016	50,321	2.07 to 2.47	105,142	1.34	0.30 to 0.60	10.07 to 10.40
2015	52,537	1.88 to 2.24	99,765	1.36	0.30 to 0.60	(0.79) to (0.49)
2014	54,997	1.90 to 2.25	105,291	1.32	0.30 to 0.60	15.67 to 16.02
2013	70,378	1.64 to 1.94	116,294	1.05	0.30 to 0.60	36.70 to 37.11

Invesco V.I. Diversified Dividend Division
2017	1,329,968	1.18 to 1.55	1,924,600	1.69	0.25 to 1.00	7.50 to 8.30
2016	1,387,698	1.10 to 1.43	1,834,236	1.34	0.25 to 1.00	13.67 to 14.53
2015	1,138,379	0.97 to 1.25	1,366,232	1.76	0.25 to 1.00	1.05 to 1.81
2014	1,043,671	0.96 to 1.22	1,235,075	1.74	0.25 to 1.00	11.71 to 12.55
2013	1,150,802	0.86 to 1.09	1,207,255	2.51	0.25 to 1.00	29.73 to 30.71

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Invesco V.I. Global Health Care Division
2017	996,342	$2.81 to $3.39	$3,115,697	0.37%	0.25% to 1.00%	14.68% to 15.54%
2016	1,019,247	2.45 to 2.93	2,776,539	-	0.25 to 1.00	(12.34) to (11.68)
2015	1,042,490	2.80 to 3.32	3,234,987	-	0.25 to 1.00	2.14 to 2.91
2014	1,083,908	2.74 to 3.22	3,285,583	-	0.25 to 1.00	18.48 to 19.37
2013	1,058,682	2.31 to 2.70	2,701,896	0.70	0.25 to 1.00	39.14 to 40.19

Invesco V.I. Technology Division
2017	2,032,079	1.68 to 2.46	3,637,730	-	0.25 to 1.00	33.79 to 34.80
2016	2,238,489	1.25 to 1.84	2,719,502	-	0.25 to 1.00	(1.74) to (1.00)
2015	2,583,348	1.26 to 1.87	2,860,192	-	0.25 to 1.00	5.75 to 6.55
2014	2,713,915	1.18 to 1.77	2,834,494	-	0.25 to 1.00	9.95 to 10.77
2013	2,894,693	1.07 to 1.61	2,721,438	-	0.25 to 1.00	23.9 to 24.83

Ivy Asset Strategy Division
2017	40,680	1.09 to 1.12	45,453	1.16	0.25 to 0.75	9.29 to 18.27
2016	-	0.94	-	-	0.75	(2.57)
2015	-	0.97	-	-	0.75	(3.04)

Janus Henderson Balanced Division (Institutional Class)
2017	60,169	2.68	161,175	1.62	0.60	17.72
2016	61,526	2.28	139,996	2.23	0.60	3.98
2015	62,316	2.19	136,368	1.60	0.60	0.02
2014	63,065	2.19	137,981	1.76	0.60	7.86
2013	63,756	2.03	129,329	2.28	0.60	19.44

Janus Henderson Balanced Division (Service Class)
2017	1,764,877	2.69 to 3.17	5,219,360	1.39	0.25 to 1.00	16.96 to 17.84
2016	1,827,242	2.30 to 2.69	4,604,449	1.88	0.25 to 1.00	3.29 to 4.06
2015	1,986,602	2.23 to 2.59	4,828,308	1.37	0.25 to 1.00	(0.59) to 0.16
2014	1,974,540	2.24 to 2.58	4,818,850	1.52	0.25 to 1.00	7.16 to 7.97
2013	2,004,806	2.09 to 2.39	4,553,567	2.03	0.25 to 1.00	18.61 to 19.50

Janus Henderson Forty Division (Institutional Class)
2017	5,714,266	2.61 to 3.25	19,329,223	-	0.25 to 0.75	29.34 to 29.99
2016	6,444,964	2.01 to 2.51	15,917,705	-	0.25 to 0.75	1.43 to 1.94
2015	7,285,204	1.97 to 2.48	16,790,187	-	0.25 to 0.75	11.38 to 11.94
2014	7,900,411	1.76 to 2.23	16,254,249	0.16	0.25 to 0.75	7.92 to 8.46
2013	8,376,322	1.62 to 2.06	15,943,695	0.71	0.25 to 0.75	30.25 to 30.90

Janus Henderson Forty Division (Service Class)
2017	52,125	3.87 to 4.55	206,633	-	0.50 to 1.00	28.71 to 29.35
2016	51,790	3.01 to 3.52	159,130	-	0.50 to 1.00	0.93 to 1.44
2015	52,719	2.98 to 3.47	161,103	-	0.50 to 1.00	10.82 to 11.38
2014	53,043	2.69 to 3.11	145,948	0.03	0.50 to 1.00	7.39 to 7.93
2013	54,410	2.50 to 2.89	139,065	0.59	0.50 to 1.00	29.58 to 30.23

Janus Henderson Global Research Division (Institutional Class)
2017	5,981,044	1.27 to 1.58	9,657,867	0.82	0.25 to 0.75	26.08 to 26.71
2016	6,626,717	1.00 to 1.26	8,012,754	1.09	0.25 to 0.75	1.30 to 1.81
2015	7,100,500	0.99 to 1.24	8,009,301	0.64	0.25 to 0.75	(3.02) to (2.53)
2014	7,544,222	1.01 to 1.28	8,703,992	1.08	0.25 to 0.75	6.64 to 7.18
2013	7,978,142	0.94 to 1.20	8,604,397	1.22	0.25 to 0.75	27.47 to 28.11

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Janus Henderson Global Research Division (Service Class)
2017	98,174	$2.05 to $2.58	$236,100	0.69%	0.50% to 1.00%	25.43% to 26.05%
2016	98,437	1.63 to 2.05	188,301	0.93	0.50 to 1.00	0.81 to 1.31
2015	107,614	1.62 to 2.02	205,061	0.52	0.50 to 1.00	(3.50) to (3.02)
2014	116,069	1.68 to 2.08	229,442	0.98	0.50 to 1.00	6.11 to 6.65
2013	106,159	1.58 to 1.95	195,591	1.13	0.50 to 1.00	26.80 to 27.44

MFS® Growth Division
2017	835,618	1.12 to 2.70	2,414,793	0.12	0.25 to 0.75	12.11 to 30.43
2016	779,721	2.07 to 2.58	1,679,387	0.04	0.30 to 0.75	1.68 to 2.14
2015	844,171	2.04 to 2.52	1,782,359	0.16	0.30 to 0.75	6.76 to 7.24
2014	864,992	1.91 to 2.35	1,710,078	0.10	0.30 to 0.75	8.13 to 8.62
2013	923,600	1.76 to 2.17	1,690,641	0.23	0.30 to 0.75	35.83 to 36.44

MFS® Investors Trust Division
2017	253,190	2.97 to 3.67	857,046	0.73	0.25 to 1.00	22.12 to 23.04
2016	223,153	2.43 to 2.98	620,082	0.85	0.25 to 1.00	7.51 to 8.32
2015	228,537	2.26 to 2.75	590,412	0.91	0.25 to 1.00	(0.78) to (0.03)
2014	235,802	2.28 to 2.76	611,967	0.95	0.25 to 1.00	9.90 to 10.73
2013	244,595	2.08 to 2.49	574,996	1.01	0.25 to 1.00	30.74 to 31.72

MFS® New Discovery Division
2017	1,335,946	2.94 to 4.22	5,342,292	-	0.25 to 1.00	25.40 to 26.34
2016	1,531,613	2.34 to 3.34	4,871,802	-	0.25 to 1.00	7.97 to 8.78
2015	1,757,337	2.17 to 3.07	5,211,919	-	0.25 to 1.00	(2.86) to (2.13)
2014	2,013,904	2.23 to 3.14	6,214,867	-	0.25 to 1.00	(8.18) to (7.49)
2013	2,159,652	2.43 to 3.39	7,278,405	-	0.25 to 1.00	40.11 to 41.17

MFS® Research Division
2017	1,197,462	2.52 to 3.07	3,542,827	1.36	0.30 to 0.75	22.45 to 23.00
2016	1,223,807	2.06 to 2.50	2,944,485	0.79	0.30 to 0.75	7.93 to 8.41
2015	1,266,534	1.91 to 2.30	2,803,462	0.74	0.30 to 0.75	0.05 to 0.50
2014	1,275,659	1.91 to 2.29	2,813,981	0.80	0.30 to 0.75	9.38 to 9.87
2013	1,413,023	1.74 to 2.08	2,812,221	0.32	0.30 to 0.75	31.30 to 31.89

MML Aggressive Allocation Division
2017	964,047	1.08 to 1.72	2,340,168	1.06	0.25 to 0.75	8.35 to 17.89
2016	656,421	1.46 to 2.37	1,417,645	1.61	0.50 to 0.75	7.73 to 8.00
2015	502,025	1.35 to 2.19	997,688	2.09	0.50 to 0.75	(1.58) to (1.34)
2014	395,103	1.37 to 2.22	797,803	1.13	0.50 to 0.75	5.06 to 5.32
2013	275,389	1.31 to 2.11	529,428	1.31	0.50 to 0.75	26.44 to 26.75

MML Balanced Allocation Division
2017	658,420	1.05 to 1.46	1,165,476	1.99	0.25 to 0.75	4.99 to 10.65
2016	526,881	1.32 to 1.94	834,812	2.14	0.50 to 0.75	5.36 to 5.62
2015	507,071	1.25 to 1.84	765,595	2.71	0.50 to 0.75	(1.11) to (0.86)
2014	722,714	1.26 to 1.86	1,041,985	2.63	0.50 to 0.75	4.56 to 4.82
2013	270,017	1.21 to 1.77	426,773	2.44	0.50 to 0.75	13.63 to 13.92

MML Blend Division
2017	8,339,530	2.55 to 2.77	31,096,755	2.12	0.25 to 1.00	14.11 to 14.97
2016	9,055,194	2.23 to 2.41	29,068,771	2.14	0.25 to 1.00	8.33 to 9.15
2015	9,607,247	2.06 to 2.21	27,875,164	2.13	0.25 to 1.00	(0.92) to (0.17)
2014	10,175,074	2.08 to 2.21	29,791,083	2.07	0.25 to 1.00	9.88 to 10.71
2013	10,923,359	1.89 to 2.00	29,496,182	2.04	0.25 to 1.00	19.12 to 20.01

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Blue Chip Growth Division
2017	3,983,374	$1.77 to $2.80	$9,546,427	0.01%	0.25% to 1.00%	34.87% to 35.88%
2016	4,084,720	1.30 to 2.07	6,860,480	-	0.25 to 1.00	(0.09) to 0.66
2015	4,273,783	1.30 to 2.08	6,826,645	-	0.25 to 1.00	9.99 to 10.82
2014	4,575,439	1.17 to 1.89	6,627,835	-	0.25 to 1.00	8.04 to 8.85
2013	4,676,561	1.07 to 1.75	6,247,551	0.22	0.25 to 1.00	39.92 to 40.98

MML Conservative Allocation Division
2017	790,945	1.04 to 1.39	1,159,929	2.00	0.25 to 0.75	4.11 to 8.80
2016	505,476	1.28 to 1.85	708,861	2.41	0.50 to 0.75	4.99 to 5.26
2015	395,753	1.22 to 1.76	510,973	2.83	0.50 to 0.75	(1.12) to (0.88)
2014	371,391	1.23 to 1.78	480,942	3.21	0.50 to 0.75	4.34 to 4.60
2013	105,407	1.18 to 1.70	145,525	2.51	0.50 to 0.75	10.49 to 10.76

MML Core Allocation Division
2017	81,975	1.07 to 1.24	101,251	-	0.25 to 0.75	7.47 to 14.94
2016	-	1.07	-	-	0.75	8.97
2015	-	0.99	-	-	0.75	(1.39)

MML Dynamic Bond Division
2017	6,365	1.01 to 1.09	6,954	1.02	0.25 to 0.75	1.34 to 4.45
2016	-	1.05	-	-	0.75	4.94
2015	-	1.00	-	-	0.75	(0.31)

MML Equity Division
2017	24,327,205	2.37 to 2.49	88,570,445	1.82	0.25 to 1.00	14.64 to 15.50
2016	26,016,480	2.05 to 2.17	81,773,406	1.74	0.25 to 1.00	11.48 to 12.31
2015	28,312,661	1.82 to 1.95	78,392,024	2.07	0.25 to 1.00	(4.39) to (3.67)
2014	31,447,238	1.89 to 2.03	88,607,590	1.89	0.25 to 1.00	10.46 to 11.29
2013	34,299,445	1.70 to 1.84	89,227,360	1.89	0.25 to 1.00	31.95 to 32.94

MML Equity Income Division
2017	192,482	1.10 to 1.35	494,840	2.07	0.25 to 0.75	10.07 to 16.33
2016	135,984	2.29 to 2.33	314,739	2.12	0.50 to 0.70	17.86 to 18.09
2015	105,150	1.95 to 1.98	205,984	1.94	0.50 to 0.70	(7.53) to (7.35)
2014	87,872	2.11 to 2.13	185,944	1.74	0.50 to 0.70	6.79 to 7.01
2013	72,358	1.97 to 1.99	143,100	1.98	0.50 to 0.70	29.03 to 29.28

MML Equity Index Division (Class II)
2017	27,700,757	2.87 to 3.06	77,086,744	1.18	0.25 to 1.00	20.29 to 21.20
2016	29,623,801	2.38 to 2.52	66,482,551	1.87	0.25 to 1.00	10.51 to 11.34
2015	31,339,147	2.16 to 2.27	62,107,625	1.65	0.25 to 1.00	0.16 to 0.92
2014	35,250,762	2.15 to 2.25	69,226,923	1.55	0.25 to 1.00	12.22 to 13.07
2013	36,579,510	1.92 to 1.99	64,323,607	1.65	0.25 to 1.00	30.71 to 31.69

MML Focused Equity Division
2017	14,561	1.09 to 1.38	20,062	-	0.25 to 0.75	9.39 to 21.99
2016	-	1.13	-	-	0.75	17.96
2015	-	0.96	-	-	0.75	(4.26)

MML Foreign Division
2017	120,948	1.08 to 1.20	217,714	2.08	0.25 to 0.75	7.80 to 21.73
2016	100,342	1.50 to 1.53	151,333	1.98	0.50 to 0.70	0.73 to 0.94
2015	91,302	1.49 to 1.52	136,743	2.92	0.50 to 0.70	(4.84) to (4.65)
2014	71,520	1.57 to 1.59	112,532	2.35	0.50 to 0.70	(7.62) to (7.43)
2013	54,443	1.70 to 1.72	92,715	1.95	0.50 to 0.70	19.96 to 20.20

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Fundamental Growth Division
2017	42,392	$1.13 to $1.31	$55,477	-%	0.25% to 0.75%	12.67% to 27.67%
2016	-	1.03	-	-	0.75	3.73
2015	-	0.99	-	-	0.75	(1.18)

MML Fundamental Value Division
2017	94,380	1.09 to 1.27	119,815	-	0.25 to 0.75	8.75 to 15.10
2016	-	1.10	-	-	0.75	13.25

MML Global Division (Class II)
2017	100,947	1.30 to 2.89	248,284	1.06	0.50 to 0.75	23.68 to 24.30
2016	61,934	2.30 to 2.34	142,622	1.14	0.50 to 0.70	6.79 to 7.00
2015	47,430	2.15 to 2.18	102,154	1.19	0.50 to 0.70	(2.04) to (1.85)
2014	35,932	2.20 to 2.23	78,988	0.90	0.50 to 0.70	3.27 to 3.48
2013	29,060	2.13 to 2.15	61,856	1.18	0.50 to 0.70	27.44 to 27.70

MML Growth Division
2017	34,130	1.12 to 1.37	46,893	-	0.25 to 0.75	11.55 to 27.78
2016	-	1.08	-	-	0.75	9.00
2015	-	0.99	-	-	0.75	(1.36)

MML Growth & Income Division
2017	184,689	1.10 to 1.33	468,363	0.85	0.25 to 0.75	10.26 to 23.70
2016	103,011	2.37 to 2.41	245,567	1.09	0.50 to 0.70	8.02 to 8.23
2015	85,526	2.20 to 2.23	188,466	1.23	0.50 to 0.70	(0.21) to (0.01)
2014	71,640	2.20 to 2.23	158,172	1.20	0.50 to 0.70	10.41 to 10.63
2013	57,407	1.99 to 2.02	114,774	1.30	0.50 to 0.70	31.61 to 31.87

MML Growth Allocation Division
2017	1,224,155	1.07 to 1.62	2,944,300	1.47	0.25 to 0.75	7.18 to 15.21
2016	1,002,307	1.41 to 2.20	2,086,469	1.82	0.50 to 0.75	6.77 to 7.04
2015	842,927	1.32 to 2.05	1,607,208	2.30	0.50 to 0.75	(1.46) to (1.21)
2014	654,384	1.34 to 2.08	1,260,851	1.45	0.50 to 0.75	4.98 to 5.24
2013	219,906	1.27 to 1.98	404,273	1.78	0.50 to 0.75	21.72 to 22.03

MML High Yield Division
2017	65,377	1.02 to 1.22	79,573	2.08	0.25 to 0.75	1.82 to 8.22
2016	-	1.12	-	-	0.75	16.48
2015	-	0.97	-	-	0.75	(3.44)

MML Income & Growth Division
2017	153,975	1.10 to 1.35	342,383	1.63	0.25 to 0.75	10.45 to 17.43
2016	86,471	2.24 to 2.27	194,847	1.79	0.50 to 0.70	15.59 to 15.82
2015	78,986	1.94 to 1.96	154,018	1.93	0.50 to 0.70	(0.79) to (0.59)
2014	73,035	1.95 to 1.97	143,499	1.93	0.50 to 0.70	8.46 to 8.67
2013	83,373	1.80 to 1.82	151,087	1.77	0.50 to 0.70	23.75 to 23.99

MML Inflation-Protected and Income Division
2017	3,043,387	1.43 to 1.71	4,824,739	3.33	0.25 to 1.00	2.18 to 2.95
2016	3,068,133	1.40 to 1.66	4,744,436	2.41	0.25 to 1.00	4.17 to 4.95
2015	3,048,075	1.35 to 1.59	4,511,298	1.15	0.25 to 1.00	(2.49) to (1.75)
2014	3,165,287	1.38 to 1.61	4,806,773	2.77	0.25 to 1.00	2.42 to 3.19
2013	4,012,322	1.35 to 1.56	5,991,173	1.87	0.25 to 1.00	(9.59) to (8.91)

MML International Division
2017	18,152	1.12 to 1.31	23,838	-	0.25 to 0.75	11.79 to 31.65
2016	-	1.00	-	-	0.75	2.97
2015	-	0.97	-	-	0.75	(3.12)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML International Equity Division
2017	19,211	$1.13 to $1.35	$25,992	-%	0.25% to 0.75%	12.82% to 30.35%
2016	-	1.04	-	-	0.75	8.27
2015	-	0.96	-	-	0.75	(4.13)

MML Large Cap Growth Division
2017	47,444	1.13 to 1.32	62,512	0.02	0.25 to 0.75	13.44 to 33.51
2016	85	0.99	84	-	0.75	(0.38)
2015	-	0.99	-	-	0.75	(0.93)

MML Managed Bond Division
2017	14,780,416	1.62 to 2.44	35,244,134	3.18	0.25 to 1.00	3.66 to 4.43
2016	14,700,378	1.56 to 2.33	33,995,060	2.81	0.25 to 1.00	1.73 to 2.49
2015	16,141,060	1.54 to 2.28	36,332,390	2.80	0.25 to 1.00	(1.74) to (1.00)
2014	16,917,396	1.56 to 2.30	38,561,173	3.21	0.25 to 1.00	5.40 to 6.19
2013	17,856,010	1.48 to 2.16	38,464,642	3.09	0.25 to 1.00	(2.62) to (1.88)

MML Managed Volatility Division
2017	5,255,594	1.87 to 2.00	9,969,494	1.27	0.25 to 1.00	7.95 to 8.76
2016	5,632,424	1.74 to 1.84	9,604,162	1.76	0.25 to 1.00	2.66 to 3.43
2015	5,960,715	1.69 to 1.78	9,653,428	1.76	0.25 to 1.00	1.98 to 2.75
2014	6,294,828	1.66 to 1.73	9,977,943	0.70	0.25 to 1.00	3.36 to 4.14
2013	6,561,481	1.60 to 1.66	10,035,349	1.41	0.25 to 1.00	16.66 to 17.54

MML Mid Cap Growth Division
2017	315,393	1.10 to 1.32	951,777	0.03	0.25 to 0.75	9.88 to 24.81
2016	142,695	3.31 to 3.36	473,765	-	0.50 to 0.70	5.55 to 5.76
2015	126,669	3.13 to 3.18	398,738	-	0.50 to 0.70	6.04 to 6.25
2014	108,629	2.95 to 2.99	322,149	-	0.50 to 0.70	12.48 to 12.70
2013	80,406	2.63 to 2.65	211,733	0.29	0.50 to 0.70	35.73 to 36.01

MML Mid Cap Value Division
2017	209,403	1.07 to 1.33	600,267	1.38	0.25 to 0.75	6.64 to 11.70
2016	129,109	3.09 to 3.14	401,358	1.57	0.50 to 0.70	22.37 to 22.62
2015	107,789	2.53 to 2.56	273,637	1.89	0.50 to 0.70	(2.14) to (1.95)
2014	88,288	2.58 to 2.61	228,664	1.64	0.50 to 0.70	15.85 to 16.08
2013	66,530	2.23 to 2.25	148,462	1.87	0.50 to 0.70	29.52 to 29.78

MML Moderate Allocation Division
2017	578,705	1.06 to 1.52	1,148,828	1.82	0.25 to 0.75	5.88 to 12.48
2016	459,928	1.35 to 2.05	812,213	2.17	0.50 to 0.75	6.09 to 6.35
2015	383,238	1.28 to 1.93	618,622	2.21	0.50 to 0.75	(1.38) to (1.14)
2014	431,427	1.29 to 1.95	657,894	1.75	0.50 to 0.75	4.83 to 5.09
2013	302,700	1.23 to 1.85	436,789	1.76	0.50 to 0.75	16.69 to 16.98

MML Short-Duration Bond Division
2017	1,008	1.01 to 1.05	1,058	0.87	0.25 to 0.75	0.88 to 2.55
2016	-	1.02	-	-	0.75	2.80
2015	-	1.00	-	-	0.75	(0.41)

MML Small Cap Equity Division
2017	7,346,947	2.73 to 3.79	24,132,173	0.84	0.25 to 1.00	13.23 to 14.08
2016	7,714,232	2.41 to 3.32	22,563,331	1.07	0.25 to 1.00	17.04 to 17.92
2015	7,968,678	2.06 to 2.82	20,112,385	0.84	0.25 to 1.00	(6.57) to (5.87)
2014	8,374,949	2.21 to 2.99	22,593,235	0.97	0.25 to 1.00	11.04 to 11.88
2013	8,866,487	1.99 to 2.67	21,488,294	1.01	0.25 to 1.00	39.62 to 40.67

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Small Cap Growth Equity Division
2017	4,555,783	$3.12 to $3.45	$13,947,859	-%	0.25% to 1.00%	21.60% to 22.51%
2016	4,871,665	2.57 to 2.81	12,102,946	-	0.25 to 1.00	11.63 to 12.46
2015	4,950,423	2.30 to 2.50	10,980,301	-	0.25 to 1.00	(6.04) to (5.34)
2014	5,368,909	2.45 to 2.64	12,549,357	-	0.25 to 1.00	4.85 to 5.64
2013	5,542,577	2.33 to 2.50	12,366,285	-	0.25 to 1.00	47.04 to 48.14

MML Small Company Value Division
2017	13,074	1.08 to 1.40	18,263	-	0.25 to 0.75	8.48 to 11.69
2016	-	1.25	-	-	0.75	32.46
2015	-	0.94	-	-	0.75	(5.58)

MML Small/Mid Cap Value Division
2017	142,379	1.11 to 1.35	454,678	0.46	0.25 to 0.75	10.92 to 13.44
2016	95,069	3.17 to 3.22	302,935	0.56	0.50 to 0.70	24.23 to 24.47
2015	82,888	2.55 to 2.59	212,425	0.74	0.50 to 0.70	(6.19) to (6.00)
2014	73,979	2.72 to 2.75	201,895	0.65	0.50 to 0.70	8.68 to 8.90
2013	62,311	2.50 to 2.53	156,336	0.75	0.50 to 0.70	37.22 to 37.49

MML Strategic Emerging Markets Division
2017	140,823	0.90 to 1.13	127,444	0.08	0.25 to 0.75	13.19 to 33.03
2016	91,514	0.67 to 1.02	61,651	0.37	0.75	5.70 to 6.49
2015	91,582	0.64 to 0.96	58,372	0.93	0.75	(14.87)
2014	118,636	0.75	88,827	0.37	0.75	(6.11)
2013	83,475	0.80	66,571	-	0.75	(7.12)

MML Total Return Bond Division
2017	35,411	1.01 to 1.06	37,492	-	0.25 to 0.75	0.90 to 2.96
2016	-	1.03	-	-	0.75	2.53
2015	-	1.00	-	-	0.75	0.30

MML U.S. Government Money Market Division
2017	14,841,020	1.01 to 1.33	16,805,767	0.34	0.25 to 1.00	(0.64) to 0.11
2016	19,781,273	1.02 to 1.33	22,189,202	-	0.25 to 1.00	(0.89) to (0.24)
2015	17,437,970	1.03 to 1.33	20,566,171	-	0.25 to 1.00	(0.99) to (0.25)
2014	50,555,783	1.04 to 1.34	82,303,326	-	0.25 to 1.00	(1.00) to (0.25)
2013	52,373,766	1.05 to 1.34	85,328,083	-	0.25 to 1.00	(1.00) to (0.25)

Oppenheimer Capital Appreciation Division
2017	24,201,392	2.37 to 3.10	66,455,537	0.24	0.25 to 1.00	25.57 to 26.52
2016	27,159,946	1.89 to 2.45	56,569,215	0.41	0.25 to 1.00	(3.17) to (2.45)
2015	29,950,074	1.95 to 2.51	61,022,339	0.09	0.25 to 1.00	2.51 to 3.29
2014	31,652,130	1.90 to 2.43	62,496,492	0.44	0.25 to 1.00	14.26 to 15.12
2013	33,324,006	1.67 to 2.11	57,460,836	0.99	0.25 to 1.00	28.45 to 29.42

Oppenheimer Conservative Balanced Division
2017	946,045	2.04 to 3.24	1,931,192	1.96	0.30 to 0.75	8.44 to 8.93
2016	1,050,115	1.88 to 2.97	1,976,988	2.40	0.30 to 0.75	4.48 to 4.94
2015	1,123,138	1.80 to 2.83	2,024,012	2.27	0.30 to 0.75	0.08 to 0.53
2014	1,213,429	1.80 to 2.82	2,185,105	2.11	0.30 to 0.75	7.39 to 7.87
2013	1,227,409	1.68 to 2.61	2,058,247	2.34	0.30 to 0.75	12.32 to 12.83

Oppenheimer Discovery Mid Cap Growth Division
2017	17,931,904	2.61 to 2.80	52,221,659	0.03	0.25 to 1.00	27.51 to 28.47
2016	19,159,429	2.05 to 2.18	42,958,174	-	0.25 to 1.00	1.32 to 2.08
2015	20,265,281	2.02 to 2.13	43,680,241	-	0.25 to 1.00	5.55 to 6.34
2014	21,254,694	1.91 to 2.00	43,262,734	-	0.25 to 1.00	4.73 to 5.52
2013	22,123,738	1.83 to 1.90	42,931,488	0.01	0.25 to 1.00	34.63 to 35.64

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Global Division
2017	23,215,306	$3.20 to $5.36	$97,811,579	0.93%	0.25% to 1.00%	35.31% to 36.32%
2016	24,862,420	2.37 to 3.93	75,843,398	1.07	0.25 to 1.00	(0.91) to (0.17)
2015	26,446,265	2.39 to 3.94	80,296,406	1.30	0.25 to 1.00	2.91 to 3.68
2014	27,660,797	2.32 to 3.80	81,441,078	1.10	0.25 to 1.00	1.27 to 2.04
2013	29,194,743	2.29 to 3.72	84,615,167	1.37	0.25 to 1.00	26.04 to 26.99

Oppenheimer Global Multi-Alternatives Division
2017	77,068	1.00 to 1.02	78,943	-	0.25 to 0.75	(0.35) to 0.56
2016	5	1.02	5	-	0.75	3.71

Oppenheimer Global Strategic Income Division
2017	10,106,254	1.80 to 2.67	23,127,048	2.29	0.25 to 1.00	5.22 to 6.01
2016	10,096,940	1.71 to 2.52	22,381,947	4.98	0.25 to 1.00	5.48 to 6.27
2015	10,483,422	1.62 to 2.37	22,270,231	5.81	0.25 to 1.00	(3.23) to (2.50)
2014	11,224,597	1.68 to 2.43	24,773,685	4.29	0.25 to 1.00	1.82 to 2.58
2013	11,537,922	1.65 to 2.37	24,952,498	5.03	0.25 to 1.00	(1.13) to (0.38)

Oppenheimer Government Money Division
2017	3,339,705	1.28 to 1.57	4,261,000	0.39	0.30 to 0.75	(0.36) to 0.09
2016	3,719,041	1.29 to 1.57	4,749,700	0.01	0.30 to 0.75	(0.73) to (0.29)
2015	3,704,182	1.30 to 1.57	4,762,070	0.01	0.30 to 0.75	(0.73) to (0.28)
2014	3,656,103	1.31 to 1.57	4,739,460	0.01	0.30 to 0.75	(0.74) to (0.28)
2013	3,359,495	1.32 to 1.58	4,414,066	0.01	0.30 to 0.75	(0.73) to (0.29)

Oppenheimer International Growth Division
2017	10,016,801	2.67 to 2.85	26,085,100	1.41	0.25 to 1.00	25.04 to 25.98
2016	10,295,874	2.12 to 2.28	20,887,222	1.11	0.25 to 1.00	(3.09) to (2.36)
2015	11,377,830	2.17 to 2.35	23,448,902	1.16	0.25 to 1.00	2.40 to 3.17
2014	11,606,568	2.10 to 2.29	23,424,232	1.17	0.25 to 1.00	(8.14) to (7.45)
2013	11,660,980	2.27 to 2.50	25,573,826	1.36	0.25 to 1.00	24.62 to 25.55

Oppenheimer Main Street Division
2017	10,843,354	2.35 to 2.70	28,819,972	1.25	0.25 to 1.00	15.75 to 16.62
2016	11,728,522	2.02 to 2.33	26,188,457	1.12	0.25 to 1.00	10.51 to 11.34
2015	12,730,130	1.81 to 2.11	24,598,773	0.92	0.25 to 1.00	2.30 to 3.07
2014	13,685,391	1.76 to 2.06	25,775,388	0.84	0.25 to 1.00	9.60 to 10.43
2013	14,473,103	1.59 to 1.88	24,807,564	1.10	0.25 to 1.00	30.46 to 31.44

Oppenheimer Main Street Small Cap Division
2017	645,443	5.03 to 5.41	3,285,140	0.80	0.30 to 0.75	13.31 to 13.82
2016	578,567	4.44 to 4.75	2,574,213	0.52	0.30 to 0.75	17.17 to 17.70
2015	642,202	3.79 to 4.04	2,440,544	0.87	0.30 to 0.75	(6.60) to (6.18)
2014	647,428	4.05 to 4.30	2,635,461	0.89	0.30 to 0.75	11.10 to 11.60
2013	739,046	3.65 to 3.85	2,719,527	0.90	0.30 to 0.75	39.96 to 40.59

Oppenheimer Total Return Bond Division
2017	9,223,957	1.10 to 1.57	12,418,342	2.36	0.25 to 1.00	3.55 to 4.32
2016	9,177,870	1.06 to 1.51	11,993,297	3.70	0.25 to 1.00	2.24 to 3.01
2015	8,618,628	1.04 to 1.46	11,085,356	3.99	0.25 to 1.00	(0.04) to 0.71
2014	8,514,955	1.04 to 1.45	10,928,721	5.20	0.25 to 1.00	6.20 to 7.00
2013	8,200,597	0.98 to 1.36	9,852,499	5.07	0.25 to 1.00	(1.09) to (0.35)

PIMCO CommodityRealReturn® Strategy Division
2017	222,679	0.87 to 1.09	195,201	10.79	0.25 to 0.70	1.34 to 9.02
2016	174,652	0.86 to 0.87	150,825	1.02	0.50 to 0.70	14.07 to 14.30
2015	146,111	0.75 to 0.76	110,541	3.83	0.50 to 0.70	(26.18) to (26.03)
2014	94,084	1.02 to 1.03	96,366	0.28	0.50 to 0.70	(19.19) to (19.03)
2013	59,232	1.26 to 1.28	74,963	1.59	0.50 to 0.70	(15.31) to (15.14)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
T. Rowe Price Blue Chip Growth Division
2017	3,646,665	$3.52 to $4.45	$14,954,650	-%	0.25% to 1.00%	34.82% to 35.83%
2016	3,754,474	2.61 to 3.27	11,414,335	-	0.25 to 1.00	(0.22) to 0.53
2015	3,087,025	2.62 to 3.26	9,406,099	-	0.25 to 1.00	9.95 to 10.77
2014	3,222,359	2.38 to 2.94	8,902,658	-	0.25 to 1.00	8.08 to 8.89
2013	3,394,808	2.20 to 2.70	8,652,633	0.03	0.25 to 1.00	39.75 to 40.80

T. Rowe Price Equity Income Division
2017	5,623,353	2.64 to 3.35	17,339,953	1.75	0.25 to 1.00	14.87 to 15.73
2016	6,258,863	2.30 to 2.89	16,787,672	2.28	0.25 to 1.00	17.99 to 18.87
2015	7,135,816	1.95 to 2.43	16,298,368	1.82	0.25 to 1.00	(7.78) to (7.09)
2014	7,366,231	2.12 to 2.62	18,196,715	1.75	0.25 to 1.00	6.31 to 7.11
2013	7,432,560	1.99 to 2.45	17,217,992	1.55	0.25 to 1.00	28.43 to 29.40

T. Rowe Price Limited-Term Bond Division
2017	1,047	1.00 to 1.62	1,695	1.45	0.25 to 0.60	0.21 to 0.45
2016	1,178	1.61	1,899	1.35	0.60	0.76
2015	1,321	1.60	2,113	1.13	0.60	(0.29)
2014	1,448	1.60	2,323	1.31	0.60	0.04
2013	4,694	1.60	7,527	1.54	0.60	(0.47)

T. Rowe Price Mid-Cap Growth Division
2017	10,999,651	4.25 to 6.75	56,582,781	-	0.25 to 1.00	23.54 to 24.46
2016	12,268,733	3.44 to 5.42	50,472,128	-	0.25 to 1.00	5.20 to 5.99
2015	13,242,525	3.27 to 5.12	51,112,401	-	0.25 to 1.00	5.50 to 6.30
2014	14,050,895	3.10 to 4.81	51,176,782	-	0.25 to 1.00	11.99 to 12.83
2013	15,301,910	2.76 to 4.27	49,645,211	-	0.25 to 1.00	35.33 to 36.35

T. Rowe Price New America Growth Division
2017	1,148,513	2.79 to 3.54	3,311,867	0.10	0.30 to 0.75	33.43 to 34.03
2016	1,228,656	2.09 to 2.64	2,652,149	0.04	0.30 to 0.75	0.55 to 1.00
2015	1,311,385	2.08 to 2.61	2,810,404	-	0.30 to 0.75	7.79 to 8.27
2014	1,381,822	1.93 to 2.42	2,754,241	-	0.30 to 0.75	8.52 to 9.01
2013	1,435,611	1.78 to 2.22	2,638,042	-	0.30 to 0.75	36.98 to 37.60

Templeton Foreign VIP Division
2017	6,107,253	1.95 to 2.03	11,957,352	2.60	0.25 to 1.00	15.53 to 16.40
2016	6,626,209	1.68 to 1.76	11,052,281	1.93	0.25 to 1.00	6.11 to 6.91
2015	7,030,422	1.57 to 1.66	10,600,246	3.22	0.25 to 1.00	(7.42) to (6.73)
2014	7,298,569	1.68 to 1.79	11,866,293	1.87	0.25 to 1.00	(12.02) to (11.35)
2013	7,354,962	1.90 to 2.04	13,555,490	2.36	0.25 to 1.00	21.75 to 22.66

VY® Clarion Global Real Estate Division
2017	138,798	2.11 to 2.15	295,310	3.54	0.50 to 0.70	9.73 to 9.95
2016	115,189	1.92 to 1.95	222,918	1.12	0.50 to 0.70	(0.08) to 0.12
2015	98,353	1.92 to 1.95	190,067	2.92	0.50 to 0.70	(1.95) to (1.75)
2014	74,041	1.96 to 1.99	145,677	1.13	0.50 to 0.70	13.06 to 13.29
2013	57,741	1.73 to 1.75	100,382	5.59	0.50 to 0.70	2.99 to 3.19

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$0 - $12 per month per policy
This charge is assessed through the redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.15% - 1.00% of the policy’s average daily net assets held in the Separate Account.
This charge is assessed through a reduction in unit values.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.

Face Amount	$0.00 - $1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.

Rider Charges:
The rider charges do not apply to all segments within the Separate Account. These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.025 - $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

D. Disability Benefit

$0.00 to $0.28 per $1 of monthly deductions

$0.00 to $0.04 per $1 of specified benefit amount

$0.00 to $0.32 per $100 of specified benefit amount

$0.009 to $0.149 per $1 of specified premium

$0.00 to $0.09783 per $1,000 of insurance risk

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk $0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.02 to $5.90 per $1,000 of amount at risk

O. Children’s Level Term Insurance Rider	$4.50 per month

P. Spouse Level Term Insurance Rider	$0.06 - $0.78 per $1,000 of rider coverage

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 5, 2018, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2017 and 2016 and

for the years ended December 31, 2017, 2016 and 2015

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2017 and 2016, and the related statutory statements of operations, changes in surplus, and cash flows for the three-year period ended December 31, 2017, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

See notes to statutory financial statements

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the three-year period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the three-year period ended December 31, 2017, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

/s/ KPMG LLP

February 16, 2018

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2017	2016

	(In Millions)
Assets:
Bonds	$90,435	$83,821
Preferred stocks	768	465
Common stocks – subsidiaries and affiliates	14,424	14,244
Common stocks – unaffiliated	1,212	1,120
Mortgage loans	22,580	20,961
Policy loans	13,327	12,461
Real estate	857	977
Partnerships and limited liability companies	7,678	7,187
Derivatives	8,857	9,763
Cash, cash equivalents and short-term investments	3,580	3,726
Other invested assets	203	161

Total invested assets	163,921	154,886
Investment income due and accrued	2,199	1,914
Federal income taxes	544	44
Deferred income taxes	761	1,606
Other than invested assets	3,476	3,016

Total assets excluding separate accounts	170,901	161,466
Separate account assets	69,162	62,204

Total assets	$240,063	$223,670

Liabilities and Surplus:
Policyholders’ reserves	$115,764	$112,186
Liabilities for deposit-type contracts	13,014	11,574
Contract claims and other benefits	513	402
Policyholders’ dividends	1,601	1,609
General expenses due or accrued	1,074	1,121
Asset valuation reserve	3,207	3,178
Repurchase agreements	4,204	4,729
Commercial paper	250	250
Collateral	2,661	2,839
Derivatives	5,979	6,014
Funds held under coinsurance	4,001	-
Other liabilities	2,928	2,150

Total liabilities excluding separate accounts	155,196	146,052
Separate account liabilities	69,162	62,195

Total liabilities	224,358	208,247
Surplus	15,705	15,423

Total liabilities and surplus	$240,063	$223,670

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2017	2016	2015

	(In Millions)
Revenue:
Premium income	$17,486	$21,432	$21,543
Net investment income	6,542	6,334	6,387
Fees and other income	1,425	1,283	797

Total revenue	25,453	29,049	28,727

Benefits and expenses:
Policyholders’ benefits	20,019	18,312	16,300
Change in policyholders’ reserves	740	7,387	8,592
Change in group annuity reserves assumed	(887)	(1,510)	(942)
General insurance expenses	2,604	2,251	1,793
Commissions	1,009	938	869
State taxes, licenses and fees	245	237	187

Total benefits and expenses	23,730	27,615	26,799

Net gain from operations before dividends and federal income taxes	1,723	1,434	1,928
Dividends to policyholders	1,569	1,566	1,728

Net gain (loss) from operations before federal income taxes	154	(132)	200
Federal income tax benefit	(320)	(326)	(153)

Net gain from operations	474	194	353
Net realized capital (losses) gains	(422)	(208)	59

Net income (loss)	$52	$(14)	$412

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2017	2016	2015

	(In Millions)
Surplus, beginning of year	$15,423	$14,983	$14,231

Increase (decrease) due to:
Net income (loss)	52	(14)	412
Change in net unrealized capital gains (losses), net of tax	368	1,105	195
Change in net unrealized foreign exchange capital gains (losses), net of tax	721	(441)	(226)
Change in other net deferred income taxes	(1,084)	247	231
Change in nonadmitted assets	124	(326)	(16)
Change in asset valuation reserve	(29)	(361)	(197)
Change in surplus notes	36	-	491
Cumulative effect of accounting changes	-	-	3
Prior period adjustments	45	34	9
Change in minimum pension liability	61	6	(150)
Other	(12)	190	-

Net increase	282	440	752

Surplus, end of period	$15,705	$15,423	$14,983

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2017	2016	2015

	(In Millions)
Cash from operations:
Premium and other income collected	$22,194	$21,685	$20,842
Net investment income	6,542	6,394	6,213
Benefit payments	(19,718)	(17,832)	(16,261)
Net transfers from separate accounts	3,510	2,282	770
Net receipts from group annuity reserves assumed	887	1,510	942
Commissions and other expenses	(3,523)	(3,355)	(2,907)
Dividends paid to policyholders	(1,577)	(1,698)	(1,565)
Federal and foreign income taxes (paid) recovered	(3)	353	(234)

Net cash from operations	8,312	9,339	7,800

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	19,838	14,660	12,496
Preferred and common stocks – unaffiliated	516	577	444
Common stocks – affiliated	346	75	767
Mortgage loans	3,062	3,847	2,575
Real estate	226	59	110
Partnerships and limited liability companies	1,972	908	2,560
Derivatives	54	545	278
Other	(273)	(122)	(114)

Total investment proceeds	25,741	20,549	19,116

Cost of investments acquired:
Bonds	(24,910)	(21,393)	(15,012)
Preferred and common stocks – unaffiliated	(887)	(379)	(576)
Common stocks – affiliated	(230)	(1,499)	(539)
Mortgage loans	(4,543)	(3,505)	(5,296)
Real estate	(267)	(201)	(283)
Partnerships and limited liability companies	(1,851)	(1,568)	(3,443)
Derivatives	(598)	(627)	(438)
Other	(89)	115	409

Total investments acquired	(33,375)	(29,057)	(25,178)
Net increase in policy loans	(867)	(648)	(658)

Net cash from investing activities	(8,501)	(9,156)	(6,720)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts	1,360	755	831
Cash provided by surplus note issuance	36	-	491
Change in repurchase agreements	(525)	(401)	472
Change in collateral	(180)	712	726
Corporate-owned life insurance purchased	-	-	(1,937)
Other cash used	(648)	(572)	(494)

Net cash from financing and miscellaneous sources	43	494	89

Net change in cash, cash equivalents and short-term investments	(146)	677	1,169
Cash, cash equivalents and short-term investments:
Beginning of year	3,726	3,049	1,880

End of year	$3,580	$3,726	$3,049

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

Massachusetts Mutual Life Insurance Company (the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts (GICs) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), Direct to Consumer (DTC), Institutional Solutions (IS) and Workplace Solutions (WS) distribution channels.

MMFA is a sales force that includes financial advisors that operate in the U.S. MMFA sells individual life, individual annuities and disability insurance. The Company’s DTC distribution channel sells individual life and supplemental health insurance primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s IS distribution channel sells group annuities, group life and GICs primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s WS distribution channel sells group life insurance and annuity products as well as individual life insurance, critical illness and long term care (LTC) products distributed through investment advisors.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting practices and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) interest rate and credit default swaps associated with replicated asset transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value; (d) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (e) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation; (f) certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (g) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation; (h) assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment experience to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company; (i) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances; (j) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method (CRVM), Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest; (k) liabilities for policyholder reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts due from reinsurers for the amounts ceded; (l) an asset valuation reserve (AVR) is reported as a

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and LLCs and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve; (m) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (n) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (o) the overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset; (p) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (q) payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (r) certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; and (s) Statutory Statements of Changes in Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in asset valuation reserve, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates and assumptions include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

b.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Certain fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

c.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Common stocks – subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company, MML Bay State Life Insurance Company, MassMutual Holding LLC (MMHLLC) and MassMutual International LLC (MMI), are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC and MMI at its underlying U.S. GAAP equity value adjusted to remove certain nonadmitted and intangible assets. MMHLLC’s value is also adjusted by a portion of its noncontrolling interests (NCI) after consideration of MMHLLC’s fair value and the Company’s capital levels. The Division has affirmed the statutory recognition of the Company’s application of the NCI guidelines in MMHLLC’s statutory carrying value. However, the Company has limited this recognition to $2,703 million as of December 31, 2017 and $2,675 million as of December 31, 2016. Operating results, less dividends declared, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividends declared from MMHLLC are recorded in net investment income when declared and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

Refer to Note 5c. “Common stocks – subsidiaries and affiliates” for further information on the valuation of MMHLLC and MMI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Common stocks – unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

f.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2017 and 2016. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan to the extent it does not exceed the cash surrender value of the underlying contract.

h.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

j.	Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated assets are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

k.	Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds, money market mutual funds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

l.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

m.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital gains (losses) if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

n.	Other than invested assets

Other than invested assets primarily includes the Company’s investment in corporate-owned life insurance, deferred and uncollected life insurance premium, receivable from subsidiaries and affiliates, reinsurance recoverable, fixed assets and other receivables.

o.	Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the underlying assets are sold. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

p.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, intangibles, certain electronic data processing (EDP) equipment, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, furniture and equipment, certain other receivables and uncollected premium greater than 90 days past due. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Surplus.

q.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, benefits to policyholders (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue. Commissions and expense allowances on Retirement Plan Group reinsurance assumed and Modco reserve adjustments on reinsurance assumed are recorded as an expense.

r.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or CRVM bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s morbidity experience.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Certain individual variable annuity products have a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed minimum withdrawal benefits (GMWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves in the Statutory Statements of Financial Position and the related changes in these liabilities are included in change in policyholders’ reserves in the Statutory Statement of Operations.

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock or bond markets causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the amount of the GMDBs in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum contract value at the end of the product’s guarantee period. If the contract value is below that guarantee at the end of the period, the contract value is increased to the guaranteed minimum account benefit value and the contract continues from that point. Options for the guarantee period are 10, 12, 20 and 26 years. These options are only available upon contract issue.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

GMIBs provide the annuity contract holder with a guaranteed minimum amount when the contract is annuitized. The GMIBs would be beneficial to the contract holder if the contract holder’s contract value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIBs generally anticipate payout between ages 60 and 90. The Company issued GMIB Basic from 2002 to 2007.

GMIB Plus replaced GMIB Basic and was issued from 2007 to 2009. GMIB Plus includes a product version, which provides a minimum floor amount that can be applied to an annuity option. The GMIB Plus value is equal to the initial purchase amount increased by a compound annual interest rate. If a contract owner takes a withdrawal, the GMIB Plus value is recalculated by making an adjustment for withdrawals. There are two types of adjustments for withdrawals: (1) Dollar for dollar adjustment – during each contract year, the GMIB Plus value will be lower for each dollar that is withdrawn up to and equal to the current contract year interest credited on the GMIB Plus value; (2) Pro-rata adjustment – during each contract year, for any amount withdrawn that exceeds the current contract year interest credited on the GMIB Plus value, the GMIB Plus value will be further reduced by a pro-rata adjustment. Such a withdrawal will negatively impact the GMIB Plus value. GMIB Plus cannot be annuitized within ten years of contract issuance as the rider can only be exercised after a ten year waiting period has elapsed. This guarantee was only available upon contract issuance.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions are used for mortality, expenses and commissions, investment management fees, taxes and policyholder behavior including lapses, partial withdrawals, annuitization and additional premium. These assumptions are consistent with those used for asset adequacy testing and are based on Company experience. Stochastic reserves are driven by the degree that the variable annuity benefits are “in the money” at projected interest rates and equity market levels, expenses, discount rates, net derivative values, and policyholder behavior.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

LTC policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

LTC claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and LTC claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. LTC unpaid claim liabilities are projected using policy specific daily benefit amounts and aggregate utilization factors. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

s.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

t.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 56% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2017 and 54% as of December 31, 2016.

u.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

v.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Surplus.

w.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

x.	Commercial paper

The Company issues commercial paper (CP) in the form of unsecured notes. Interest on CP is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of CP, the carrying value approximates fair value.

y.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

z.	Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, liability for employee benefits, pending security settlements, unearned income and remittances and items not allocated.

aa.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and LTC premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

bb.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and LLCs, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Surplus.

3.	New accounting standards

Adoption of new accounting standards

In April 2016, the NAIC adopted modifications to the Statements of Statutory Accounting Principles (SSAP) No. 41R, Surplus Notes, which were effective January 1, 2017. These modifications required that the surplus notes with a designation equivalent to NAIC 3 through 6 be reported at the lesser of amortized cost or fair value. Prior to 2017, these surplus notes are reported at amortized cost. The modifications also incorporate guidance to clarify when surplus notes shall be nonadmitted, an unrealized loss should be recognized, and an OTTI assessment should be performed. These modifications did not have an impact on the Company’s financial statements.

In June 2016, the NAIC adopted modifications to SSAP No. 26R, Bonds and SSAP No. 43R, Loan-backed and Structured Securities, which were effective January 1, 2017 and should be prospectively applied. These modifications clarified that the amount of prepayment penalties or acceleration fees reported as investment income should equal the total proceeds received less the par value of the investment; and any difference between the carrying value and the par value at the time of disposal will be reported as realized capital gains and losses. These modifications also added specific disclosures related to securities sold, redeemed or otherwise disposed of as a result of a callable feature. These modifications did not have a significant impact on the Company’s financial statements.

In June 2016, the NAIC adopted substantive revisions to SSAP No. 51R, Life Contracts, to incorporate references to the Valuation Manual (VM) and to facilitate the implementation of principles-based reserving (PBR), which were effective on January 1, 2017. The adoption of PBR only applies to new life insurance policies issued after January 1, 2017, however the Company plans to adopt these revisions to SSAP No. 51 using the 3-year phased in approach by no later than January 1, 2020. The Company currently uses formulas and assumptions to determine reserves as prescribed by state laws and regulations. Under PBR, the Company will be required to hold the higher of (a) the reserve using prescribed factors and (b) the PBR reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The Company is currently assessing the impact of these modifications on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In August 2016, the NAIC adopted modifications to SSAP No. 51R, Life Contracts, which were effective January 1, 2017. These modifications clarified that annual assumption changes from reserving methods used in PBR would not qualify as a change in valuation basis. Changes in valuation basis are recorded directly to surplus instead of through income. These modifications were made to accommodate PBR which became effective January 1, 2017. These modifications are not expected to have an impact on the Company’s financial statements.

In December 2016, the NAIC adopted modifications to SSAP No. 35R, Guaranty Fund and Other Assessments, which became effective March 16, 2017. The modification allows insurers to consider expected renewals of short-term health contracts in determining the assets recognized from accrued guaranty fund liability assessments from insolvencies of entities that write long-term care. Also, in August 2017, the NAIC made an additional modification to SSAP No. 35R to require discounting guaranty fund assessments and the related recoverable tax credit in excess of one year to payment or recovery at the whole life discount rate in effect as of the reporting date. The Company has adopted these modifications, which did not have a significant impact on its financial statements.

In April 2017, the NAIC adopted modifications to SSAP No. 26R, Bonds, which is effective December 31, 2017. These modifications are part of an ongoing investment classification project. These modifications (a) provide a definition of a security, (b) update the description of bonds included in scope of the guidance, (c) require fair value accounting for certain SVO identified investments, such as bond exchange traded funds, unless a systematic value has been elected, and (d) clarify the scope of the standard to specifically include bank loans acquired through organization, participation, syndication or assignment. The adoption of these modifications did not have an impact on the Company’s financial statements in 2017.

In June 2017, the NAIC adopted modifications to SSAP No. 30, Unaffiliated Common Stock, SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities as they relate to ASU 2016-07, Simplifying the Transition to the Equity Method of Accounting which were effective January 1, 2017. These modifications included the definition of control and provided guidance as to when an investment qualified (or no longer qualifies) for the equity method of accounting. These modifications further specified that when the level of investment in a subsidiary, controlled or affiliated (SCA) entity fell below the level of control, defined as the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the investee in SSAP No. 97, the reporting entity should discontinue the use of the equity method of accounting. When an entity becomes qualified to use the equity method of accounting, the entity should add the cost of acquiring the additional interest in the investee to the current basis of the previously held interest and apply the equity method of accounting, prospectively. The Company has adopted these modifications.

In June 2017, the NAIC adopted modifications to SSAP No. 37, Mortgage Loans, which became effective June 8, 2017. These modifications clarify that a reporting entity providing a mortgage loan as a “participant in a mortgage loan agreement”, should consider the mortgage loan in the scope of SSAP No. 37. Specifically, in addition to mortgage loans directly originated, a mortgage loan also includes mortgages acquired through assignment, syndication or participation. These modifications also clarify the impairment assessment and incorporate new disclosures for these types of mortgage loans to identify mortgage loans in which the insurer is a participant or co-lender. These modifications did not have a financial impact on the Company. The Company has added the additional disclosures to the Company’s financial statements.

Future adoption of new accounting standards

In January 2017, the NAIC adopted modifications to SSAP No. 86, Derivatives, which will be effective January 1, 2018. The modifications maintain gross reporting of derivative variation margin as a separate unit of account, rather than characterizing as legal settlement with mark-to-market changes recorded in surplus. Regarding exchange traded futures, these modifications further clarify that variation margin and mark-to-market changes should be recorded in the same manner as all other derivative instruments. The Company will record mark-to-market gains and losses from exchange traded futures as unrealized gains or losses instead of realized gains or losses and gross up the derivatives and collateral line items on its financial statements. The modifications will not impact total surplus and the Company anticipates an immaterial impact on its financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In April 2017, the NAIC adopted modifications to SSAP No. 69, Statement of Cash Flow: Classification of Certain Cash Receipts and Cash Payments, to adopt ASU No. 2016-15, Classification of Certain Cash Receipts and Cash Payments, in its entirety, which will be effective January 1, 2018 on a retrospective basis. In June 2017, the NAIC adopted additional modifications to SSAP No. 69 to incorporate portions of ASU No. 2016-18, Restricted Cash, which will be effective December 31, 2019 with early adoption permitted. The initial modifications address the classification and disclosure of certain items within the statements of cash flows. Upon adoption, proceeds from the settlement of corporate owned life insurance policies owned by the Company will be classified as investing activities instead of operating activities. Additionally, the Company will apply the nature of distribution approach to SCA equity method investments and the cumulative earnings approach to all other equity method investments in determining whether distributions received from equity method investees are returns on investment, recorded as operating activities, or returns of investment, recorded as investing activities. Effective January 1, 2018, the Company will early adopt on a retrospective basis, the second modification that adds restricted cash, cash equivalents and short-term investments to the existing statutory disclosure requirements in SSAP No.1, Accounting Policies, Risks & Uncertainties, and Other Disclosures. Although the adoption of these modifications will require reclassification between investing and operating cash flows, they will not have a material impact on the Company’s financial statements.

In November 2017, the NAIC adopted modifications to SSAP No. 100R, Fair Value, allowing NAV per share as a practical expedient to fair value, either when specifically named in a SSAP or when the investee qualifies as an investment company, which will be effective January 1, 2018. These modifications adopt, with modification, applicable U.S. GAAP, allowing greater consistency with FASB’s allowable use of NAV. These modifications also include the U.S. GAAP requirement to report instruments measured at NAV as a practical expedient outside of the fair value hierarchy disclosure as a separate item, along with a description of the terms and conditions of redemption features, amounts of unfunded commitments, restrictions to sell, and various other items. Previously, statutory guidance only allowed NAV as a practical expedient for money market mutual funds and SVO-identified bond exchange traded funds. As a result of these modifications, the NAIC issued SSAP No. 100R, Fair Value. The adoption of these modifications is not expected to have a significant impact on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2017

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$7,149	$7,697	$-	$7,696	$1
All other governments	1,181	1,269	-	1,200	69
States, territories and possessions	596	651	-	651	-
Political subdivisions	532	576	-	576	-
Special revenue	5,814	6,518	-	6,507	11
Industrial and miscellaneous	68,140	71,342	-	41,333	30,009
Parent, subsidiaries and affiliates	7,023	7,133	-	1,075	6,058
Preferred stocks	768	786	36	-	750
Common stocks - subsidiaries and affiliates	454	454	344	-	110
Common stocks - unaffiliated	1,212	1,212	901	-	311
Mortgage loans - commercial	20,777	21,301	-	-	21,301
Mortgage loans - residential	1,803	1,760	-	-	1,760
Derivatives:
Interest rate swaps	7,684	8,269	-	8,269	-
Options	745	745	-	745	-
Currency swaps	386	386	-	385	1
Forward contracts	13	22	-	22	-
Credit default swaps	29	36	-	36	-
Cash, cash equivalents and short-term investments	3,580	3,580	218	3,362	-
Separate account assets	69,162	69,162	46,006	22,447	709
Financial liabilities:
Guaranteed interest contracts	8,834	8,549	-	-	8,549
Group annuity contracts and other deposits	18,132	18,505	-	-	18,505
Individual annuity contracts	6,570	8,009	-	-	8,009
Supplementary contracts	1,167	1,168	-	-	1,168
Repurchase agreements	4,204	4,204	-	4,204	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	5,314	5,372	-	5,372	-
Options	7	7	-	7	-
Currency swaps	569	569	-	561	8
Forward contracts	88	88	-	88	-
Credit default swaps	1	1	-	1	-

Common stocks – subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $13,970 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$6,819	$7,327	$-	$7,323	$4
All other governments	924	934	-	863	71
States, territories and possessions	676	723	-	723	-
Political subdivisions	483	514	-	514	-
Special revenue	5,605	6,167	-	6,134	33
Industrial and miscellaneous	62,806	64,478	-	39,231	25,247
Parent, subsidiaries and affiliates	6,508	6,604	-	615	5,989
Preferred stocks	465	482	1	30	451
Common stocks - subsidiaries and affiliates	573	573	487	23	63
Common stocks - unaffiliated	1,120	1,120	582	349	189
Mortgage loans - commercial	19,193	19,660	-	-	19,660
Mortgage loans - residential	1,768	1,728	-	-	1,728
Derivatives:
Interest rate swaps	8,084	8,633	-	8,633	-
Options	653	653	-	653	-
Currency swaps	937	937	-	937	-
Forward contracts	51	51	-	51	-
Credit default swaps	38	40	-	40	-
Cash, cash equivalents and short-term investments	3,726	3,726	(95)	3,821	-
Separate account assets	62,204	62,204	39,641	21,825	738
Financial liabilities:
Guaranteed interest contracts	7,086	7,028	-	-	7,028
Group annuity contracts and other deposits	19,097	19,661	-	-	19,661
Individual annuity contracts	6,715	8,272	-	-	8,272
Supplementary contracts	1,152	1,153	-	-	1,153
Repurchase agreements	4,729	4,729	-	4,729	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	5,915	5,960	-	5,960	-
Options	6	6	-	6	-
Currency swaps	36	36	-	36	-
Forward contracts	56	56	-	56	-
Credit default swaps	1	1	-	1	-

Common stocks – subsidiaries and affiliates do not include unconsolidated subsidiaries, which had a statutory carrying value of $13,671 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset-liability management analysis.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2017
	Level 1	Level 2	Level 3	Total

	(In Millions)
Financial assets:
Bonds:
Special revenue	$-	$6	$-	$6
Industrial and miscellaneous	-	11	55	66
Parent, subsidiaries and affiliates	-	18	61	79
Preferred stocks	3	-	2	5
Common stocks - subsidiaries and affiliates	344	-	110	454
Common stocks - unaffiliated	901	-	311	1,212
Derivatives:
Interest rate swaps	-	7,684	-	7,684
Options	-	745	-	745
Currency swaps	-	385	1	386
Forward contracts	-	13	-	13
Separate account assets	46,006	22,447	709	69,162

Total financial assets carried at fair value	$47,254	$31,309	$1,249	$79,812

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,314	$-	$5,314
Options	-	7	-	7
Currency swaps	-	561	8	569
Forward contracts	-	88	-	88

Total financial liabilities carried at fair value	$-	$5,970	$8	$5,978

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes and the level of market activity may result in a reclassification of certain financial assets or liabilities between fair value hierarchy classifications. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. For the period ended December 31, 2017, $298 million of unaffiliated common stock were transferred from Level 2 to Level 1.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2016
	Level 1	Level 2	Level 3	Total

	(In Millions)
Financial assets:
Bonds:
States, territories and possessions	$-	$8	$-	$8
Special revenue	-	1	-	1
Industrial and miscellaneous	-	3	57	60
Parent, subsidiaries and affiliates	-	58	52	110
Preferred stocks	-	-	3	3
Common stocks - subsidiaries and affiliates	487	23	63	573
Common stocks - unaffiliated	582	349	189	1,120
Derivatives:
Interest rate swaps	-	8,084	-	8,084
Options	-	653	-	653
Currency swaps	-	937	-	937
Forward contracts	-	51	-	51
Credit default swaps	-	4	-	4
Separate account assets	39,641	21,825	738	62,204

Total financial assets carried at fair value	$40,710	$31,996	$1,102	$73,808

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,915	$-	$5,915
Options	-	6	-	6
Currency swaps	-	36	-	36
Forward contracts	-	56	-	56
Credit default swaps	-	1	-	1

Total financial liabilities carried at fair value	$-	$6,014	$-	$6,014

For the year ended December 31, 2016, there were no significant transfers between Level 1 and Level 2.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets – These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit–related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

	Balance as of 1/1/17	Gains (Losses) in Net Income	Gains (Losses) in Surplus	Purchases	Issuances	Sales	Settlements	In	Transfers Out	Other	Balance as of 12/31/17

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$57	$1	$(4)	$-	$-	$-	$(4)	$-	$(8)	$13	$55
Parent, subsidiaries, and affiliates	52	-	9	-	-	-	-	-	-	-	61
Preferred stocks	3	-	-	1	-	-	-	-	-	(2)	2
Common stocks - subsidiaries and affiliates	63	-	13	-	46	-	(11)	-	-	(1)	110
Common stocks - unaffiliated	189	(6)	30	38	-	(8)	(3)	75	(6)	2	311
Derivatives:
Currency swaps	-	-	(5)	-	-	-	-	6	-	-	1
Separate account assets	738	55	-	72	-	(150)	(1)	-	(5)	-	709

Total financial assets	$1,102	$50	$43	$111	$46	$ (158)	$ (19)	$81	$ (19)	$12	$1,249

Financial liabilities
Derivatives:
Currency swaps	$-	$-	$4	$-	$-	$-	$-	$4	$-	$-	$8

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. The common stock unaffiliated assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs.

	Balance as of 1/1/16	Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements	In	Transfers Out	Other	Balance as of 12/31/16

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$22	$(12)	$(13)	$-	$4	$-	$(6)	$-	$-	$62	$57
Parent, subsidiaries, and affiliates	45	1	7	2	11	(3)	(20)	-	-	9	52
Preferred stocks	2	-	-	2	-	-	-	-	-	(1)	3
Common stocks - subsidiaries and affiliates	40	-	7	-	1	-	(1)	-	-	16	63
Common stocks - unaffiliated	180	(1)	(5)	12	1	(2)	(1)	-	-	5	189
Separate account assets	725	22	-	149	-	(153)	(10)	5	-	-	738

Total financial assets	$1,014	$10	$(4)	$165	$17	$ (158)	$ (38)	$5	$-	$91	$1,102

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. The separate account assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs.

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Industrial and miscellaneous bonds were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2017

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$7,149	$566	$18	$7,697
All other governments	1,181	93	5	1,269
States, territories and possessions	596	56	1	651
Political subdivisions	532	45	1	576
Special revenue	5,814	711	7	6,518
Industrial and miscellaneous	68,140	3,510	308	71,342
Parent, subsidiaries and affiliates	7,023	147	37	7,133

Total	$90,435	$5,128	$377	$95,186

The December 31, 2017 gross unrealized losses exclude $24 million of losses included in the carrying value. These losses include $22 million from NAIC Class 6 bonds and $2 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2016

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$6,819	$562	$54	$7,327
All other governments	924	37	27	934
States, territories and possessions	676	52	5	723
Political subdivisions	483	33	2	514
Special revenue	5,605	588	26	6,167
Industrial and miscellaneous	62,806	2,427	755	64,478
Parent, subsidiaries and affiliates	6,508	128	32	6,604

Total	$83,821	$3,827	$901	$86,747

The December 31, 2016 gross unrealized losses exclude $23 million of losses included in the carrying value. These losses include $19 million from NAIC Class 6 bonds and $4 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2017		2016

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/ Aa/ A	$48,770	54%	$47,693	57%
2	Baa	33,221	37	29,069	35
3	Ba	4,253	5	3,256	4
4	B	2,809	3	2,390	3
5	Caa and lower	995	1	1,049	1
6	In or near default	387	-	364	-

	Total	$90,435	100%	$83,821	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December 31,
	2017				2016

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)
1	$672	100%	$1,749	99%	$793	100%	$1,694	100%
2	-	-	6	-	-	-	-	-
3	-	-	3	-	-	-	-	-
5	-	-	-	-	-	-	6	-
6	-	-	26	1	-	-	5	-

	$672	100%	$1,784	100%	$793	100%	$1,705	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2017 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying Value	Fair Value

	(In Millions)
Due in one year or less	$1,762	$1,779
Due after one year through five years	21,922	22,471
Due after five years through ten years	25,079	25,984
Due after ten years	41,672	44,952

Total	$90,435	$95,186

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)
Proceeds from sales	$6,669	$6,097	$4,267
Gross realized capital gains from sales	114	132	216
Gross realized capital losses from sales	(153)	(248)	(74)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2017

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$857	$11	14	$194	$7	9
All other governments	39	1	11	73	3	15
States, territories and possessions	83	1	3	3	-	4
Political subdivisions	12	-	2	19	-	5
Special revenue	302	2	41	164	5	61
Industrial and miscellaneous	7,161	101	794	5,824	227	678
Parent, subsidiaries and affiliates	3,247	40	6	104	3	5

Total	$11,701	$156	871	$6,381	$245	777

The December 31, 2017 gross unrealized losses include $24 million of losses included in the carrying value. These losses include $22 million from NAIC Class 6 bonds and $2 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$757	$51	13	$87	$3	4
All other governments	451	24	47	20	1	8
States, territories and possessions	63	1	5	42	4	2
Political subdivisions	55	2	13	-	-	-
Special revenue	779	24	172	41	2	138
Industrial and miscellaneous	15,535	452	1,257	7,330	324	666
Parent, subsidiaries and affiliates	3,878	29	8	409	7	20

Total	$21,518	$583	1,515	$7,929	$341	838

The December 31, 2016 gross unrealized losses include $23 million of losses included in the carrying value. These losses include $19 million from NAIC Class 6 bonds and $4 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2017 and 2016, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2017, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $3,157 million. Securities in an unrealized loss position for less than 12 months had a fair value of $1,504 million and unrealized losses of $18 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $1,653 million and unrealized losses of $49 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2016, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $7,939 million. Securities in an unrealized loss position for less than 12 months had a fair value of $3,270 million and unrealized losses of $62 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $4,669 million and unrealized losses of $103 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2017 or 2016, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $9 million as of December 31, 2017 and 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2017, RMBS had a total carrying value of $1,452 million and a fair value of $1,620 million, of which approximately 21%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $566 million and a fair value of $687 million. As of December 31, 2016, RMBS had a total carrying value of $1,516 million and a fair value of $1,728 million, of which approximately 23%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $686 million and a fair value of $825 million.

During the year ended December 31, 2017, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2017, total leveraged loans and leveraged loan CDOs had a carrying value of $10,698 million and a fair value of $10,831 million, of which approximately 84%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2016, total leveraged loans and leveraged loan CDOs had a carrying value of $10,550 million and a fair value of $10,556 million, of which approximately 88%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $1,818 million and fair value of $1,835 million as of December 31, 2017 and a carrying value of $1,982 million and fair value of $2,000 million as of December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2017	2016

	(In Millions)

Carrying value	$768	$465
Gross unrealized gains	29	43
Gross unrealized losses	(11)	(26)

Fair value	$786	$482

As of December 31, 2017, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $545 million in fifteen issuers, $139 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2016, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $125 million in four issuers, all of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2017 or 2016.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $688 million as of December 31, 2017 and $304 million as of December 31, 2016.

c.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance (BOLI) policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2017	2016	2015

	(In Billions)

Total revenue	$0.7	$0.5	$0.8
Net income	0.1	0.1	0.1
Assets	13.3	13.0	13.3
Liabilities	11.7	11.5	11.9
Shareholder’s equity	1.6	1.5	1.4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MMHLLC is the parent of subsidiaries that include Oppenheimer Acquisition Corp. (OAC) and Barings LLC (Barings) and for 2015, includes investments in international life insurance operations in Japan and Hong Kong. These subsidiaries deal in markets that include retail and institutional asset management entities, registered broker dealers, and international life and annuity operations.

On October 1, 2016, MassMutual purchased MMI from MMHLLC for $3,904 million, which represented MMHLLC’s carrying value of MMI. MassMutual purchased MMI with cash and invested assets with a carrying value of $3,788 million, net of deferred tax, and deferred a $116 million gain on the transfer of these assets, as this transaction was considered a related party transaction. This purchase was part of MassMutual’s execution of its’ operating strategy and segregated its foreign insurance subsidiaries from its asset manager subsidiaries.

Summarized below is certain U.S. GAAP financial information for MMHLLC. MMI was included in this information for the years ended December 31, 2015 and for the nine month period ended September 30, 2016. As of October 1, 2016, MMI was no longer a MMHLLC subsidiary.

	As of and for the Years Ended December 31,
	2017	2016	2015

	(In Billions)

Total revenue	$4.7	$8.8	$8.7
Net income	0.8	1.6	0.8
Assets	17.1	16.7	50.1
Liabilities	6.6	6.1	40.4
Member’s equity	10.5	10.6	9.7

The MMHLLC statutory carrying value was $9,083 million as of December 31, 2017 and $8,870 million as of December 31, 2016. The current fair value of MMHLLC remains greater than its statutory carrying value.

The Company recorded dividends in net investment income from MMHLLC of $425 million through the year ended December 31, 2017, $430 million through the year ended December 31, 2016 and $500 million through the year ended December 31, 2015.

The Company contributed additional capital of $145 million to MMHLLC through the year ended December 31, 2017 and $889 million through the year ended December 31, 2016. The 2016 capital contributions included the transfer of nine investments with book value of $670 million from the Company to MMHLLC. The contribution of the nine investments was recorded at book value, and accordingly, there was no gain or loss recognized.

On July 1, 2016, the Company’s purchase of MSI Financial Services (MSIFS) was accounted for under the statutory purchase method, classified as investments in common stocks – subsidiaries and affiliates at a cost of $126 million, which included the recognition of statutory goodwill of $38 million. In March 2017, the Company contributed MSIFS to MMHLLC at carrying value of $115 million, which excluded the remaining unamortized statutory goodwill of $35 million. The remaining unamortized statutory goodwill was transferred from the Company’s carrying value of MSIFS to its carrying value of MMHLLC. MSIFS was subsequently merged with MMHLLC’s other broker dealer, MML Investor Services LLC.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably could give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

Summarized below is certain U.S. GAAP financial information for MMI. This information prior to October 1, 2016 was also included in the operations of MMHLLC:

	As of and for the Years Ended December 31,
	2017	2016	2015

	(In Billions)

Total revenue	$3.3	$4.8	$4.5
Net income	-	0.6	0.4
Assets	32.7	30.8	26.2
Liabilities	29.6	27.7	24.0
Member’s equity	3.1	3.1	2.2

The current fair value of MMI remains greater than its statutory carrying value.

In August 2017, MMI, a wholly-owned subsidiary of the Company, entered into an agreement to sell MassMutual Asia Limited (MM Asia), a wholly-owned Hong Kong based life insurance and wealth management subsidiary. The sale is expected to close in 2018, subject to regulatory approval and customary closing conditions. Under the terms of the agreement, MMI will receive consideration of approximately $1.7 billion in cash and stock, and MM Asia’s $182 million investment in MassMutual Life Insurance Company (MM Japan). The stock is from an entity that is expected to own 60% of MM Asia. On the transaction date, the agreement also requires MM Asia to have a Solvency Margin Ratio (SMR) at a certain level. This may require additional capital from MMI in order to meet this capital level. In the third quarter of 2017, MMI classified MM Asia as held for sale. Accordingly, the expected gain on disposal will be realized when the sale is finalized.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of $1,547 million as of December 31, 2017 was subject to dividend restrictions imposed by the State of Connecticut.

For further information on related party transactions with subsidiaries and affiliates, see Note 17. “Related party transactions”.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2017	2016

	(In Millions)

Adjusted cost basis	$1,030	$1,038
Gross unrealized gains	223	167
Gross unrealized losses	(42)	(85)

Carrying value	$1,212	$1,120

As of December 31, 2017, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $253 million in 172 issuers, $146 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2016, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $280 million in 153 issuers, $186 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2017 or 2016.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $275 million as of December 31, 2017 and $244 million as of December 31, 2016.

e.	Mortgage loans

Mortgage loans comprised commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender or a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2017 and 2016, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2017 or 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2017		2016

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$20,729	$21,253	$19,122	$19,588
Mezzanine loans	48	48	71	72

Total commercial mortgage loans	20,777	21,301	19,193	19,660

Residential mortgage loans:
FHA insured and VA guaranteed	1,799	1,756	1,763	1,723
Other residential loans	4	4	5	5

Total residential mortgage loans	1,803	1,760	1,768	1,728

Total mortgage loans	$22,580	$23,061	$20,961	$21,388

As of December 31, 2017, scheduled commercial mortgage loan maturities were as follows (in millions):

2018	$373
2019	921
2020	1,509
2021	1,655
2022	1,114
Thereafter	15,205

Commercial mortgage loans	20,777
Residential mortgage loans	1,803

Total	$22,580

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2017

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$11,498	$8,567	$468	$196	$-	$20,729
Mezzanine loans	-	-	48	-	-	48

Total commercial mortgage loans	11,498	8,567	516	196	-	20,777

Residential mortgage loans:
FHA insured and VA guaranteed	1,799	-	-	-	-	1,799
Other residential loans	4	-	-	-	-	4

Total residential mortgage loans	1,803	-	-	-	-	1,803

Total mortgage loans	$13,301	$8,567	$516	$196	$-	$22,580

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)
Commercial mortgage loans:
Primary lender	$10,632	$7,683	$647	$144	$16	$19,122
Mezzanine loans	-	17	54	-	-	71

Total commercial mortgage loans	10,632	7,700	701	144	16	19,193

Residential mortgage loans:
FHA insured and VA guaranteed	1,763	-	-	-	-	1,763
Other residential loans	5	-	-	-	-	5

Total residential mortgage loans	1,768	-	-	-	-	1,768

Total mortgage loans	$12,400	$7,700	$701	$144	$16	$20,961

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2017

	Less Than 81%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$6,409	$-	$-	$6,409	31%
Apartments	5,415	-	-	5,415	26
Industrial and other	3,619	-	-	3,619	18
Hotels	2,778	-	-	2,778	13
Retail	2,519	37	-	2,556	12

Total	$20,740	$37	$-	$20,777	100%

	December 31, 2016
	Less Than 81%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)
Office	$6,125	$-	$16	$6,141	32%
Apartments	5,045	-	-	5,045	26
Industrial and other	3,109	-	-	3,109	16
Hotels	2,597	-	-	2,597	14
Retail	2,274	27	-	2,301	12

Total	$19,150	$27	$16	$19,193	100%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 81.6% as of December 31, 2017 and 2016. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 61.3% as of December 31, 2017 and 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2017

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$4,917	49%
New York	2,161	49%
Illinois	1,953	49%
United Kingdom	1,554	48%
Texas	1,462	55%
Washington	1,329	47%
District of Columbia	1,235	55%
All other	6,166	52%

Total commercial mortgage loans	$20,777	50%

All other consists of 27 jurisdictions, with no individual exposure exceeding $1,047 million.

	December 31, 2016

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$4,977	51%
New York	2,088	49%
Illinois	2,074	50%
Texas	1,558	54%
Massachusetts	1,190	50%
United Kingdom	982	51%
Washington	957	46%
All other	5,367	53%

Total commercial mortgage loans	$19,193	51%

All other consists of 28 jurisdictions, with no individual exposure exceeding $837 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

December 31,
	2017			2016

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	3.1%	12.3%	4.2%	3.1%	12.3%	4.3%
Residential mortgage loans	2.8%	11.4%	4.7%	2.5%	11.4%	4.9%
Mezzanine mortgage loans	10.4%	12.0%	11.4%	9.6%	12.0%	10.9%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2017			2016
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgage loans	3.3%	9.8%	4.1%	3.2%	6.0%	3.8%
Residential mortgage loans	3.6%	4.6%	4.2%	4.1%	4.4%	4.2%
Mezzanine mortgage loans	-%	-%	-%	9.6%	9.6%	9.6%

As of December 31, 2017, the Company had no impaired mortgage loans with or without a valuation allowance, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction.

	December 31, 2016
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$16	$17	$23	$(3)	$1

With no allowance recorded:
Commercial mortgage loans:
Primary lender	6	9	13	-	-
Total impaired commercial mortgage loans	$22	$26	$36	$(3)	$1

The Company did not hold any impaired mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction as of December 31, 2016.

	December 31, 2015
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$28	$31	$33	$-	$2

The Company did not hold any impaired mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction as of December 31, 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the valuation allowance recorded for the Company’s commercial mortgage loans:

	Years Ended December 31,
	2017	2016	2015
	Primary Lender
	(In Millions)
Beginning balance	$(3)	$-	$-
Additions	-	(8)	(5)
Decreases	3	-	-
Write-downs	-	5	5

Ending balance	$-	$(3)	$-

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2017 or 2016. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $671 million as of December 31, 2017 and $623 million as of December 31, 2016.

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2017	2016
	(In Millions)
Held for the production of income	$1,873	$2,549
Accumulated depreciation	(654)	(1,101)
Encumbrances	(611)	(710)

Held for the production of income, net	608	738

Held for sale	105	81

Occupied by the Company	344	343
Accumulated depreciation	(200)	(185)

Occupied by the Company, net	144	158

Total real estate	$857	$977

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Partnerships and limited liability companies

The carrying value of partnership and LLC holdings by annual statement category were:

	December 31,
	2017	2016
	(In Millions)
Joint venture interests:
Common stocks	$4,188	$4,282
Real estate	1,531	1,203
Fixed maturities/preferred stock	870	743
Other	302	271
LIHTCs	330	325
Mortgage loans	211	169
Surplus notes	246	194

Total	$7,678	$7,187

The Company’s unexpired tax credits expire within a range of less than 1 year to 13 years.

The Company recorded tax credits on these investments of $49 million and $41 million for 2017 and 2016. The minimum holding period required for the Company’s LIHTC investments extends from 1 year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 1.8% for future benefits of two years to 2.4% for future benefits of ten or more years, and compares the result to its current carry value. The Tax Cuts and Jobs Act, enacted into law on December 22, 2017, reduced the statutory federal tax rate from 35% to 21%, effective January 1, 2018. Due to this law change, impairments of $2 million to LIHTC investments were recorded for the year ended December 31. 2017. Impairments were less than $1 million for the year ended December 31, 2016.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2017 or December 31, 2016, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review for the years ended December 31, 2017 or 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investments. These synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Synthetic investments are created either to hedge and reduce the Company’s credit and foreign currency exposure or to create an investment in a particular asset. The Company held synthetic investments with a notional amount of $13,137 million as of December 31, 2017 and $12,083 million as of December 31, 2016. These notional amounts included replicated asset transaction values of $11,517 million as of December 31, 2017 and $10,739 million as of December 31, 2016, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized, and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged by the counterparties was $2,493 million as of December 31, 2017 and $3,274 million as of December 31, 2016. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $115 million as of December 31, 2017 and $250 million as of December 31, 2016. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $595 million as of December 31, 2017 and $747 million as of December 31, 2016.

The Company had the right to rehypothecate or repledge securities totaling $635 million of the $2,493 million as of December 31, 2017 and $998 million of the $3,274 million as of December 31, 2016 of net collateral pledged by counterparties. There were no securities rehypothecated to other counterparties as of December 31, 2017 or December 31, 2016.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2017
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$7,684	$77,193	$5,314	$86,754
Options	745	10,562	7	420
Currency swaps	386	4,308	569	6,405
Forward contracts	13	1,384	88	6,723
Credit default swaps	29	1,503	1	64
Financial futures	-	3,288	-	-

Total	$8,857	$98,238	$5,979	$100,366

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$8,084	$71,560	$5,915	$86,362
Options	653	6,677	6	5
Currency swaps	937	6,834	36	1,068
Forward contracts	51	3,320	56	2,817
Credit default swaps	38	2,435	1	207
Financial futures	-	3,196	-	-

Total	$9,763	$94,022	$6,014	$90,459

The average fair value of outstanding derivative assets was $9,271 million for the year ended December 31, 2017 and $12,715 million for the year ended December 31, 2016. The average fair value of outstanding derivative liabilities was $5,957 million for the year ended December 31, 2017 and $8,899 million for the year ended December 31, 2016.

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,
	2017	2016

	(In Millions)

Due in one year or less	$-	$198
Due after one year through five years	1,567	2,444

Total	$1,567	$2,642

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2017	2016

	(In Millions)

Open interest rate swaps in a fixed pay position	$80,472	$78,472
Open interest rate swaps in a fixed receive position	81,676	78,001
Other interest related swaps	1,799	1,449

Total interest rate swaps	$163,947	$157,922

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended December 31, 2017
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (224)	$ 202
Currency swaps	94	(1,081)
Options	(172)	(151)
Credit default swaps	23	-
Forward contracts	(147)	(72)
Financial futures	112	-

Total	$ (314)	$ (1,102)

	Year Ended December 31, 2016
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (2)	$ (65)
Currency swaps	24	368
Options	(131)	(13)
Credit default swaps	16	2
Forward contracts	303	(46)
Financial futures	(217)	-

Total	$ (7)	$ 246

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2015
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (187)	$ (93)
Currency swaps	21	343
Options	(99)	2
Credit default swaps	9	(1)
Forward contracts	249	(24)
Financial futures	(57)	-

Total	$ (64)	$ 227

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2017			December 31, 2016

	Derivative Assets	Derivative Liabilities	Net	Derivative Assets	Derivative Liabilities	Net

	(In Millions)

Gross	$8,857	$5,979	$2,878	$9,763	$6,014	$3,749
Due and accrued	867	1,781	(914)	842	1,626	(784)
Gross amounts offset	(6,936)	(6,936)	-	(6,873)	(6,873)	-

Net asset	2,788	824	1,964	3,732	767	2,965
Collateral posted	(3,296)	(803)	(2,493)	(3,803)	(529)	(3,274)

Net	$(508)	$21	$(529)	$(71)	$238	$(309)

i.	Repurchase agreements

The Company had repurchase agreements with carrying values of $4,204 million as of December 31, 2017 and $4,729 million as of December 31, 2016. As of December 31, 2017, the maturities of these agreements ranged from January 3, 2018 through March 6, 2018 and the interest rates ranged from 1.4% to 1.5%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $4,221 million as of December 31, 2017 and $4,736 million as of December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Bonds	$3,712	$3,583	$3,439
Preferred stocks	17	24	27
Common stocks - subsidiaries and affiliates	436	431	511
Common stocks - unaffiliated	39	59	48
Mortgage loans	928	1,009	976
Policy loans	797	757	709
Real estate	159	174	169
Partnerships and LLCs	658	460	639
Derivatives	305	343	292
Cash, cash equivalents and short-term investments	42	33	14
Other	2	-	13

Subtotal investment income	7,095	6,873	6,837
Amortization of the IMR	113	135	140
Investment expenses	(666)	(674)	(590)

Net investment income	$6,542	$6,334	$6,387

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Net realized capital (losses) gains

Net realized capital losses, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December, 31
	2017	2016	2015

	(In Millions)

Bonds	$(102)	$(248)	$(66)
Preferred stocks	(6)	9	2
Common stocks - subsidiaries and affiliates	27	11	64
Common stocks - unaffiliated	(9)	(60)	(8)
Mortgage loans	(27)	(14)	(8)
Real estate	68	14	50
Partnerships and LLCs	(87)	(94)	(97)
Derivatives	(314)	(7)	(64)
Other	(135)	(4)	216

Net realized capital (losses) before federal and state taxes and deferral to the IMR	(585)	(393)	89
Net federal and state tax benefit	175	40	(151)

Net realized capital (losses) before deferral to the IMR	(410)	(353)	(62)
Net after tax (gains) losses deferred to the IMR	(12)	145	121

Net realized capital (losses)	$(422)	$(208)	$59

As of December 31, 2017, IMR had an asset balance of $112 million which was nonadmitted. The IMR liability balance was $5 million as of December 31, 2016 and was included in other liabilities on the Statutory Statements of Financial Position. Refer to Note 2y. “Interest maintenance reserve” for information on the Company’s policy for IMR. Refer to Note 14. “Surplus notes” for information on the other realized capital loss.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Bonds	$(64)	$ (78)	$ (170)
Preferred stock	(6)	(1)	(11)
Common stocks	(62)	(11)	(14)
Mortgage loans	-	(7)	(5)
Partnerships and LLCs	(53)	(91)	(70)

Total OTTI	$(185)	$ (188)	$ (270)

The Company recognized OTTI of $7 million for the year ended December 31, 2017 and $6 million for the year ended December 31, 2016 on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company utilized internally-developed models to determine less than 1% of the $64 million of bond OTTI for the year ended December 31, 2017, 1% of the $78 million of bond OTTI for the year ended December 31, 2016, and 1% of the $170 million of bond OTTI for the year ended December 31, 2015. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 21. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

6.	Federal income taxes

On December 22, 2017, the president signed into law H.R. 1/Public Law 115-97, commonly known as the Tax Cuts and Jobs Act (the Act). The Act contains several key provisions that have significant financial statement effects. These provisions required the remeasurement of deferred tax assets and liabilities, imposed a tax liability for mandatory deemed repatriation of previously untaxed foreign earnings, changed the method for computing deductions for life insurance reserves, introduced new taxes on foreign subsidiaries, and modified the provision for expensing of certain capital costs.

The Act required the remeasurement of deferred taxes, as it reduces the corporate tax rate to 21 percent, effective January 1, 2018. Accordingly, the Company remeasured its net admitted deferred taxes as of the enactment date and recognized a decrease in surplus of $507 million. Of the $507 million net decrease, $919 million was reflected in the change in other deferred income taxes, $27 million was reflected in the change in net unrealized foreign exchange capital gains (losses), offset by increases of $439 million reflected in the change in net unrealized capital gains (losses).

Under the Act, a company is required to establish a liability for taxes due on mandatory deemed repatriation of previously untaxed foreign earnings. A company is deemed to have repatriated foreign earnings accumulated and deferred under prior tax law. Companies can no longer indefinitely defer the tax on those accumulated earnings, but may elect to pay the deemed repatriation tax over eight years. Mandatory deemed repatriation for a controlled foreign corporation (CFC) with the same year end as the US taxpayer creates a current tax liability. The Company recorded a provisional tax benefit of $3 million in the statements of operations. Provisional amounts have not been provided for specified foreign corporation investments under the Act for which a reasonable estimate of the tax effects could not be determined. The Company is in the process of obtaining the information needed to complete the calculation of the deemed repatriation tax liability. The Company will update the provisional amounts as it obtains additional information throughout the measurement period, but no later than December 2018.

The Act revised the computation of life insurance tax reserves to be the greater of the net surrender value of a contract and 92.81 percent of statutory reserves. The revised reserve computation is effective for taxable years beginning after December 31, 2017. A transition rule requires life insurers to spread the difference between the prior year end reserves computed on the old basis and those computed on the new basis over eight years as either income or a deduction. The Company has recorded an estimated provision for this change by recognizing a net $487 million increase in its deferred tax asset, offset by a corresponding increase in its deferred tax liability that will reverse over the eight year transition period. The Company is in the process of modifying its tax reserve systems to incorporate the new method. The Company will update the provisional amount when it completes its system modifications during the measurement period, but no later than December 2018.

The Act introduces a new tax on global intangible low-taxed income (GILTI). Generally, a CFC may incur a GILTI tax if its income exceeds a prescribed return on its business property. Recently issued accounting guidance does not require companies to recognize deferred taxes on the potential future impact of the GILTI provision. In accordance with this guidance, the Company’s policy will be to recognize the tax impact in the period in which it is incurred.

The Act introduces full expensing as the principal capital cost recovery regime, increasing the current first-year “bonus” depreciation deduction from 50 percent to 100 percent on a temporary basis of the cost of qualified plant and equipment acquired and placed in service after September 27, 2017 and before January 1, 2023. This expensing

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

regime goes further than current law bonus depreciation by applying to both new and used property. The 100 percent bonus depreciation rule applies through 2022, then phases down 20 percent annually through 2026. For qualified property acquired before September 27, 2017, the applicable bonus percentage is 50 percent if placed in service before January 1, 2018, 40 percent if placed in service in 2018, 30 percent if placed in service in 2019, and 0 percent thereafter. The Company recorded a provisional current tax benefit of $22 million for qualified property acquired and placed in service after September 27, 2017, offset by a corresponding deferred tax liability that will reverse over the useful life of the qualified property. The Company will update the provisional amount when it completes its analysis during the measurement period, but no later than December 2018.

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2017
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$2,479	$154	$2,633
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	2,479	154	2,633
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	2,479	154	2,633
Total gross DTLs	(1,637)	(235)	(1,872)

Net admitted DTA(L)	$842	$(81)	$761

	December 31, 2016
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$3,252	$617	$3,869
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	3,252	617	3,869
DTAs nonadmitted	(44)	-	(44)

Subtotal net admitted DTA	3,208	617	3,825
Total gross DTLs	(1,669)	(550)	(2,219)

Net admitted DTA(L)	$1,539	$67	$1,606

	Change
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$(773)	$(463)	$(1,236)
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	(773)	(463)	(1,236)
DTAs nonadmitted	44	-	44

Subtotal net admitted DTA	(729)	(463)	(1,192)
Total gross DTLs	32	315	347

Net admitted DTA(L)	$(697)	$(148)	$(845)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2017
	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$67	$67
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	880	-	880
2. Adjusted gross DTA allowed per limitation threshold	2,202	-	2,202

Lesser of lines 1 or 2	880	-	880
Adjusted gross DTAs offset by existing DTLs	1,599	87	1,686

Total admitted DTA realized within 3 years	$2,479	$154	$2,633

	December 31, 2016
	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$486	$131	$617
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	989	-	989
2. Adjusted gross DTA allowed per limitation threshold	2,071	-	2,071

Lesser of lines 1 or 2	989	-	989
Adjusted gross DTAs offset by existing DTLs	1,733	486	2,219

Total admitted DTA realized within 3 years	$3,208	$617	$3,825

	Change
	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$(486)	$(64)	$(550)
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	(109)	-	(109)
2. Adjusted gross DTA allowed per limitation threshold	131	-	131

Lesser of lines 1 or 2	(109)	-	(109)
Adjusted gross DTAs offset by existing DTLs	(134)	(399)	(533)

Total admitted DTA realized within 3 years	$(729)	$(463)	$(1,192)

Effective January 1, 2018, the Act eliminates the ability to carryback net operating losses, therefore the amount of adjusted gross DTA admitted based on recoverable federal taxes is limited only to capital DTAs.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2017	2016

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	867%	869%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$14,933	$13,808

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

December 31, 2017
	Ordinary	Capital	Total
(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	57%	- %	57%

December 31, 2016
	Ordinary	Capital	Total
(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	67%	100%	69%

Change
	Ordinary	Capital	Total
(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	(10)%	(100)%	(12)%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Federal income tax benefit on operating earnings	$(300)	$(333)	$(159)
Foreign income tax expense on operating earnings	2	7	6

Total federal and foreign income tax benefit before impact of change in enacted legislation	(298)	(326)	(153)
Impact of change in enacted tax legislation on operating earnings	(22)	-	-

Total federal and foreign income tax benefit on operating earnings	(320)	(326)	(153)
Federal income tax (benefit) expense on net realized capital gains (losses) before impact of change in enacted legislation	(178)	(40)	151
Impact of change in enacted tax legislation on net realized capital gains (losses)	3	-	-

Total federal and foreign income tax benefit	$(495)	$(366)	$(2)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2017	2016	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$1,059	$980	$79
Policy acquisition costs	459	700	(241)
Nonadmitted assets	293	555	(262)
Pension and compensation related items	191	291	(100)
Policyholders’ dividends	189	342	(153)
Investment items	150	183	(33)
Expense items	45	45	-
Unrealized investment losses	3	1	2
Other	90	155	(65)

Total ordinary DTAs	2,479	3,252	(773)
Nonadmitted DTAs	-	(44)	44

Admitted ordinary DTAs	2,479	3,208	(729)

Capital
Unrealized investment losses	111	431	(320)
Investment items	43	186	(143)

Total capital DTAs	154	617	(463)

Admitted capital DTAs	154	617	(463)

Admitted DTAs	2,633	3,825	(1,192)

DTLs:
Ordinary
Reserve items	528	76	452
Unrealized investment gains	498	759	(261)
Deferred and uncollected premium	212	319	(107)
Pension items	180	255	(75)
Reserve for audits and settlements	-	74	(74)
Investment Items	46	21	25
Other	173	165	8

Total ordinary DTLs	1,637	1,669	(32)

Capital
Unrealized investment gains	235	479	(244)
Investment items	-	71	(71)

Total capital DTLs	235	550	(315)

Total DTLs	1,872	2,219	(347)

Net admitted DTA	$761	$1,606	$(845)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

		Years Ended December 31,
		2017	2016	2015

		(In Millions)

Net DTA(L)		$(889)	$352	$340
Less:	Items not recorded in the change in net deferred income taxes:
	Tax-effect of unrealized gains/(losses)	(188)	(59)	(109)
	Tax-effect of changes from acquisitions/transfers	(7)	(46)	-

	Change in net deferred income taxes	$(1,084)	$247	$231

The change in net deferred income taxes includes a decrease of $507 million due to the remeasurement of net DTA(L), of which an increase of $412 million is reflected in the change in unrealized gains/(losses).

As of December 31, 2017, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Provision computed at statutory rate of 35%	$(151)	$(184)	$101
Corporate rate reduction	919	-	-
Change in reserve valuation basis	15	26	23
Expense items	6	16	25
Foreign governmental income taxes	2	6	4
Investment items	(250)	(322)	(325)
Nonadmitted assets	67	(99)	(6)
Tax credits	(51)	(48)	(52)
Other impacts of tax reform	4	-	-
Other	28	(8)	(3)

Total statutory income tax expense (benefit)	$589	$(613)	$(233)

Federal and foreign income tax benefit	$(495)	$(366)	$(2)
Change in net deferred income taxes	1,084	(247)	(231)

Total statutory income tax expense (benefit)	$589	$(613)	$(233)

The Company paid federal income taxes of $3 million in 2017, received refunds of $353 million in 2016 and paid $234 million in 2015.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses total nil related to December 31, 2017 and 2016, and totaled $135 million related to 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2017	$146
Gross change related to positions taken in prior years	12
Gross change related to settlements	-
Gross change related to positions taken in current year	33
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2017	$191

Included in the liability for unrecognized tax benefits as of December 31, 2017, are $184 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2017 includes $5 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $7 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. $6 million of the increase relates to the corporate tax rate reduction enacted as part of the Act in 2017. The amount of net interest recognized was $37 million as of December 31, 2017 and $24 million as of December 31, 2016. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of the tax returns filed for the years 2013 and prior. The IRS commenced its exam of years 2014-2015 in September 2017. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

The Company’s litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 through 1997 was successfully concluded in 2015. The favorable effect of the decision in the U.S. Court of Federal Claims was reflected in the Company’s financial statements in prior years.

As of December 31, 2017 and 2016, the Company did not recognize any protective deposits as admitted assets.

7.	Other than invested assets

a.	Corporate-owned life insurance

The Company holds corporate-owned life insurance issued by unaffiliated third party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. The Company pays all premiums and is the beneficiary of these policies. The Company had recorded cash surrender values of these policies of $2,104 million as of December 31, 2017 and $1,981 million as of December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2017		2016

	Gross	Net	Gross	Net

	(In Millions)

Ordinary new business	$151	$47	$135	$42
Ordinary renewal	751	798	695	728
Group life	10	10	9	9

Total	$912	$855	$839	$779

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2r. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $31,952 million as of December 31, 2017 and $31,660 million as of December 31, 2016 for which gross premium was less than net premium.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $621,740 million as of December 31, 2017 and $560,789 million as of December 31, 2016.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2017				2016
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Individual life	$51,295	2.5%	-	6.0%	$47,789	2.5%	-	6.0%
Group life	16,486	2.5%	-	4.5%	18,449	2.5%	-	4.5%
Group annuities	24,718	2.3%	-	11.3%	23,729	2.3%	-	11.3%
Individual annuities	14,123	2.3%	-	11.8%	13,491	2.3%	-	11.8%
Individual universal and variable life	5,957	3.5%	-	6.0%	5,621	3.5%	-	6.0%
Disabled life claim reserves	1,852	3.5%	-	6.0%	1,896	3.5%	-	6.0%
Disability active life reserves	1,007	3.5%	-	6.0%	899	3.5%	-	6.0%
Other	326	2.5%	-	6.0%	312	2.5%	-	6.0%

Total	$115,764				$112,186

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, BOLI, group universal life and group variable universal life products. Individual annuities include individual annuity contracts, supplementary contracts involving life contingencies and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and LTC contracts and cover the future payments of known claims. Disability active life reserves include disability income and LTC contracts issued. Other is comprised of disability life and accidental death insurance.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2017				2016
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Guaranteed interest contracts:
Note programs	$6,233	1.6%	-	6.2%	$4,710	1.6%	-	6.2%
Federal Home Loan Bank of Boston	1,054	1.4%	-	3.0%	1,103	1.4%	-	3.0%
Municipal contracts	761	1.3%	-	7.3%	831	0.9%	-	7.3%
Other	787	1.0%	-	9.7%	445	8.3%	-	9.7%
Supplementary contracts	834	0.3%	-	7.0%	808	0.3%	-	7.0%
Dividend accumulations	522	3.2%	-	4.0%	531	3.4%	-	4.1%
Other deposits	2,823	4.0%	-	8.0%	3,146	4.0%	-	8.0%

Total	$13,014				$11,574

Note programs

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note programs, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2.0 billion European Medium-Term Note Program with approximately $118 million outstanding as of December 31, 2017. Notes are currently issued from the Company’s $17.0 billion Global Medium-Term Note Program.

Federal Home Loan Bank of Boston

The Company has funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $982 million as of December 31, 2017. The Company’s borrowing capacity with FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by the Company’s internal limit. The Company’s unused capacity was $946 million as of December 31, 2017. As a member of FHLB Boston, the Company held common stock of FHLB Boston with a statement value of $74 million as of December 31, 2017 and $75 million as of 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Municipal contracts

Municipal guaranteed investment contracts (municipal contracts) include contracts that contain terms with above market crediting rates. Liabilities for these contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The collateral was $169 million as of December 31, 2017 and $176 million as of December 31, 2016. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 9. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2017, the Company’s GICs by expected maturity year were as follows (in millions):

2018	$959
2019	1,535
2020	1,407
2021	1,399
2022	1,017
Thereafter	2,518

Total	$8,835

Most GICs only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and LTC policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

The following summarizes the changes in disabled life and LTC unpaid claims and claim expense reserves:

	December 31,
	2017	2016

	(In Millions)

Claim reserves, beginning of year	$2,083	$2,051
Less: Reinsurance recoverables	163	150

Net claim reserves, beginning of year	1,920	1,901

Claims paid related to:
Current year	(12)	(13)
Prior years	(335)	(332)

Total claims paid	(347)	(345)

Incurred related to:
Current year’s incurred	223	237
Current year’s interest	3	3
Prior year’s incurred	(4)	43
Prior year’s interest	82	81

Total incurred	304	364

Net claim reserves, end of year	1,877	1,920
Reinsurance recoverables	192	163

Claim reserves, end of year	$2,069	$2,083

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $4 million decrease in the prior years’ incurred claims for 2017 and the $43 million increase in the prior years’ incurred claims for 2016 were generally the result of differences between actual termination experience and statutorily prescribed termination tables.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2017	2016

	(In Millions)

Disabled life claim reserves	$1,852	$1,896
Accrued claim liabilities	25	24

Net claim reserves, end of year	$1,877	$1,920

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits is generally only available at contract issue.

The following shows the changes in the liabilities for GMDBs, GMIBs, GMABs and GMWBs (in millions):

Liability as of January 1, 2016	$572
Incurred guarantee benefits	84
Paid guarantee benefits	(5)

Liability as of December 31, 2016	651
Incurred guarantee benefits	(131)
Paid guarantee benefits	(8)

Liability as of December 31, 2017	$512

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2017 and 2016. As of December 31, 2017 and 2016, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2017			December 31, 2016
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$20,118	$25	64	$18,800	$36	63
GMIB Basic	910	37	68	894	92	67
GMIB Plus	3,210	416	66	3,059	589	66
GMAB	3,233	1	59	3,158	22	58
GMWB	204	7	69	206	15	69

As of December 31, 2017, the GMDB account value above consists of $4,717 million of Modco assumed within the separate accounts. As of December 31, 2016, the GMDB account value above consists of $4,247 million of Modco assumed within the separate accounts.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Account values of variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs are summarized below:

	December 31,
	2017			2016

	Separate Account	General Account	Total	Separate Account	General Account	Total

	(In Millions)

GMDB	$16,057	$4,061	$20,118	$14,776	$4,024	$18,800
GMIB Basic	891	19	910	876	18	894
GMIB Plus	3,210	-	3,210	3,059	-	3,059
GMAB	3,183	50	3,233	3,104	54	3,158
GMWB	204	-	204	206	-	206

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2017	2016

	(In Millions)

Beginning balance	$3,098	$3,047
Net liability increase	355	51

Ending balance	$3,453	$3,098

9.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and LTC business. The amounts reinsured are on a yearly renewable term, coinsurance funds withheld, coinsurance or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $25 million.

Refer to Note 17. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2017, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $3,396 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Direct premium	$21,097	$21,319	$20,754
Premium assumed	1,359	1,442	1,608
Premium ceded	(4,970)	(1,329)	(819)

Total net premium	$17,486	$21,432	$21,543

Ceded reinsurance recoveries	$658	$566	$594

Assumed losses	$216	$95	$88

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2017	2016

	(In Millions)

Reinsurance reserves:
Assumed	$9,101	$9,368
Ceded	(8,898)	(4,488)

Ceded amounts recoverable	$165	$150

Benefits payable on assumed business	$37	$45

Funds held under coinsurance
Ceded	$4,001	$-

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2017 include $7,125 million associated with life insurance policies, $1,733 million for LTC, $30 million for disability and $10 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2016 include $2,925 million associated with life insurance policies, $1,517 million for LTC, $35 million for disability and $11 million for group life and health.

Effective December 31, 2017, the Company entered into a reinsurance agreement with a third-party, authorized reinsurer to reinsure certain inforce universal life policies. The agreement is structured as a combination of 90%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

coinsurance funds withheld on certain universal life policies and 40% yearly renewable term on certain other universal life policies. The Company maintains responsibility for servicing the policies and managing the assets. Under the terms of the agreement, at December 31, 2017, the Company ceded policyholder reserves of $4.0 billion and recorded a liability for funds held under coinsurance of $4.0 billion on the Statutory Statement of Financial Position and ceded premium of $4.0 billion and reduced changes in policyholder reserves of $4.0 billion in the Statutory Statements of Operations.

In 2016, the Company entered into a series of reinsurance agreements with an authorized third-party to reinsure approximately 100% of certain of the Company’s inforce universal life, variable life, and 20-year term life policies. Under the terms of the agreements, the Company gave approximately $85 million of consideration to the reinsurer. The universal life and term life policies are reinsured on a coinsurance basis, and the variable life policies on a Modco basis. Under the terms of the agreements, the Company will maintain responsibility for servicing the policies. In 2016, the Company ceded premium of $473 million and policyholders’ reserves of $411 million in the change in policyholders’ reserves in the Statutory Statement of Operations and recorded a $192 million increase in the Statutory Statements of Changes in Surplus in conjunction with these agreements.

In 2017, the Company strengthened its gross LTC policyholders’ reserves by $270 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $270 million.

In 2016, the Company strengthened its gross LTC policyholders’ reserves by $189 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $189 million.

As of December 31, 2017, one reinsurer accounted for 29% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 19%. The Company continues to monitor its morbidity risk ceded to one unaffiliated reinsurer for its LTC business, in which approximately half of the reserves are held in trust. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

10.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2017 are illustrated below:

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal:
With market value adjustment	$13,960	$-	$-	$13,960	12%
At book value less current surrender charge of 5% or more	1,402	-	-	1,402	1
At fair value	-	11,948	46,986	58,934	51

Subtotal	15,362	11,948	46,986	74,296	64
Subject to discretionary withdrawal:
At book value without fair value adjustment	10,739	532	-	11,271	10
Not subject to discretionary withdrawal	25,234	5,820	-	31,054	26

Total	$51,335	$18,300	$46,986	$116,621	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2017 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$24,713
Policyholders’ reserves – individual annuities	13,608
Liabilities for deposit-type contracts	13,014

Subtotal	51,335

Separate Account Annual Statement:
Annuities	59,466
Other annuity contract deposit-funds and guaranteed interest contracts	5,820

Subtotal	65,286

Total	$116,621

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2017 is as follows:

	Guaranteed

	Indexed	Nonindexed Less Than/ Equal to 4%	Non Guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2017	$-	$-	$8,099	$8,099

Reserves at December 31, 2017:
For accounts with assets at:
Fair value	$-	$18,300	$49,736	$68,036
Nonpolicy liabilities	-	-	1,126	1,126

Total	$-	$18,300	$50,862	$69,162

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$17,768	$49,736	$67,504
At book value without market value adjustment and current surrender charge of less than 5%	-	532	-	532

Subtotal	-	18,300	49,736	68,036
Nonpolicy liabilities	-	-	1,126	1,126

Total	$-	$18,300	$50,862	$69,162

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$8,099	$7,366	$8,167
Transfers from separate accounts	(9,078)	(8,408)	(7,560)

Subtotal	(979)	(1,042)	607
Reconciling adjustments:
Net withdrawals on deposit-type liabilities	(1,902)	(1,183)	(1,360)

Net transfers from separate accounts	$(2,881)	$(2,225)	$(753)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.	Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. The Notes had a carrying value and face amount of $250 million as of December 31, 2017, 2016 and 2015. Notes issued in 2017 had interest rates ranging from 0.60% to 1.25% with maturity dates ranging from 1 to 48 days. Interest expense for commercial paper was less than $1 million for the years ended December 31, 2017, 2016 and 2015.

The Company has a $1 billion, five year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. The facility has an upsize option for an additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2017, 2016 and 2015, the Company was in compliance with all covenants under the credit facility. For the years ended December 31, 2017, 2016 and 2015, there were no draws on the credit facilities. Credit facility fees were less than $1 million for the years ended December 31, 2017, 2016 and 2015.

12.	Employee benefit plans

The Company sponsors multiple employee benefit plans, providing retirement, life, health and other benefits to employees, certain employees of unconsolidated subsidiaries, agents, general agents and retirees who meet plan eligibility requirements.

Prior to January 1, 2016, the Company’s Retiree Health Plans provided medical, dental and life insurance benefits to eligible retirees (the participant) and their eligible beneficiaries. Various eligibility rules applied based on specific coverage. Effective January 1, 2016, the Company amended the Retiree Health Plans to eliminate the retiree medical and dental options, with the exception of certain limited run-out coverage. On and after January 1, 2016, the Plans continue to provide medical reimbursements benefits, through the existing Retiree Health Reimbursement Arrangement (the “RHRA”) for Home Office participants and the newly created Health Reimbursement Account (the “HRA”) for certain grandfathered Home Office participants and all Agent participants, as well as life insurance benefits, to eligible retired employees (and in some cases, their eligible beneficiaries) of the Company and its affiliated companies that have adopted the Plan. The changes to the Plans were communicated to Plan participants in August 2015. Outside of the Plan, the Company also provides eligible retirees with access to a private insurance marketplace through which retirees may obtain purchase individual medical coverage.

On July 1, 2016, the Company agreed to provide certain service credits under the MassMutual Retired Agents’ Welfare Benefits Plan for prior Premier Client Group (PCG) service. This resulted in an increase to the accumulated projected benefit obligation of $41 million recognized at the time of the acquisition. The expense attributable to prior service periods is recorded as amortization of the nonadmitted assets acquired rather than through the amortization of prior service cost. See Note 18. “Business combinations and goodwill” for further information on the acquisition of PCG.

The Society of Actuaries released updated mortality improvement scales in October 2017 (MP 2017) and 2016 (MP 2016). The Company adopted the new mortality projection scales and other key plan assumptions as part of its fourth quarter 2017 and 2016 remeasurements. As a result of these changes in projection scales, the Company’s aggregate projected benefit obligation decreased by approximately $20 million as of December 31, 2017 and $37 million as of December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. The qualified defined benefit plan includes a defined benefit formula and a cash balance formula. Participants earn benefits under the plan based on the defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $88 million in 2017 and $66 million in 2016 to its qualified defined benefit plan.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $2,874 million as of December 31, 2017 and $2,453 million as of December 31, 2016. The Company match for the qualified 401(k) thrift savings plan is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses were $56 million for the year ended December 31, 2017 and $46 million for the year ended December 31, 2016 and $42 million for 2015.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $182 million as of December 31, 2017 and $174 million as of December 31, 2016.

c.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and prior service cost are recorded by the Company.

Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. For employees who retire after 2009, except certain employees who were close to retirement in 2010, the Company’s cost is limited to a retiree health reimbursement account “RHRA” which accumulates during an employee’s career and can be drawn down by the retiree to purchase coverage outside of the Company or for other health care costs. Retired employees with a RHRA also may choose to purchase coverage through the private retiree exchange.

For other current and future retired employees, and current and future retired agents, the Company provides access to postretirement health care plans through a private retiree exchange. The Company’s cost is limited to the fixed annual subsidy provided to retirees through a Health Reimbursement Account each year that the retiree can use to purchase coverage on the exchange or for other health care costs.

Company-paid basic life insurance is provided to retirees who retired before 2010 and certain employees who retire after 2009 but were close to retirement in 2010. Supplemental life insurance is available to certain retirees on a retiree-pay-all basis.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Benefit obligations

Accumulated benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits are the present value of pension benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Refer to Note 12f. “Amounts recognized in the Statutory Statements of Financial Position,” for details on the funded status of the plans.

Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. Select assumptions used in this calculation include expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2017	2016	2017	2016

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Accumulated benefit obligation	$2,936	$2,715	$354	$340

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2017	2016	2017	2016

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation, beginning of year	$2,785	$2,675	$340	$305
Service cost	126	100	12	11
Interest cost	112	113	12	12
Contributions by plan participants	-	-	-	1
Plan amendments	-	-	-	41
Actuarial (gains) losses	(17)	(15)	(9)	(15)
Medicare prescription drug direct subsidy	-	-	-	1
Benefits paid	(146)	(126)	(15)	(16)
Change in discount rate	194	72	15	3
Change in actuarial assumptions	(18)	(34)	(1)	(3)

Projected benefit obligation, end of year	$3,036	$2,785	$354	$340

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data that is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $100 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. Refer to Note 12h. “Assumptions” for details on the discount rate.

e.	Plan assets

The assets of the qualified pension plan investments are invested through a MassMutual group annuity contract and investments held in a trust. The group annuity contract invests in the General Investment Account (GIA) of the Company and separate investment accounts. The separate investment accounts are managed by the Company, the Company’s indirectly wholly owned asset manager, subsidiaries, as well as unaffiliated asset managers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s qualified pension plan assets managed by the Company and its indirectly wholly owned subsidiaries are as follows:

	December 31,
	2017	2016

	(In Millions)

General Investment Account	$241	$234
Separate Investment Accounts:
Barings Long Duration Bond Fund	263	228
Oppenheimer International Growth Fund	147	116
Alternative Investment Separate Account	134	221
Oppenheimer Large Core Fund	115	98
MM Select Large Cap Value Fund	61	50
MM Premier Strategic Emerging Markets Fund	53	39
Oppenheimer Small Capitalization Core Fund	50	50
MM Select Blue Chip Growth Fund	51	48
MM Select Growth Opportunities Fund	48	36
MM Select Small Cap Value Fund	30	27
MM Select Small Cap Growth Fund	29	23
Oppenheimer Real Estate Fund	-	22

	$1,222	$1,192

The approximate amount of annual benefits to be paid to plan participants covered by a group annuity contract issued by the employer or related parties is $77 million for 2018.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and the Company’s financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as private equity funds, hedge funds, private real estate funds, equity index exchange traded funds and bond index exchange traded funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 13% to 23% domestic equity securities, 25% to 45% long duration bond securities, 5% to 15% GIA and aggregate bond assets, 13% to 23% international equity securities and 10% to 30% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long-duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 10% of the plan assets as of December 31, 2017 and 11% as of December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the change in fair value of plan assets:

	December 31,
	2017	2016	2017	2016

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Fair value of plan assets, beginning of year	$2,180	$2,074	$4	$5
Actual return on plan assets	331	142	-	-
Employer contributions	120	90	15	14
Contributions by plan participants	-	-	-	1
Benefits paid	(146)	(126)	(15)	(16)

Fair value of plan assets, end of year	$2,485	$2,180	$4	$4

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations; however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment.

The following presents the GIA allocation by type of investment:

	December 31,
	2017	2016

Bonds	59%	58%
Mortgage loans	15	16
Common stocks - subsidiaries and affiliates	10	10
Other investments	7	8
Partnerships and LLCs	5	5
Cash and cash equivalents	3	2
Real estate	1	1

	100%	100%

The majority of the assets of the qualified pension plan are invested in the following separate investment account options as well as certain private equity funds, hedge funds, private real estate funds and an all cap U.S. equity index exchange traded fund held in the MassMutual Pension Plan Trust (Pension Trust Assets):

Barings Long Duration Bond Fund is a separate investment account advised by Barings with a long duration bond strategy that invests in a diversified portfolio of fixed-income securities, including, short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Oppenheimer International Growth Fund is a separate investment account investing in a mutual fund sub-advised by OFI Institutional Asset Management (OFI Institutional) that invests in international large-cap securities, primarily in the developed international markets. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Alternative Investment Separate Account is a separate investment account advised by Barings. Barings’ strategy includes investing in private equity funds, hedge funds, a private real estate fund and an all cap U.S. equity index exchange traded fund.

Goldman Sachs Asset Management Long Duration Bond Fund is a separate investment account advised by Goldman Sachs Asset Management that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Pacific Investment Management Company Long Duration Bond Fund is a separate investment account advised by Pacific Investment Management Company that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit and government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Oakmark International Collective Fund is a separate investment account advised by Harris Associates that invests primarily in developed market international large-cap equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

MassMutual Pension Plan Trust is a trust account with a strategy of investing in alternative investments as directed by the Company. These investments include private equity, hedge funds, and private real estate, with allocations temporarily awaiting investment held in an all cap U.S. equity index exchange traded fund.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 4. “Fair value of financial instruments”.

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Separate Investment Accounts: There are two methods of determining unit value for the separate investment accounts. The portfolio method is used when the separate investment account invests in a portfolio of securities or two or more underlying mutual funds, bank collective trust funds or other investment vehicles (each an “Underlying fund”). Under this method, the unit value of a separate investment account is determined by dividing the market value of such separate investment account on any valuation date by the total number of units in the separate investment account. The net investment factor method (“NIF”) is used when the separate investment account invests in shares or units of a single underlying fund. Under this method, the unit value of a separate investment account is determined by taking the unit value for the prior valuation day and multiplying it by the net investment factor for the current valuation day. Under both of these methods the separate investment accounts are therefore classified as Level 2. As of December 31, 2017, the Plan had no specific plans or intentions to sell investments at amounts other than NAV. These investments can be redeemed on a daily basis and have no lockups or funding commitments.

Corporate debt instruments: If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices of debt securities with similar characteristics. Valued using the closing price reported on the active market on which the individual securities are traded.

PIMCO bond funds: Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

Government securities: Marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations furnished by a pricing service take into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and are therefore classified as Level 2.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Common stocks: Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

Collective investment trust: Valued using the NAV per unit. The net asset value per unit of the Funds is calculated on each business day by dividing the total value of assets, less liabilities, by the number of units outstanding. Unit issuances and redemptions are based on the net asset value determined at the end of the current day and therefore classified as Level 2.

Limited partnerships: The Plan utilizes the practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. The multi-strategy hedge fund can be redeemed semi-annually with 95 days notice. The remaining funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lockups or funding commitments. These limited partnership investments are classified as Level 3.

Registered investment companies: There are two methods of determining the unit value for the registered investment companies. For the registered investment company that is valued at an unaffiliated company the investment is valued using the closing price reported on the active market on which the funds are traded and is therefore classified as Level 1. For the registered investment company that is valued in-house on the unival system the NIF method is used which takes the unit value for the prior valuation day and multiplies it by the NIF for the current valuation day and is therefore classified as Level 2.

Other: Valued using the closing price reported on the active market on which the individual securities are traded. If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices with similar characteristics. Investments included in this category include short term investments, real estate investment trusts, asset backed securities, mortgage backed securities, swaps, derivatives, futures and options. Investments in multi-strategy hedge fund and real estate are based on the Plan’s pro rata interest in the net assets of the partnership and have a redemption period and are reported in the Level 3 column. The multi-strategy hedge fund is comprised of two funds, one of which has a quarterly redemption period and the other with a monthly redemption period. They both require 45 days notice. The real estate fund does not have a specific redemption period, but is dependent upon the liquidation of underlying assets. None of the funds have a lock up period or funding commitment.

Cash: Stated at cost, which is equal to fair value, and held by an unaffiliated bank.

General Investment Account option: Liquidation value based on an actuarial formula as defined under the terms of the contract.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2017

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Separate investment accounts:
Common stocks:
U.S. large capitalization	$83	$243	$-	$326
U.S. small capitalization	35	59	-	94
U.S. mid capitalization	28	-	-	28
International small/mid capitalization	8	-	-	8
International large capitalization	7	147	-	154

Total common stocks	161	449	-	610

Debt instruments:
Corporate and other bonds	-	367	-	367
Long-term bond mutual fund	111	-	-	111
Short-term bond mutual funds	14	-	-	14

Total debt instruments	125	367	-	492

Registered investment companies:
Emerging markets	-	86	-	86
U.S. large capitalization	17	-	-	17

Total registered investment companies	17	86	-	103

Limited partnerships:
Private equity/venture capital	-	-	43	43

Total limited partnerships	-	-	43	43

Other:
Government securities	-	303	-	303
Collective investment trust	-	209	-	209
Real estate	-	-	53	53
Emerging markets	-	53	-	53
Other	-	42	19	61

Total other	-	607	72	679

Total separate investment accounts	303	1,509	115	1,927

Pension trust assets:
Common stocks:
U.S. large capitalization	125	-	-	125
Collective investment trust	-	44	-	44
Limited partnerships:
Other	-	-	109	109
Other	-	1	38	39

Total pension trust assets	125	45	147	317

Total General Investment Account	-	-	241	241

Total	$428	$1,554	$503	$2,485

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016
	Level 1	Level 2	Level 3	Total

	(In Millions)
Investments in the qualified pension plan:
Separate investment accounts:
Common stocks:
U.S. large capitalization	$78	$204	$-	$282
U.S. small capitalization	32	51	-	83
U.S. mid capitalization	24	-	-	24
International small/mid capitalization	6	-	-	6
International large capitalization value	5	116	-	121

Total common stocks	145	371	-	516

Debt instruments:
Corporate and other bonds	-	315	-	315
Long-term bond mutual fund	97	-	-	97
Short-term bond mutual funds	13	-	-	13

Total debt instruments	110	315	-	425

Registered investment companies:
Exchange traded fund	63	-	-	63
Emerging markets	64	-	-	64

Total registered investment companies	127	-	-	127

Limited partnerships:
International small/mid capitalization	-	-	168	168
Multi-strategy hedge funds	-	-	25	25
Private equity/venture capital	-	-	43	43

Total limited partnerships	-	-	236	236

Other:
Government securities	-	278	-	278
Real estate	-	-	51	51
Other	-	87	37	124

Total other	-	365	88	453

Total separate investment accounts	382	1,051	324	1,757

Pension trust assets:
Common stocks:
U.S. large capitalization	84	-	-	84
Limited partnerships:
Other	-	-	39	39
Real estate	-	-	41	41
Other	-	-	25	25

Total pension trust assets	84	-	105	189

Total general investment account	-	-	234	234

Total	$466	$1,051	$663	$2,180

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth a summary of changes in the fair value of the plan’s Level 3 invested assets:

	Beginning Balance 1/1/2017	Actual Return on Plan Assets	Purchases	Sales	Transfers	Ending Balance 12/31/2017

	(In Millions)

Separate investment accounts:
Real estate	$51	$2	$-	$-	$-	$53
Other	37	2	-	(20)	-	19
Limited partnerships:
International small/mid cap	168	-	-	-	(168)	-
Private equity/venture capital	43	4	1	(5)	-	43
Multi-strategy hedge fund	25	1	-	(26)	-	-
General investment account	234	3	120	(116)	-	241
Pension trust assets:
Limited partnerships:
Other	39	2	69	(1)	-	109
Other	25	2	36	(25)	-	38
Real estate	41	-	-	-	(41)	-

Total	$663	$16	$226	$(193)	$(209)	$503

	Beginning Balance 1/1/2016	Actual Return on Plan Assets	Purchases	Sales	Transfers	Ending Balance 12/31/2016

	(In Millions)

Separate investment accounts:
Real estate	$46	$5	$-	$-	$-	$51
Other	37	-	-	-	-	37
Limited partnerships:
International small/mid cap	155	13	-	-	-	168
Private equity venture capital	39	1	5	(2)	-	43
Other	25	-	-	-	-	25
General investment account	197	10	131	(104)	-	234
Pension trust assets:
Limited partnerships:
Other	-	-	41	(2)	-	39
Real estate	-	1	40	-	-	41
Other	-	-	25	-	-	25

Total	$499	$30	$242	$(108)	$-	$663

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on these criteria, there were no significant transfers into or out of Level 1, 2, or 3 for the years ended December 31, 2017 and 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.    Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, discount rate, demographics and mortality. The unrecognized net actuarial (gains) losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized for pension and other postretirement benefits into net periodic benefit cost over the remaining service-years of active employees.

As of December 31, 2017, the unamortized balance of the transition liability upon adoption of SSAP 102 was $3 million. This transition liability is being amortized through 2018.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss and the nonadmitted prepaid pension asset.

The following sets forth the amounts amortized from net surplus in the “Statutory Statements of Financial Position” and recognized as components of net periodic benefit cost in 2017 and 2016 and the amounts expected to be recognized in 2018:

	December 31,
	2018	2017	2016	2018	2017	2016

	Pension Benefits			Other Postretirement Benefits

	(In Millions)

Net prior service cost	$3	$3	$3	$(6)	$(6)	$(6)
Net recognized actuarial losses	55	65	70	2	2	3

The following sets forth the amounts to be amortized from net surplus in the “Statutory Statements of Financial Position” that have not yet been recognized as components of net periodic benefit cost:

	December 31,
	2017	2016	2017	2016

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Net prior service cost	$3	$6	$(46)	$(52)
Net actuarial losses	898	981	26	23
Unrecognized transition liability	3	10	-	-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2017	2016	2017	2016

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation	$3,036	$2,785	$354	$340
Less: fair value of plan assets	2,485	2,180	4	4

Projected benefit obligation funded status	$(551)	$(605)	$(350)	$(336)

The qualified pension plan was underfunded by $145 million as of December 31, 2017 and by $246 million as of December 31, 2016. The nonqualified pension plans are not funded and have total projected benefit obligations of $406 million as of December 31, 2017 and $359 million as of December 31, 2016.

The qualified pension plan non-admitted pension plan asset was $599 million as of December 31, 2017 and $624 million as of December 31, 2016.

The Company intends to fund $126 million in 2018 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g. Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and is included in general insurance expenses in the Statutory Statements of Operations. The net periodic cost recognized is as follows:

	Years Ended December 31,
	2017	2016	2015	2017	2016	2015

	Pension Benefits			Other Postretirement Benefits

	(In Millions)

Service cost	$126	$100	$71	$12	$12	$9
Interest cost	112	113	99	12	14	13
Expected return on plan assets	(147)	(144)	(154)	-	-	-
Amortization of unrecognized net actuarial and other losses	65	70	65	2	3	3
Amortization of unrecognized prior service cost	3	3	4	(6)	(6)	2

Total net periodic cost	$159	$142	$85	$20	$23	$27

The expected future pension and other postretirement benefit payments, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits

	(In Millions)

2018	$95	$20
2019	101	21
2020	107	21
2021	113	21
2022	118	20
2023-2027	674	97

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense recognized in the Statutory Statements of Operations for all employee and agent benefit plans is as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Pension	$159	$142	$85
Health	131	103	88
Thrift	56	46	42
Postretirement	20	23	27
Postemployment	-	-	4
Life	4	4	3
Disability	4	4	3
Other benefits	10	10	9

Total	$384	$332	$261

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

December 31,
	2017	2016	2015	2017	2016	2015

	Pension Benefits			Other Postretirement Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	3.60%	4.10%	4.30%	3.40%	3.85%	3.95%
Expected long-term rate of return on plan assets	6.75%	6.75%	7.00%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%

Net periodic benefit cost:
Discount rate	4.10%	4.30%	3.90%	3.85%	3.95%	3.75%
Expected long-term rate of return on plan assets	6.75%	7.00%	7.25%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	4.00%	3.50%	3.50%	4.00%

The discount rate used to determine the benefit obligations as of year end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each class of asset.

13.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2017	2016	2015

Weighted average grant date fair value:
PSARs granted during the year	$79.47	$86.80	$99.42
PRS granted during the year	80.09	86.67	98.64
Intrinsic value (in thousands):
PSARs options exercised	4,794	5,220	38,282
PRS liabilities paid	19,802	25,931	30,560
Fair value of shares vested during the year	35,563	26,622	44,476

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS

		Weighted Average			Weighted Average

	Number of Share Units	Price	Remaining Contract Terms	Number of Share Units	Price	Remaining Contract Terms

	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding as of December 31, 2015	2,562	$85.88	3.3	1,088	$80.89	2.7
Granted	1,175	86.80		400	86.67
Exercised	(445)	77.79		(301)	69.54
Forfeited	(298)	86.68		(105)	83.88

Outstanding as of December 31, 2016	2,994	87.35	3.2	1,082	85.33	2.9
Granted	1,251	79.47		428	80.09
Exercised	(512)	78.54		(246)	75.22
Forfeited	(108)	90.33		(60)	87.19

Outstanding as of December 31, 2017	3,625	85.78	3.1	1,204	85.46	3.0

Exercisable as of December 31, 2017	713	$81.44	1.3	-	$-	-

The PSARs compensation was an expense of $23 million for the year ended December 31, 2017 and a benefit of $4 million for the year ended December 31, 2016 and an expense of $5 million for the year ended December 31, 2015. The PSARs accrued compensation liability was $20 million as of December 31, 2017 and $2 million as of December 31, 2016. The unrecognized compensation expense related to nonvested PSARs awards was $16 million for the year ended December 31, 2017 and there was no unrecognized compensation expense related to novested PSARs awards for the year ended December 31, 2016 and $3 million for the year ended December 31, 2015. The weighted average period over which the expense is expected to be recognized is 3.1 years. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $33 million for the year ended December 31, 2017 and $18 million for the year ended December 31, 2016 and $16 million for the year ended December 31, 2015. The PRS accrued compensation liability was $55 million for the year ended December 31, 2017 and $44 million for the year ended December 31,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

2016. The Unrecognized compensation expense related to nonvested PRS awards was $53 million as of December 31, 2017, $39 million as of December 31, 2016 and December 31, 2015, respectively. The weighted average period over which the expense is expected to be recognized is 3.0 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability.

14.	Surplus notes

The Company executed a tender offer in March 2017 for $440 million par value of surplus notes maturing in 2039. The Company paid $711 million of cash to settle the tender offer which resulted in a pre-tax loss of $271 million. This loss is included in net realized gains (losses) within the Statutory Statements of Operations and other costs of investments acquired within the Statutory Statements of Cash Flows and is net of a tax benefit of $95 million.

The following table summarizes the surplus notes issued and outstanding as of December 31, 2017:

Issue Date	Face Amount	Carrying Value	Interest Rate	Maturity Date	Scheduled Annual Interest Payment Dates
($ In Millions)
11/15/1993	$ 250	$ 250	7.625%	11/15/2023	May 15 & Nov 15
03/01/1994	100	100	7.500%	03/01/2024	Mar 1 & Sept 1
05/12/2003	250	250	5.625%	05/15/2033	May 15 & Nov 15
06/01/2009	310	307	8.875%	06/01/2039	Jun 1 & Dec 1
01/17/2012	400	399	5.375%	12/01/2041	Jun 1 & Dec 1
04/15/2015	500	491	4.500%	04/15/2065	Apr 15 & Oct 15
03/20/2017	475	471	4.900%	04/01/2077	Apr 1 & Oct 1

Total	$ 2,285	$ 2,268

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2017, the unapproved interest was $21 million. Through December 31, 2017, the Company paid cumulative interest of $1,571 million on surplus notes. Interest of $137 million was approved and paid during the year ended December 31, 2017.

Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009, 2012 or 2015.

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2017, 2016 and 2015. Accordingly, the Company has excluded these non-cash activities from the Statutory Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015.

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Premium ceded under new reinsurance agreement	$4,002	$-	$-
Bond conversions and refinancing	796	419	1,197
Partnerships and LLCs contributed to Insurance Road LLC	743	-	-
Premium recognized for group annuity contracts	490	905	1,471
Partnerships and LLCs contributed to MassMutual Asset Finance LLC	350	-	-
Stock conversions	331	22	-
Transfer of real estate to partnerships and LLCs	138	-	-
Contributions of affiliated common stock	103	-	-
Bond distributions from partnerships and LLCs	94	80	-
Stock to bond	74	-	-
Mortgage loans contributed to partnerships	20	98	-
Stock distributions from partnerships and LLCs	2	106	-
Acquisition of affiliated common stock for bonds and mortgage loans	-	3,287	-
Partnerships and LLCs contributed to MMHLLC	-	682	-
Bonds converted from long-term to short-term	-	89
Bank loan rollovers	-	5	143
Deposit-type liabilities assigned in exchange for bonds	-	-	690
Bonds received in exchange for equity of an indirect subsidiary	-	-	185
Bonds received as consideration for assignment of deposit-type liabilities	-	-	(690)
Bonds received as consideration for group annuity contracts	(490)	(905)	(1,466)
Funds held under coinsurance	(4,002)	-	-
Other	151	93	129

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other LTC insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its indirect international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Significant volatility in the financial markets, and government actions taken in response, may exacerbate some of the risks the Company faces. The Company holds investments in energy and certain other commodity sectors, which have experienced similar overall market volatility and declines. With the continued weaker economic outlook in these sectors, there may be an increase in reported default rates or potential downgrades to the ratings of companies exposed to these sectors. In addition, concerns over the solvency of certain countries and sovereignties and the entities that have significant exposure to their debt have created market volatility. This volatility may continue to affect the performance of various asset classes until there is an ultimate resolution of the sovereign debt related concerns.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

Political Uncertainties

Political events, such as the ongoing volatility with respect to the European Union, may trigger or exacerbate the risk factors described above. Whether those underlying risk factors are driven by politics or not, the Company’s dynamic approach to managing risks enables management to utilize the mitigating actions described above to attempt to reduce the potential impact of each underlying risk factor on the Company.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OppenheimerFunds, Inc. (OFI) and Barings. Total rental expense on net operating leases, recorded in general insurance expenses, was $160 million for the year ended December 31, 2017, $130 million for the year ended December 31, 2016. Net operating leases are net of sublease receipts of $10 million for the year ended December 31, 2017 and $8 million for the year ended December 31, 2016.

The Company has entered into three sale-leaseback transactions with unrelated parties to sell and leaseback certain fixed assets with book values of $120 million, $110 million and $100 million, which resulted in no gain or loss. The leases have five year terms, which expire in 2018, 2020 and 2021 with annual lease payments of approximately $24 million, $22 million and $20 million. At the end of the leases, the Company has the option to purchase the underlying assets at fair value.

Future minimum commitments for all lease obligations as of December 31, 2016 were as follows:

	Gross	Affiliated Subleases	Nonaffiliated Subleases	Net

	(In Millions)

2018	$155	$9	$2	$144
2019	124	9	2	113
2020	110	9	1	100
2021	72	7	1	64
2022	38	4	1	33
Thereafter	58	4	-	54

Total	$557	$42	$7	$508

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss and any related insurance recoveries, if any. An accrual is subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters are inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed. The Company is not able to provide a reasonable estimate of the aggregate range of any reasonably possible losses related to these matters.

e.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2017, the Company had approximately $123 million of these unsecured funding commitments to its subsidiaries and $300 million as of December 31, 2016. The unsecured commitments are included in private placements in the table below. As of December 31, 2017 and 2016, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $152 million as of December 31, 2017 and approximately $144 million as of December 31, 2016. As of December 31, 2017 and 2016, the Company did not have any funding requests attributable to these letter of credit arrangements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2017, the Company had the following outstanding commitments:

	2018	2019	2020	2021	2022	Thereafter	Total

	(In Millions)

Private placements	$845	$1	$1,320	$32	$53	$210	$2,461
Mortgage loans	349	312	907	19	12	185	1,784
Real estate	-	16	204	-	-	-	220
Partnerships and LLC	481	439	292	213	350	910	2,685
LIHTCs (including equity contributions)	17	101	262	200	-	31	611

Total	$1,692	$869	$2,985	$464	$415	$1,336	$7,761

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2017 and 2016, the Company had no outstanding obligations attributable to these commitments.

f.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2017 and 2016, the Company had no outstanding obligations to any obligor attributable to these guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2017.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (BREA and Barings), if the subsidiary is unable to pay.	-	The liabilities for these plans of $206 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life, MML Bay State Life, MassMutual Asia Limited, Oppenheimer Acquisition Corp. and MassMutual Japan).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	-	The future maximum potential obligations are immaterial to the Company.

Real Estate Development Completion Guarantee	The Company issued a construction loan for a real estate development project. The land on which the property is to be built is subject to a ground lease. In conjunction with issuing this construction loan, the Company has also issued a completion guarantee to the land owner that pays only in the event the project is not completed. The project is expected to be completed by June 2019.	-	$350 million

Secure Capital for Variable Annuity Separate Accounts	The Company guarantees the capital contributions required to be made by a variable annuity separate account contract holder in the event the contract holder fails to payoff a subscription line utilized to deploy capital for the separate account.	-	$45 million with the right to increase the line to $220 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services.

The Company has agreements with its subsidiaries and affiliates, including IRLLC, Copper Hill LLC (CHLLC), OFI, MML Investment Advisers, LLC, The MassMutual Trust Company, FSB, MMI and Baring International Investment Limited, where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

The Company has agreements with its subsidiaries, Barings, Barings Real Estate Advisers, LLC (BREA), MML Investment Advisers LLC, OFI and MassMutual Intellectual Property (MMIP), which provide investment advisory services and licensing agreements to the Company.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended
	2017	2016	2015

	(In Millions)

Fee income:
Management and service contracts and cost-sharing arrangements	$341	$310	$253
Investment advisory income	23	21	24
Recordkeeping and other services	23	23	21
Fee expense:
Investment advisory services	248	303	270
Roaylty and licensing fees	26	-	-

The Company reported amounts due from subsidiaries and affiliates of $59 million as of December 31, 2017 and $69 million as of December 31, 2016. The Company reported amounts due to subsidiaries and affiliates of ($7) million as of December 31, 2017 and $37 million as of December 31, 2016. Terms generally require settlement of these amounts within 30 to 90 days.

MassMutual’s wholly owned indirect subsidiaries, Barings and BREA, invest a portion of their nonqualified compensation plan in GICs. For the year ended December 31, 2017, MassMutual credited interest on deposits of $2 million to the Barings contract and $1 million to the BREA contract. For the year ended December 31, 2016, MassMutual credited interest on deposits of $4 million to the Barings contract and $2 million to the BREA contract.

MassMutual and C.M. Life together, approved financing for MassMutual Asset Finance, LLC (MMAF) of $4,475 million for 2017 and 2016, which can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. As of December 31, 2017 and 2016, the Company approved financing of $4,229 million. During 2017, MMAF borrowed $1,781 million and repaid $1,890 million under the credit facility. During 2016 MMAF borrowed $1,647 million and repaid $1,136 million under the credit facility. Outstanding borrowings under the facility with MassMutual were $3,177 million as of December 31, 2017 and $3,286 million as of December 31, 2016. Interest for these borrowings was $73 million for the year ended December 31, 2017 and $63 million for the year ended December 31, 2016. The interest of this facility adjusts monthly based on the 30-day LIBOR.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and C.M. Life together, approved financing of $250 million as of December 31, 2017 and 2016, for Jefferies Finance LLC (Jefferies) that can be used for the short-term financing of assets underwritten by Jefferies. As of December 31, 2017 and 2016, MassMutual approved financing of $225 million for Jefferies. During 2017, Jefferies borrowed $2,379 million and repaid $2,177 million under the credit facility. During 2016, Jefferies borrowed $203 million and repaid $178 million under the credit facility. There were no outstanding borrowings under the facility as of December 31, 2017 and 2016 and all outstanding interest had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In November 2017, MassMutual contributed certain receivables of $315 million to CHLLC, a wholly-owned subsidiary. The contribution was recorded at book value with no gain or loss recognized on the transaction. In December 2017, CHLLC paid a return of capital to the Company of $305 million.

In June 2017, MassMutual contributed certain intellectual property, with no carrying value, in an affiliated transaction with IRLLC, a wholly-owned subsidiary of MassMutual and therefore no gain or loss was recognized on the transaction. In June 2017, MassMutual became party to an agreement MMIP effective June 30, 2017, that gave MassMutual the right to use certain intellectual property in the operation of its business. In 2017, MassMutual paid a fee of $26 million for these rights.

In 2017, MassMutual contributed its ownership in certain partnerships and LLCs with a carrying value of approximately $743 million to IRLLC in an affiliated transaction and therefore no gain or loss was recognized on the transaction.

On November 23, 2015, MassMutual and Pioneers Gate LLC (Pioneers Gate) completed an equity for debt swap. Pioneers Gate swapped $185 million of MassMutual’s contributed capital for $185 million of additional Pioneers Gate debt. No cash was distributed by Pioneers Gate.

The Company held debt issued by MMHLLC that amounted to $1,769 million as of December 31, 2017 and $1,769 million as of December 31, 2016. The Company recorded interest income on MMHLLC debt of $67 million in 2017 and $76 million in 2016.

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

As of December 31, 2017, the net reinsurance amounts due to C.M. Life and MML Bay State were $39 million and as of December 31, 2016, the net reinsurance amounts due to C.M. Life and MML Bay State were $66 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Premium assumed	$52	$53	$57
Modco adjustments, included in fees and other income	14	9	15
Expense allowance on reinsurance assumed, included in commissions	(20)	(21)	(21)
Policyholders’ benefits	(134)	(109)	(97)
Experience refunds paid	1	-	-

For further information on common stocks - subsidiaries and affiliates, refer to Note 5c. “Common stocks - subsidiaries and affiliates.”

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 16e. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 16f. “Guarantees” for information on the guarantees.

18.	Business combinations and goodwill

On July 1, 2016, the Company acquired the PCG. The advisor force includes more than 40 local sales and advisory operations and approximately 4,000 advisors across the country, which expands the Company’s existing MMFA to more than 9,200 financial professionals. The purchase of MSIFS was accounted for under the statutory purchase method, classified as investments in common stocks – subsidiaries and affiliates at a cost of $126 million and resulted in the recognition of statutory goodwill of $38 million. The Company also paid $162 million of cash to acquire the remaining PCG assets of $251 million and liabilities of $89 million, which includes the $41 million of liabilities as disclosed in Note 12. “Employee benefit plans”. The remaining PCG assets include $208 million of assets that are nonadmitted. The Company recorded $4 million of goodwill amortization in 2017.

19.	Subsequent events

Management of the Company has evaluated subsequent events through February 16, 2018, the date the financial statements were available to be issued.

On January 11, 2018, MassMutual issued a $500 million funding agreement with a 2.95% fixed rate and a 7-year maturity.

No additional events have occurred subsequent to the date of the Statements of Financial Position.

20.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2017 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MML Mezzanine Investor L, LLC

Berkshire Way

MML Special Situations Investor LLC

Timberland Forest Holding LLC

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MSP – SC, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

Insurance Road LLC

MM Copper Hill Road LLC

Invicta Advisors LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MassMutual Retirement Services, LLC

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

MML Mezzanine Investor, LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MassMutual Asset Finance LLC

MassMutual Mortgage Lending LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

Pioneers Gate LLC

MassMutual Holding LLC

MassMutual International, LLC

MML Management Corporation

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of Timberland Forest Holding LLC

Lyme Adirondack Forest Company, LLC

Subsidiaries of Insurance Road LLC

MassMutual Trad Private Equity LLC

MassMutual Intellectual Property LLC

MML Investment Advisers, LLC

(No Subsidiaries)

Subsidiaries of MassMutual Asset Finance LLC

MMAF Equipment Finance LLC 2009-A

MMAF Equipment Finance LLC 2011-A

Pioneers Gate LLC

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

Fern Street LLC

First Mercantile Trust Company

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Haven Life Insurance Agency, LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures LLC

MM Rothesay Holdco US LLC

MML Investors Services, LLC

LifeScore Labs, LLC

MM Asset Management Holding LLC

Subsidiaries of MassMutual International LLC

MassMutual Asia Limited

MassMutual Life Insurance Company

MassMutual Internacional (Chile) SpA

Subsidiaries of MML Management Corporation

MassMutual Holding MSC, Inc.

MassMutual International Holding MSC, Inc.

MSI Financial Services, Inc.

(No subsidiaries)

Subsidiaries of Barings LLC (a subsidiary of MM Asset Management Holding LLC)

Barings Finance LLC

Barings Securities LLC

Barings Guernsey Limited

Barings Advisers (Japan) KK

Barings Multifamily Capital Holdings LLC

Barings Real Estate Advisers Inc.

Barings Real Estate Advisers Japan K.K.

Barings Real Estate UK Holdings Limited

MassMutual Baring Holding, LLC

Barings Australia Holding Company Pty Ltd.

Barings Investment Advisers (Hong Kong) Ltd

Subsidiaries of OppenheimerFunds, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

OppenheimerFunds Distributor, Inc.

Oppenheimer Real Asset Management, Inc.

OFI Global Institutional, Inc.

OFI SteelPath, Inc.

Shareholder Services, Inc.

OFI Advisors, LLC

OFI Global Asset Management, Inc.

OFI Private Investments, Inc.

Subsidiaries of OppenheimerFunds Distributor, Inc.

(No subsidiaries)

Subsidiaries of Tremont Group Holdings, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

Tremont Partners, LLC

Tremont GP, LLC

Settlement Agent LLC

Tremont (Bermuda) Limited

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding LLC)

Baring International Investment Limited

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Baring International Investment Management Holdings Limited

Baring Fund Managers Limited

Baring Pension Trustees Limited

Baring Investment Services Limited

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for non-domestic insurance subsidiaries and controlled affiliates of the Company:

		As of December 31, 2017

	CUSIP	Gross Value	Non- admitted	Admitted	Latest Filing	2016 Approved Valuation	Filing Code	Valuation Method Disallowed?

	($ in Millions)

MassMutual Holding LLC	57543#-11-8	$9,116	$-	$9,116	6/29/2017	$8,870	Sub-2	No
The MassMutual Trust Co, FSB	57631@-10-5	22	-	22	6/27/2017	19	Sub-2	No
Cornerstone Global REIT Corp	21926@-10-5	-	-	-	6/22/2017	2	Sub-2	No
MML Management Corporation	55338@105	956	-	956	6/27/2017	-	Sub-1	No

Aggregate Total:		$10,094	$-	$10,094		$8,891

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2017	$3,949,512.96	$-	$3,949,512.96	$1,958,758.69	$(1,990,754.27)	$1,958,758.69	$2,023,951.71
September 30, 2017	4,436,541.89	-	4,436,541.89	876,942.38	(3,559,599.51)	876,942.38	4,647,683.14
June 30, 2017	40,538,550.91	-	40,538,550.91	39,808,955.56	(729,595.35)	39,808,955.56	60,990,731.58
March 31, 2017	41,788,379.55	-	41,788,379.55	41,391,888.99	(396,490.56)	41,391,888.99	56,156,935.64
December 31, 2016	42,175,937.60	-	42,175,937.60	42,045,720.84	(130,216.76)	42,045,720.84	54,619,477.38
September 30, 2016	44,266,477.52	-	44,266,477.52	41,890,535.09	(2,375,942.43)	41,890,535.09	61,300,065.96
June 30, 2016	49,097,216.64	-	49,097,216.64	48,202,702.65	(894,513.99)	48,202,702.65	63,207,410.31
March 31, 2016	57,985,070.61	-	57,985,070.61	55,783,978.83	(2,201,091.78)	55,783,978.83	70,578,396.73
December 31, 2015	4,881,393.98	-	4,881,393.98	4,783,193.97	(98,200.01)	4,783,193.97	4,728,735.62
September 30, 2015	50,531,382.40	-	50,531,382.40	45,665,858.52	(4,865,523.88)	45,665,858.52	58,523,652.24
June 30, 2015	66,924,926.70	-	66,924,926.70	65,240,585.41	(1,684,341.29)	65,240,585.41	72,953,475.23
March 31, 2015	17,856,447.05	-	17,856,447.05	17,681,510.35	(174,936.70)	17,681,510.35	17,553,998.88
December 31, 2014	69,225,742.98	-	69,225,742.98	68,301,291.28	(924,451.70)	68,301,291.28	79,410,553.48
September 30, 2014	645,720.82	-	645,720.82	604,437.11	(41,283.71)	604,437.11	627,381.39
June 30, 2014	57,012,606.16	-	57,012,606.16	55,422,168.01	(1,590,438.15)	55,422,168.01	75,253,387.54
March 31, 2014	91,702,041.47	-	91,702,041.47	80,744,073.99	(10,957,967.48)	80,744,073.99	97,672,070.74
December 31, 2013	113,707,950.98	-	113,707,950.98	108,815,640.18	(4,892,310.80)	108,815,640.18	111,783,051.88
September 30, 2013	81,945,730.49	-	81,945,730.49	80,589,482.19	(1,356,248.30)	80,589,482.19	77,049,314.39
June 30, 2013	147,215,936.13	-	147,215,936.13	142,140,571.53	(5,075,364.60)	142,140,571.53	130,973,022.96
March 31, 2013	194,772,024.52	-	194,772,024.52	188,372,088.50	(6,399,936.02)	188,372,088.50	176,678,910.26
December 31, 2012	378,096,660.04	-	378,096,660.04	366,323,110.21	(11,773,549.83)	366,323,110.21	333,086,072.58
September 30, 2012	816,573,456.06	-	816,573,456.06	788,350,822.82	(28,222,633.24)	788,350,822.82	697,683,288.85
June 30, 2012	912,025,936.52	-	912,025,936.52	890,494,220.76	(21,531,715.76)	890,494,220.76	708,872,106.49
March 31, 2012	1,095,018,529.18	-	1,095,018,529.18	1,058,132,041.09	(36,886,488.09)	1,058,132,041.09	841,095,012.78
December 31, 2011	1,090,904,993.06	-	1,090,904,993.06	1,056,761,288.41	(34,143,704.65)	1,056,761,288.41	754,310,837.90
September 30, 2011	762,320,631.78	-	762,320,631.78	738,510,047.63	(23,810,584.15)	738,510,047.63	546,494,231.96
June 30, 2011	1,130,732,656.14	-	1,130,732,656.14	1,078,535,670.23	(52,196,985.91)	1,078,535,670.23	839,143,290.12
March 31, 2011	1,097,705,351.09	-	1,097,705,351.09	1,068,852,203.67	(28,853,147.42)	1,068,852,203.67	816,688,348.33
December 31, 2010	968,742,508.30	-	968,742,508.30	950,111,416.81	(18,631,091.49)	950,111,416.81	708,895,636.97
September 30, 2010	915,728,029.86	-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31	-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71	-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70	-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02	(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals		$(106,853,708.32)			$(643,996,675.34)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
03927RAA2	2,886,562.89	-	2,886,562.89	1,464,907.06	(1,421,655.83)	1,464,907.06	1,481,241.11
03927RAB0	910,639.01	-	910,639.01	363,542.69	(547,096.32)	363,542.69	362,175.51
07386HCP4	7,994.89	-	7,994.89	1,386.05	(6,608.84)	1,386.05	2,673.29
12669GMS7	25,100.71	-	25,100.71	21,923.44	(3,177.27)	21,923.44	21,921.13
22541QQR6	21,202.35	-	21,202.35	12,504.34	(8,698.01)	12,504.34	16,105.52
2254W0NK7	97,695.32	-	97,695.32	94,495.11	(3,200.21)	94,495.11	139,833.41

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

86359ACG6	317.79	-	317.79	-	(317.79)	-	1.74
Totals	$3,949,512.96	$-	$3,949,512.96	$1,958,758.69	$(1,990,754.27)	$1,958,758.69	$2,023,951.71

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NMA4	42,273.18	-	42,273.18	41,434.09	(839.09)	41,434.09	41,095.03
22541NMB2	11,868.56	-	11,868.56	11,634.10	(234.46)	11,634.10	11,534.82
22541SSD1	12,232.04	-	12,232.04	19.50	(12,212.54)	19.50	5,978.48
52108MDP5	3,497,947.00	-	3,497,947.00	-	(3,497,947.00)	-	1,925,412.53
55274SAM3	167,196.18	-	167,196.18	153,990.63	(13,205.55)	153,990.63	179,428.50
76110W4J2	1,131.15	-	1,131.15	229.03	(902.12)	229.03	555.83
88157QAL2	686,944.68	-	686,944.68	660,920.66	(26,024.02)	660,920.66	2,125,942.76
89789KAC9	16,949.10	-	16,949.10	8,714.37	(8,234.73)	8,714.37	357,735.19
Totals	$4,436,541.89	$-	$4,436,541.89	$876,942.38	$(3,559,599.51)	$876,942.38	$4,647,683.14

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	4,413.15	-	4,413.15	2,326.35	(2,086.80)	2,326.35	4,073.27
86358RLG0	3,484.71	-	3,484.71	2,669.64	(815.07)	2,669.64	30,170.77
86359ACG6	16,323.86	-	16,323.86	2.02	(16,321.84)	2.02	2.49
88157QAL2	774,182.08	-	774,182.08	675,598.95	(98,583.13)	675,598.95	1,947,675.43
89789KAC9	17,294.14	-	17,294.14	8,919.66	(8,374.48)	8,919.66	356,046.75
77277LAF4	22,514,590.18	-	22,514,590.18	22,167,493.44	(347,096.74)	22,167,493.44	34,318,674.16
77277LAH0	1,135,087.94	-	1,135,087.94	1,118,158.56	(16,929.38)	1,118,158.56	2,738,435.22
77277LAJ6	16,073,174.85	-	16,073,174.85	15,833,786.94	(239,387.91)	15,833,786.94	21,595,653.49
Totals	$40,538,550.91	$-	$40,538,550.91	$39,808,955.56	$(729,595.35)	$39,808,955.56	$60,990,731.58

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GH76	$274,893.76	$-	$274,893.76	$44,730.49	$(230,163.27)	$44,730.49	$152,776.75
22541QJR4	11,175.33	-	11,175.33	53.52	(11,121.81)	53.52	6,865.92
32051DCK6	182,177.17	-	182,177.17	160,728.11	(21,449.06)	160,728.11	179,180.14
55274SAM3	225,789.88	-	225,789.88	209,839.17	(15,950.71)	209,839.17	218,832.17
86358RA23	1,326,199.14	-	1,326,199.14	1,253,635.93	(72,563.21)	1,253,635.93	1,289,098.83
86359ACG6	6,287.32	-	6,287.32	48.80	(6,238.52)	48.80	2.41
US77277LAF40	22,537,014.10	-	22,537,014.10	22,514,590.18	(22,423.92)	22,514,590.18	31,699,906.98
US77277LAH06	1,136,181.78	-	1,136,181.78	1,135,087.94	(1,093.84)	1,135,087.94	2,662,526.10
US77277LAJ61	16,088,661.07	-	16,088,661.07	16,073,174.85	(15,486.22)	16,073,174.85	19,947,746.34
Totals	$41,788,379.55	$-	$41,788,379.55	$41,391,888.99	$(396,490.56)	$41,391,888.99	$56,156,935.64

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

22.	Structured Notes

A structured note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either: (a) the coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or (b) the coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate. As structured notes are issuer obligations without a trust, they are within the scope of SSAP No. 26R, “Bonds, Excluding Loan-backed and Structured Securities”. Structured notes are different than the asset backed structured securities, which are accounted for under SSAP No. 43R, “Loan-Backed and Structured Securities”, as they lack either a trust or assets backing them. The disclosure below allows regulators to assess the volume of activity in structured notes and to determine whether additional accounting or reporting revisions, such as valuation and risk-based capital, are needed. To satisfy this request, the Company is required to separately identify structured notes, on a CUSIP basis and provide information by CUSIP for actual cost, fair value, book/adjusted carrying value, and whether the structured note is a mortgage-referenced security. The following sets forth the actual cost, fair value and carrying value of structured notes as of December 31, 2017:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
3137G0EQ8	$836,289	$837,227	$836,289	YES
3137G0HQ5	1,058,318	1,060,396	1,058,318	YES
391164AF7	8,467,560	8,283,764	8,234,722	NO
5262720	1,262,834	1,268,626	1,270,727	NO
912810FR4	4,944,283	6,292,872	5,593,897	NO
912810PS1	1,874,118	2,718,974	2,310,670	NO
912810RF7	67,974,258	85,528,045	80,374,392	NO
BYZK109	9,327,385	10,243,850	9,347,705	NO
XS0841385411	937,950	937,950	951,189	NO
Total	$96,682,995	$117,171,704	$109,977,909

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit (a)	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account – Incorporated by reference to Initial Registration Statement File No. 333-22557 filed February 28, 1997

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Initial Registration Statement File No. 333-202684 filed March 12, 2015

Exhibit (d)	i.	Form of Flexible Premium, Variable, Whole Life Insurance Policy – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-23126 filed April 27, 1998

	ii.	Form of Accelerated Death Benefit Rider – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-82060 filed February 4, 2005

	iii.	Form of Accidental Death Benefit Rider – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 033-23126 filed December 21, 2006

	iv.	Form of Insurability Protection Rider – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 033-23126 filed December 21, 2006

	v.	Form of Waiver of Monthly Charges Rider – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 033-23126 filed December 21, 2006

Exhibit (e)	Form of application for Flexible Premium, Variable, Whole Life Insurance Policy – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-23126 filed April 27, 1998

Exhibit (f)	i.	Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

	ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

Exhibit (g)	Reinsurance Contracts

	i.	Employers Reassurance Corporation

		a.	Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) dated January 1, 1999 and amendments dated January 1, 1999, January 1, 1999, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, July 1, 2001, February 29, 2004, April 10, 2006 and September 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement File No. 033-19605 filed April 25, 2012

			•	Amendments effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2012

			•	Amendment effective March 12, 2013 – Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement File No. 033-19605 filed April 29, 2014

	ii.	Munich American Reassurance

		a.	Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) dated January 1, 1999 and amendments dated January 1, 1999, January 1, 1999 and January 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement File No. 033-19605 filed April 25, 2012

			•	Amendments dated October 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 033-82060 filed April 25, 2012

			•	Amendments dated September 1, 2006 and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

			•	Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 25, 2011

			•	Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

			•	Amendments dated January 1, 1999, September 1, 1999, June 15, 2001 and March 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 File No. 333-49457 filed April 25, 2012

			•	Amendments effective January 1, 1999 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

			•	Amendment effective January 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

			•	Amendments effective May 1, 2012 and May 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement File No. 033-19605 filed April 29, 2014

	iii.	RGA Reinsurance Company /Allianz Life Insurance Company of North America

		a.	Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) dated January 1, 1999 and amendments dated January 1, 1999, January 1, 1999, January 1, 1999, January 1, 1999 and October 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement File No. 033-19605 filed April 25, 2012

			•	Amendments dated January 1, 2002, September 1, 2006 and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

			•	Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 25, 2011

			•	Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

			•	Amendments dated January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001 and March 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 File No. 333-49457 filed April 25, 2012

			•	Amendments effective January 1, 2012 and July 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

			•	Amendment effective January 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

			•	Amendment effective May 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement File No. 033-19605 filed April 29, 2014

			•	Amendment effective May 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-82060 filed April 28, 2014

			•	Amendment effective August 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

			•	Amendments effective August 28, 2014 and August 28, 2014 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 033-82060 filed April 29, 2015

Exhibit (h)	i.	Participation, Selling, Servicing Agreements:

		a.	MML Funds

			–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company)– Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

• First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

• Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

• Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Seventh Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

		b.	MML II Funds

			–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

• First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

• Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

•    Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-122804 filed March 1, 2013

• Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Ninth Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

		c.	Oppenheimer Funds

			–	Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

• Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

• Amendment No. 4 dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

	d.	T. Rowe Price Funds

		–	Participation Agreement dated as of June 1, 1998 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

•    Amendments effective December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party), May 1, 2006, and January 7, 2008 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment effective March 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

• Amendment dated January 17, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Amendment dated December 23, 2014 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

• Amendment effective September 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-22557 filed on or about April 26, 2017

ii.	Shareholder Information Agreements (Rule 22c-2 Agreements)

	a.	MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	b.	MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	c.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	d.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

•    Amendment dated as of March 1, 2017 (T. Rowe Price Fixed Income Series, Inc. and T. Rowe Price Equity Series, Inc. are each made a party to the agreement) – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-22557 filed April 26, 2017

Exhibit (i)		Not Applicable

Exhibit (j)		Not Applicable

Exhibit (k)		Opinion and Consent of Counsel as to the legality of the securities being registered – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 033-23126 filed April 28, 2010

Exhibit (l)		Not Applicable

Exhibit (m)		Not Applicable

Exhibit (n)	i.	Auditor Consents:

• Company Financial Statements *
• Separate Account Financial Statements *

	ii.	Powers of Attorney for:

		• Roger W. Crandall	• Jeffrey H. Leiden
		• Karen H. Bechtel	• Laura J. Sen
		• Mark T. Bertolini	• William T. Spitz
		• Karen A. Corbet	• H. Todd Stitzer
		• James H. DeGraffenreidt, Jr.	• Elizabeth A. Ward
• Isabel D. Goren

– Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

	iii.	Power of Attorney for:

• Sean Newth

– Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-50410 filed November 21, 2017

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum dated April 23, 2018, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed on or about April 24, 2018

*	filed herewith

Item 27.	Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman 1295 State Street B101 Springfield, MA 01111	Kathleen A. Corbet, Director 49 Cross Ridge Road New Canaan, CT 06840	Karen Bechtel, Director 100 South Point Drive, Apt 3604 Miami, FL 33139
Mark T. Bertolini, Director 151 Farmington Avenue Hartford, CT 06156	James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	Isabella D. Goren, Director 16228 Shadybank Drive Dallas, TX 7524
Jeffrey M. Leiden, Director 50 Northern Avenue Boston, MA 02210	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911	Laura J. Sen, Director 95 Pembroke Street, Unit 1 Boston, MA 02118
William T. Spitz, Director 16 Wynstone Nashville, TN 37215	H. Todd Stitzer, Lead Director 1312 Casey Key Road Nokomis, FL 34275

Principal Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Melvin T. Corbett, Executive Vice President and Chief Investment Officer 1295 State Street Springfield, MA 01111
Roger W. Crandall, President and Chief Executive Officer (principal executive officer) 1295 State Street B101 Springfield, MA 01111	Pia Flanagan, Vice President, Corporate Secretary & Chief of Staff 1295 State Street Springfield, MA 01111
Michael J. O’Connor, Senior Vice President and General Counsel 1295 State Street Springfield, MA 01111	Mark Roellig, Executive Vice President, Head of Technology and Administration 1295 State Street Springfield, MA 01111
Elizabeth A. Ward, Executive Vice President, Chief Financial Officer and Chief Actuary 1295 State Street Springfield, MA 01111	Susan Cicco, Senior Vice President, Chief Human Resources and Communications Officer 1295 State Street Springfield, MA 01111
Michael Fanning, Executive Vice President - MassMutual U.S. 1295 State Street Springfield, MA 01111	Gareth F. Ross, Senior Vice President -Chief Customer Officer 1295 State Street Springfield, MA 01111
Sean Newth, Chief Accounting Officer and Corporate Controller 1295 State Street Springfield, MA 01111	Geoff Craddock, Chief Risk Officer 1295 State Street Springfield, MA 01111

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916, as filed with the Securities and Exchange Commission on or about April 24, 2018.

Item 29.	Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

(a)	MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies/certificates sold by its registered representatives.

MMLIS, either jointly with certain other affiliates or individually, acts as principal underwriter for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MML Investors Services, LLC is the principal underwriter for this policy. The following people are officers and directors of MML Investors Services, LLC:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
John Vaccaro	Chief Executive Officer, Director (Chairman of the Board)	*
Wendy Benson	President, Director	*
Michael Fanning	Director	*
Elizabeth Ward	Director	*
Mark Kaye	Director	*
Geoffrey Craddock	Director	*
William F. Monroe, Jr.	Vice President, Chief Operating Officer	*
Christine Frederick	Chief Compliance Office	*
Susan Scanlon	Deputy Chief Compliance Officer	**
James P. Puhala	Deputy Chief Compliance Officer	*
Thomas Bauer	Chief Technology Officer	*
David Mink	Vice President	***
Mary B. Wilkinson	Vice President	***
James Fago	Vice President	***
Paul Lapiana	Vice President, Agency Field Force Supervisor	***
David Holtzer	Field Risk Officer	***
Robert S. Rosenthal	Chief Legal Officer, Vice President, and Secretary	*
Edward K. Duch, Ill	Assistant Secretary	*
Amy Francella	Assistant Secretary	470 Atlantic Avenue
Boston, MA 02110
Alyssa M. O’Connor	Assistant Secretary	*
Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*
Joseph Olesky	Controller	*
Derek Darley	Assistant Treasurer	*
Bruce C. Frisbie	Assistant Treasurer	**
Todd Picken	Assistant Treasurer	*
Kevin LaComb	Assistant Treasurer	*
Kathy Rogers	Continuing Education Officer
Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	**
Mark Larose	Co-Chief Operations Officer and Assistant Vice President	*
Mario Morton	Assistant Vice President and Registration Manager	*
Mathew Verdi	Assistant Vice President	*
Delphine Soucie	Assistant Vice President
Anthony Frogameni	Assistant Vice President and Chief Privacy Officer	*
John Rogan	Regional Assistant Vice President	*
Nick DeLuca	Regional Assistant Vice President	1101 North Black Canyon
Highway
PH30
Phoenix, AZ 85209
David Cove	Regional Assistant Vice President	*
Jack Yvon	Regional Assistant Vice President	*
Sean Murphy	Regional Assistant Vice President	*
Michelle Pedigo	Regional Assistant Vice President	*
Laura Perlotto	Assistant Vice President and AML Compliance Officer	*
Craig Waddington	Variable Life Product Distribution Officer; and	*
Variable Annuity Product Distribution Officer
Michael Dunn	Worksite Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981
***	11215 North Community House Rd., Charlotte, NC 28277

(c)	Compensation From the Registrant

For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A)

OF THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium, variable, whole life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment No. 35 to Registration Statement No. 033-23126 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts on the 23rd day of April, 2018.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By: ROGER W. CRANDALL*

  Roger W. Crandall

  President and Chief Executive Officer

  (principal executive officer)

  Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 35 to Registration Statement No. 033-23126 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature**	Title	Date

ROGER W. CRANDALL *	Director and Chief Executive Officer	April 23, 2018
Roger W. Crandall	(principal executive officer)

ELIZABETH A. WARD *	Chief Financial Officer	April 23, 2018
Elizabeth A. Ward	(principal financial officer)

SEAN NEWTH *	Chief Accounting Officer and Corporate Controller	April 23, 2018
Sean Newth	(principal accounting officer)

MARK T. BERTOLINI *	Director	April 23, 2018
Mark T. Bertolini

KAREN H. BECHTEL *	Director	April 23, 2018
Karen H. Betchel

KATHLEEN A. CORBET *	Director	April 23, 2018
Kathleen A. Corbet

JAMES H. DEGRAFFENREIDT, JR. *	Director	April 23, 2018
James H. DeGraffenreidt, Jr.

ISABELLA D. GOREN *	Director	April 23, 2018
Isabella D. Goren

JEFFREY M. LEIDEN *	Director	April 23, 2018
Jeffrey M. Leiden

Director
Marc F. Racicot

LAURA J. SEN *	Director	April 23, 2018
Laura J. Sen

WILLIAM T. SPITZ *	Director	April 23, 2018
William T. Spitz

H. TODD STITZER *	Director	April 23, 2018
H. Todd Stitzer

/s/ JOHN E DEITELBAUM
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

** MAJORITY OF DIRECTORS

INDEX TO EXHIBITS

Exhibit No.	Exhibit

Exhibit 99.26 (n)	i. Auditor Consents

• Company Financial Statements

• Separate Account Financial Statements